As filed with the Securities and Exchange Commission on April 20, 2011

Securities Act of 1933 File No. 333-[                  ]
Investment Company Act of 1940 File No. 811-[                  ]

United States
Securities and Exchange Commission
Washington, D.C. 20549
________________

FORM N-2

☒	Registration Statement under the Securities Act of 1933
	G	Pre-Effective Amendment No.
	G	Post-Effective Amendment No.
and
☒	Registration Statement under the Investment Company Act of 1940
	G	Amendment No.
________________

BLACKROCK PREFERRED PARTNERS LLC
(Exact Name of Registrant as Specified in Charter)
________________

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)
(800) 882-0052
(Registrant's telephone number, including area code)

John Perlowski, President
BlackRock Preferred Partners LLC
55 East 52nd Street
New York, New York 10055
(Name and Address of Agent for Service)
________________

Copies to:
Thomas A. DeCapo, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
One Beacon Street
Boston, Massachusetts 02108
________________

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

G when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Limited Liability Company Units	N/A	N/A	$1,000,000	$116.10

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed.  We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 20, 2011

p r e l i m i n a r y p r o s p e c t u s	BlackRock

BLACKROCK PREFERRED PARTNERS LLC

LIMITED LIABILITY COMPANY UNITS

, 2011

BlackRock Preferred Partners LLC (the "Fund") is a limited liability company registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company.

The Fund's investment objective is to seek total return.  Over an investment cycle, the Fund expects to achieve net returns commensurate with the long-term return on equities with less volatility and relatively low degree of correlation to the equity markets.  In order to achieve its objective, the Fund invests in a portfolio of hedge funds organized outside the United States generally believed not to be highly correlated with the Standard & Poor's 500 Index over a long-term time horizon.  The Fund intends to invest in private funds or other pooled investment vehicles or accounts organized outside the United States (collectively, the "Portfolio Funds") managed by third-party investment managers ("Managers"), and the Fund may also invest directly in securities (other than those of Portfolio Funds) or other financial instruments.  As described in more detail in this Prospectus, the Portfolio Funds in which the Fund may invest include, but are not limited to, hedge funds organized outside the United States and employing a variety of different alternative investment strategies and investing in a variety of worldwide markets.  Such strategies include or may include, but are not limited to: relative value, event driven, fundamental long/short, direct sourcing and directional trading.  These types of Portfolio Funds may hold a portion of their investments in so-called "side pockets," which are sub-funds or other special allocations within a portfolio fund that create a structure to invest in illiquid or hard to value securities.  Exposure to side pockets will subject the Fund to various liquidity and valuation risks described in this Prospectus.  See "General Risks – Risks Related to an Investment in the Units – Liquidity of Units," "– Limited Liquidity" and "– Portfolio Valuation."  In order to be included in the Fund's portfolio, Portfolio Funds must satisfy a variety of requirements, including, but not necessarily limited to: (i) quarterly independent verification of NAV; (ii) quarterly independent valuation of material FAS 157 Level 3 assets; (iii) semi-annual operational due diligence review; and (iv) annual independent audit.  The Fund does not follow a rigid investment policy and is not restricted from participating in any market, strategy or investment other than as set forth hereunder or under the terms of the 1940 Act.  The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful and investors may lose the entire value of their investment in the Fund.

Investments in the Fund may be made only by "Eligible Investors." Although the limited liability company interests in the Fund ("Units") will be registered under the Securities Act of 1933 (the "1933 Act"), only investors that satisfy the definition of "accredited investor" as defined in Regulation D under the 1933 Act will be Eligible Investors.  Eligible Investors who subscribe for Units and are admitted to the Fund by the Board of Directors of the Fund will become members ("Members") of that Fund.  BlackRock Advisors, LLC, a Delaware limited liability company, serves as the Fund's investment advisor, and BlackRock Financial Management, Inc., a Delaware corporation, serves as the Fund's sub-advisor.

i

Investing in the Funds involves certain risks.  See "General Risks" on page [   ] of this Prospectus.

	Price to Public Per Unit(1)	Maximum Sales Load Per Unit	Initial Proceeds to Fund Per Unit	Total Proceeds to Fund (3)
Units	$[ ]	$[ ](2)	$[ ]

(1)
Units are continuously offered on a reasonable efforts basis at a price equal to their then current net asset value ("NAV") per Unit, plus a sales load.  The minimum initial subscription for Units is $50,000 and minimum subsequent subscriptions are $10,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  The $[        ] used in the table above is the initial NAV per Unit plus the maximum allowable sales charge of [        ]%.

(2)
The maximum sales charge is [        ]% of the purchase price of the Units. The Fund will pay out of its assets an on-going distribution fee to [               ] (the "Distributor").  The amount of the on-going distribution fee will be [0.75]% of the average month-end NAV of the Units owned by the customers of the financial intermediary.  The Distributor will generally pay substantially all of these on-going fees to financial intermediaries.  Financial intermediaries may waive the sales charge for their customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary.  In addition, the Fund's investment adviser or its affiliates may pay, out of their own assets, additional compensation to financial intermediaries in connection with the placement of Units or the servicing of Member accounts.  See the "Plan of Distribution" section for more detail.

(3)
These estimated proceeds assume all Units registered by the Fund are sold in the continuous offerings.  The amount registered by the Fund may differ and thus the amount shown in this column may differ.  In addition, this estimate does not reflect the deduction of all expenses to be incurred by the Fund in connection with its offering.

The Units have no history of public trading nor is it intended that the Units will be listed on a public exchange.

This Prospectus concisely provides information that you should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  You may request a free copy of this Prospectus, annual and semi-annual reports to Members when available, and other information about the Fund, and make inquiries by calling 1-800-882-0052 or, by writing to the Fund.  The Fund does not maintain a public website.  Additional information about the Fund and materials incorporated by reference have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov.  If you purchase Units in the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund (each, an "LLC Agreement").

Units are generally available for purchase as of the first Business Day (as defined below) of each calendar month, except that Units may be made available for purchase more or less frequently as determined by the Fund's Board of Directors in its sole discretion.  For purposes of this Prospectus, "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed.  No person who is admitted as a Member will have the right to require the Fund to redeem such Member's Units.  The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement.  Although the Fund may offer to repurchase Units from time to time, Units will not be redeemable at a Member's option nor will they be exchangeable for Units or shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Units in a timely manner or at all.  Beginning [           ], the Fund may, in the sole discretion of the Board of Directors and subject to the restrictions described herein, choose to conduct quarterly tender offers for up to 15% of the net assets of the Fund at that time.

The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Fund.  To the extent that an investor requires that a portion of its investment portfolio provide liquidity, such portion should not be invested in the Fund.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus.  The Fund has not authorized anyone to provide you with different information.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is [          ], 2011.

TABLE OF CONTENTS

SUMMARY	1
SUMMARY OF FUND EXPENSES	15
THE FUND	17
THE OFFERING	17
USE OF PROCEEDS	17
INVESTMENT OBJECTIVE	17
INVESTMENT STRATEGIES	18
BORROWING BY THE FUND	23
ADDITIONAL INVESTMENT POLICIES	25
GENERAL RISKS	26
MANAGEMENT OF THE FUND	62
PLAN OF DISTRIBUTION	67
ADMINISTRATION, ACCOUNTING AND INVESTOR SERVICES AGREEMENTS	68
CUSTODIAN	68
ESCROW AGENT	69
FUND EXPENSES	69
PORTFOLIO TRANSACTIONS AND BROKERAGE	70
VOTING	72
CONFLICTS OF INTEREST	72
ADDITIONAL CONFLICTS OF INTEREST RELATING TO THE ADVISORS, BAA AND THEIR AFFILIATES	78
CONFLICTS OF INTEREST RELATING TO THE MANAGERS	79
CODES OF ETHICS	80
ELIGIBLE INVESTORS	80
PURCHASING UNITS	81
REPURCHASES OF UNITS	82
CALCULATION OF NET ASSET VALUE; VALUATION	87
ANNUAL DISTRIBUTIONS	89
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	90
ERISA CONSIDERATIONS	95
ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENTS	97
PRIVACY PRINCIPLES OF THE FUND	100
OTHER INFORMATION	100
REPORTS TO MEMBERS	100
FISCAL YEAR	100
ACCOUNTANTS AND LEGAL COUNSEL	100
INQUIRIES	101
FINANCIAL STATEMENTS	101
APPENDIX A Proxy Voting Policies	A-1

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund.  Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus and the LLC Agreement.

The Funds
The Fund is a Delaware limited liability company.  BlackRock Advisors, LLC (the "Advisor") serves as the Fund's investment adviser and BlackRock Financial Management, Inc. (the "Sub-Advisor" and, together with the Advisor, the "Advisors") serves as the Fund's sub-adviser.

The Offering
Generally, Units will be continuously offered on monthly basis at a price equal to their then current NAV per Unit, plus a sales load.  The minimum initial subscription for Units is $50,000, and minimum subsequent subscriptions are $10,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  The Fund may accept subscriptions for lesser amounts in the discretion of the Advisors. The Fund expects the initial closing to occur on or about [ ], 2011, with subsequent closings expected to occur as of every month-end thereafter.  However, the Fund will not accept subscriptions until a minimum dollar amount of subscriptions has been received by the Fund, as determined by the Advisors in their discretion.  Investor subscription funds will be held in escrow by the Escrow Agent (defined below under "Escrow Agent") and not delivered to the Fund until the minimum subscription amount has been satisfied.  If investor subscriptions are not accepted by the Fund on or before [ ], investor funds held in escrow will be returned to investors.

Although the Units will be registered under the 1933 Act, the Units will be sold only to "accredited investors" as defined in Regulation D under the 1933 Act.

Units will be offered at closings (each, a "Closing"), for purchase as of the first Business Day of each month or at such other times as determined in the discretion of the Fund's Board of Directors (the "Board").  For purposes of this Prospectus, a "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed.  All references to Business Day herein shall be based on the time in New York City.  Although the Fund may offer to repurchase Units quarterly, subject to the discretion of the Board, Units will not be redeemable at an investor's option nor will they be exchangeable for shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Units in a timely manner or at all.  The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Fund.  The Fund intends to seek exemptive relief from the SEC to offer classes of Units with terms different from those described herein.  The fees and expenses of such future classes (apart from the management fee) may vary from the initial Units offered and will be offered under a revised prospectus if and when any such relief is obtained.  See "The Offering."

Investment Objective
The Fund's investment objective is to seek total return.  Over an investment cycle, the Fund expects to achieve net returns commensurate with the long-term return on equities with less volatility and relatively low degree of correlation to the equity markets.  The Fund cannot guarantee that its investment objective will be achieved, or that its portfolio design and risk monitoring strategies will be successful and investors may lose the entire value of their investment in the Fund.  If the Board determines that the Fund's investment objective should be changed, Members will be given written notice that will precede or accompany the Fund's next tender offer.  Such change, however, can be effected without Member approval.  See "Investment Objective."

Investment Strategies
In order to achieve its investment objective, the Fund invests in a portfolio of hedge funds organized outside the United States generally believed not to be highly correlated with the Standard & Poor's 500 Index over a long-term time horizon.  The Fund intends to invest in private funds or other pooled investment vehicles or accounts organized outside the United States (collectively, the "Portfolio Funds") managed by third-party investment managers ("Managers") selected by and unaffiliated with the Advisors, and the Fund may also invest directly in securities (other than those of Portfolio Funds) or other financial instruments selected by the Advisors.  The Fund may invest directly in Portfolio Funds or may do so indirectly by investing in derivative instruments or participating in contractual relationships whereby any associated payments or receipts may be based on some or all of the change in value of one or more Portfolio Funds.  The Fund will limit the amount that can be invested in any single Portfolio Fund to 7.5% of the Fund's total assets measured at the time of investment.  If, due to appreciation or other factors, the Fund's position in a Portfolio Fund comes to exceed 10% of the Fund's total assets as of any Valuation Date, the Advisors will use their reasonable efforts to reduce the Fund's position to 10% or less of the Fund's total assets. The Fund will limit the amount that can be invested in any single direct investment to 15% of the Fund's total assets measured at the time of investment.  In order to be included in the Fund's portfolio, Portfolio Funds must satisfy a variety of requirements, including, but not necessarily limited to: (i) quarterly independent verification of NAV; (ii) quarterly independent valuation of material FAS 157 Level 3 assets; (iii) semi-annual operational due diligence review; and (iv) annual independent audit.  The Fund does not follow a rigid investment policy and is not restricted from participating in any market, strategy or investment other than as set forth hereunder or under the terms of the 1940 Act.  See "Investment Strategies."

The Fund's portfolio managers have full discretionary authority over investing the Fund's portfolio, including, discretion with respect to allocations to the Portfolio Funds, including through rebalancing the Fund's allocations to Portfolio Funds.  BlackRock Alternative Advisors ("BAA"), a business unit representing the hedge fund solutions platform for BlackRock, Inc., the ultimate parent of the Advisor, has established an investment committee (the "BAA Investment Committee") consisting of senior personnel of BAA.  Generally, the BAA Investment Committee establishes investment policies for BAA, provides general oversight of BAA's portfolio managers, including the Fund's portfolio managers and approves investments in Portfolio Funds and other instruments recommended by the Fund's portfolio managers.

While the strategies described below are designed to provide the Fund with the flexibility to have a broad-based portfolio of alternative investments, the Advisors may decide not to invest in certain asset categories or implement certain strategies, in particular certain less-liquid hedge fund strategies.  In addition, while the Fund may take advantage of the full range of strategies and investments described below (and other strategies as made available), they are not required to do so, nor are they required to invest any particular percentage of their assets in any single strategy, Portfolio Fund or other security or any combination of the foregoing.  The Advisors anticipate investing in only some of the strategies, Portfolio Funds or other securities described below at any one time and switching among them based upon, among other things, the Advisors' evaluation of market conditions, available investment opportunities and the assets they believe will be successful in light of these conditions. See "Investment Strategies – Strategies."

The Fund plans to invest in a portfolio of hedge funds organized outside the United States.  These hedge fund investments are intended to be in Portfolio Funds pursuing longer-term investment strategies that the Advisors believe have historically provided long-term attractive risk-adjusted returns compared to the Standard & Poor's 500 Index.  The Advisors will seek to implement these strategies primarily through investments in Portfolio Funds, although the Advisors also may, to a lesser extent, seek to make direct investments in securities (other than those of Portfolio Funds) or other financial instruments.  These hedge fund investments generally have long term investment horizons (typically one year or greater) and liquidity terms that typically match their investment horizons.  As a general matter, the Fund will typically limit investments in Portfolio Funds to hedge funds that the Advisors believe meet certain criteria as described below under "Investment Strategies – Portfolio Fund Strategies."

Hedge funds are private pools of investment capital with broad flexibility to buy or sell a wide range of assets.  The investment strategies pursued by hedge funds are extremely diverse.  Major categories of these investment strategies include: (i) relative value, which typically involves seeking to profit from mispricing of financial instruments relative to each other or historical norms; (ii) event driven, which typically involves concentrating on companies that are subject to corporate events such as takeovers or bankruptcies; (iii) fundamental long/short, which typically involves buying or selling predominantly corporate securities believed to be over- or under-priced relative to their potential value; (iv) direct sourcing, which typically involves entering  into direct transactions to provide financing to institutions or individuals; and (v) directional trading, which generally seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities.

Additionally, as part of its normal operations, the Fund may hold cash, short-term debt securities or money market securities pending investments or when it expects to need cash to pay Members who tender their Units.
The hedge fund strategies described herein are subject to various risks described throughout this Prospectus.  There can be no assurance that the Managers will be successful in implementing these strategies or that these strategies will achieve their desired results.  Consequently, you could lose all or substantially all of your investment in the Fund.  See "General Risks."

Risk Factors
The Fund's investment program entails risk.  There can be no assurance that the investment objective of the Fund or those of the Portfolio Funds in which the Fund invests will be achieved or that their investment programs will be successful.
A summary of certain risks associated with an investment in the Fund is set forth below.  It is not complete and you should read and consider carefully the more detailed list of risks described below under "General Risks" before purchasing Units.  See "General Risks" for a more detailed description of risks applicable to an investment in the Fund.

(a)
Investments in Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.  The Fund's ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited, and such restrictions will limit the Fund's flexibility to reallocate such assets among Portfolio Funds.  In addition, Portfolio Funds may have the ability to temporarily suspend the right of their investors to redeem their investment during periods of exceptional market conditions such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund.  It may therefore be difficult for the Fund to sell or realize its investments in the Portfolio Funds in whole or in part.  See "General Risks – Risks Related to an Investment in the Units – Liquidity of Units" and "General Risks – Risks Related to Portfolio Funds – Limited Liquidity."

(b)
The Fund's investments in Portfolio Funds are ordinarily valued based upon valuations provided to it by the Managers of such Portfolio Funds or, in many cases, the administrators of those Portfolio Funds.  Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Managers and/or their administrators.  A Manager may face a conflict of interest in valuing such securities since their values affect the Manager's compensation.  The Advisors will review and perform due diligence on the valuation procedures used by each Manager and BAA will monitor the returns provided by the Portfolio Funds.  However, neither the Advisors nor the Board is able to confirm the accuracy of valuations provided by Managers or their administrators.  Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Units, which determine the value at which new Members are admitted and the amounts Members receive upon any repurchases of Units by the Funds.  Illiquid investments may be harder to value, potentially increasing risks regarding valuation.  See "Calculation of Net Asset Value; Valuation"  and "General Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

(c)
Some of the Portfolio Funds may hold a portion of their investments, in particular investments that are illiquid, in so-called "side pockets."  Side pockets are sub-funds or other special allocations within a Portfolio Fund that create a structure to invest in illiquid or hard to value securities or other investments and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms and are generally held only by those investors existing at the time of investment. There is no limit to the amount that the Fund may invest in Portfolio Funds with side pockets nor on the aggregate size of side pockets.  Were the Fund to request redemption from a Portfolio Fund that distributed side pocket(s) to satisfy a portion of such redemption, the portion of the Fund's interest in the Portfolio Fund's side pockets would generally require a much longer period of time than redemption from the main portfolio and during the period of liquidation of the side pockets, the Fund would remain invested in the side pockets and subject to subsequent market fluctuation in the value of the side pockets.  In addition, Portfolio Funds may also establish side pockets or other liquidity management allocations at the time a redemption request is made that are intended to reflect that portion of the Portfolio Fund's investments that are deemed illiquid at that time. To the extent such redemption side pockets are created, the Fund would similarly be subject to an extended liquidation period, market risk and valuation risk. See "General Risks – Risks Related to an Investment in the Units – Liquidity of Units," "– Limited Liquidity" and "– Portfolio Valuation."

(d)
Units will not be listed for trading on any national securities exchange, are subject to substantial restrictions on transfer and have limited liquidity.  Although the Advisors anticipate recommending to the Board that the Fund offer to repurchase Units on a quarterly basis beginning [           ], the Board retains the discretion to approve such requests and, therefore, there is no requirement that the Fund offer to repurchase Units.  The Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.  Accordingly, there can be no assurance that a Member who requests the repurchase of its Units (or a portion thereof) will have such Units repurchased.  See "Repurchases of Units" and "General Risks – Risks Related to an Investment in the Units – Liquidity of Units" and "– Repurchases of Units."

(e)
The Fund and certain Portfolio Funds may use investment strategies and techniques that involve greater risks than the strategies typically used by registered investment companies.  Portfolio Funds invest in equity and debt securities, and frequently also invest in and trade in other types of securities or instruments including equity-related instruments, debt-related instruments, currencies, financial futures, swap agreements, commodities or real estate securities and funds.  In addition, the Portfolio Funds may sell securities short and use a wide range of other investment techniques, including leverage, securities lending and derivative instruments used for both hedging and non-hedging purposes.  The use of such instruments, leverage and techniques may be an integral part of a Portfolio Fund's investment strategy, and may increase the risk to which the Fund's portfolio is subject.  See "General Risks – Risks Related to Portfolio Funds."

(f)
The strategies used by the Advisors and the Managers may fail to deliver the desired returns. The Advisors and the Managers will, among other things, utilize specialized investment strategies, follow allocation methodologies, apply investment models and assumptions, and enter into other strategies intended, among other things, to affect the Fund's or Portfolio Fund's performance, as applicable, while targeting risk levels. There can be no assurance that the Advisors or the Managers will succeed in achieving any goal related to these practices.  The Advisors and Managers may be unable or may choose in their judgment not to seek to achieve these goals.  Consequently, you could lose all or substantially all of your investment in the Fund.  In addition, each of the strategies employed by the Advisors and the Managers are generally subject to their own unique risks.  See "General Risks – Risks Related to the Investment Strategy."

(g)
The Advisors, on behalf of the Funds and Managers, on behalf of Portfolio Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of leverage in their investment programs.  Such investment techniques can substantially increase the adverse impact of investment risks to which the Fund's investment portfolio may be subject.  See "General Risks – Risks Related to Strategic Transactions" and "General Risks – Risks Related to the Investment Strategy – Leverage Risk."

(h)
Certain of the Portfolio Funds may invest in private securities for which there is no readily available market and that are generally illiquid.  In addition, certain of these investments carry a high degree of risk. See "General Risks – Risks Related to Portfolio Funds – Limited Liquidity."

(i)
The Fund and the Portfolio Funds may invest a substantial portion of their assets in securities of non-U.S. issuers and the governments of non-U.S. countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments.  See "General Risks – Risks Related to Investment Strategy – Non-U.S. Investments" and "– Emerging Markets."

(j)
The Fund has no operating history.  In addition, certain of the Portfolio Funds in which the Fund invests may have limited or no operating histories.  See "General Risks – Risks Related to the Fund – No Operating History" and "General Risks – Risks Related to Portfolio Funds – No Prior Operating History."

(k)
Legal, tax and regulatory changes may occur which may materially adversely affect the Fund.  See "General Risks – Risks Related to the Fund – Legal, Tax and Regulatory Risks", "General Risks – Risks Related to the Fund – The Dodd-Frank Act" and "Certain U.S. Federal Income Tax Considerations."  Additionally, there are certain tax risks associated with an investment in the Fund, including without limitation risks with respect to tax positions taken by and tax estimates made by the Fund and the Portfolio Funds held by the Fund, as well as the potential for legislative or regulatory change that could impact the Fund.  There can be no assurance that positions taken or estimates made by the Fund or the Portfolio Funds will be accepted by tax authorities.  See "Certain U.S. Federal Income Tax Considerations."

(l)
With respect to the Fund's investments in Portfolio Funds, the Managers charge the Fund asset-based fees and performance-based fees on allocations.  Such fees and performance-based compensation are in addition to the fees charged to the Fund by the Advisors.  Moreover, an investor in the Fund indirectly bears a proportionate share of the expenses of the Portfolio Funds. Investors could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable.  See "General Risks – Risks Related to Portfolio Funds – Multiple Levels of Expense."

(m)
Performance-based allocations charged by Managers of the Portfolio Funds may create incentives for the Managers to make risky investments, and may be payable by the Fund to a Manager based on a Portfolio Fund's positive returns even if the Fund's overall returns are negative.  See "General Risks – Risks Related to Portfolio Funds – Performance Fees and Management Fees."

(n)
Portfolio Funds generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Portfolio Funds, does not have the benefit of the protections afforded by the 1940 Act.  Managers may not be registered as investment advisers under the Investment Advisers Act of 1940 (the "Advisers Act"), in which case the Fund, as an investor in Portfolio Funds managed by such Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.  However, the regulatory landscape for private Portfolio Funds and their Managers is continuing to evolve and many, though not all, U.S.-based Managers and Managers with a measurable amount of assets under management attributable to U.S. clients or U.S. investors in Portfolio Funds they manage are expected to become subject to Advisers Act registration and/or reporting obligations as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), and are expected to be registered with the SEC on or before July 21, 2011.  See "General Risks – Risks Related to Portfolio Funds – Registration under the 1940 Act and the Advisers Act."

(o)
Because certain Portfolio Funds in which the Fund invests may provide infrequent opportunities to purchase their securities, the Fund may hold significant amounts of cash, short-term debt securities or money market securities pending investment in such Portfolio Funds, which could materially adversely affect the Fund's investment returns.  See "Investment Strategies – Allocation to Cash and Cash-Plus Strategies."

(p)
There is a risk that the Fund may be precluded from investing in certain Portfolio Funds due to regulatory implications under the 1940 Act or may be limited in the amount they can invest in voting securities of Portfolio Funds.  For example, the Fund is required to disclose the names and current fair market value of its investments in Portfolio Funds on a quarterly basis, and a Portfolio Fund may object to public disclosure concerning the Fund's investment and the valuation of such investment.  Similarly, because of the Advisors'

actual and potential fiduciary duties to its current and future clients, the Advisors may limit the Fund's ability to access or invest in certain Portfolio Funds.  For example, the Advisors may believe that the Fund's disclosure obligations or other regulatory implications under the 1940 Act may adversely affect the ability of such other clients to access, or invest in, a Portfolio Fund.  Furthermore, an investment by the Fund could cause the Fund and other funds managed by BlackRock to become affiliated persons of a Portfolio Fund under the 1940 Act and prevent them from engaging in certain transactions.  The Fund may forego certain voting rights with respect to the Portfolio Funds in an effort to avoid "affiliated person" status under the 1940 Act.  The Advisors may also refrain from including a Portfolio Fund in the Fund's portfolio, or may withdraw an existing investment in a Portfolio Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund or the Advisors' other clients if such an investment was made.  In addition, the Fund's ability to invest may be affected by considerations under other laws, rules or regulations, such as the Bank Holding Company Act and Employee Retirement Income Security Act.  Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Portfolio Funds, or in the same or similar Portfolio Funds but on different and potentially less advantageous terms, than other clients of the Advisors.   See "General Risks – Risks Related to Portfolio Funds – Limits on Investing in Portfolio Funds."

(q)
The Fund may elect to invest in a class of a Portfolio Fund's non-voting securities or by contract may waive those voting rights associated with the investment in an effort to prevent the Fund from becoming "affiliated person" of the Portfolio Fund for purposes of the 1940 Act.  The Fund's practices regarding investment in non-voting securities or waivers of voting rights may  prevent the Fund from participating in voting on a particular issue to the full extent of its economic interest, including limiting its ability to affect the outcome of matters that could materially adversely affect its investment in a Portfolio Fund.  In certain circumstances, this could have a material adverse affect on the Fund. See "General Risks – Risks Related to Portfolio Funds – Non-Voting Securities and Waivers."

(r)
The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. Although the Advisors will follow a general policy of seeking to diversify the Fund's capital among multiple Portfolio Funds, the Advisors may depart from such policy from time to time and one or more Portfolio Funds may be allocated a relatively large percentage of the Fund's assets. The Fund will limit the percent of assets held of any one Portfolio Fund, at the time of investment, to an amount that is in accordance with any regulatory restrictions or investment guidelines applicable to the Fund. As a consequence of a large investment in a particular Portfolio Fund, losses suffered by such Portfolio Funds could result in a larger reduction in the Fund's NAV than if such capital had been more proportionately allocated among a larger number of Portfolio Funds

(s)
Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives.  Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse.  Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects.  By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps.  It is possible that implementation of these measures, or any future measures, could potentially limit or completely restrict the ability of the Fund and the Portfolio Funds to use certain derivative instruments as a part of their investment strategies, increase the costs of using these instruments or make them less effective.  Additionally, new and/or enhanced regulatory, registration and reporting requirements applicable to the Advisers and the Managers stemming from Dodd-Frank may subject the Advisers and the Managers to increased regulatory scrutiny and greater risk of liability resulting from violations of these new regulatory, registration and reporting requirements.  See "General Risks – Risks Related to the Fund – The Dodd-Frank Act", "General Risks – Risks Related to Strategic Transactions – General" and "General Risks – Risks Related to Portfolio Funds – Registration under the 1940 Act and Advisers Act."

(t)
A far-ranging insider trading probe by federal authorities, including the SEC and the Justice Department, into the use of expert consultants is ongoing.  The investigation focuses, in part, on whether material, non-public information was provided by expert consultants, including expert networks and independent research boutiques, to hedge funds and mutual funds.  At the core of the investigation is whether any managers used so-called soft dollar payments for access to non-public information with the potential to impact stock prices.  The implication of any of the Managers in this insider trading probe is likely to have an immediate and material adverse effect on such Managers and may result in investors seeking to redeem en masse from any such Manager's Portfolio Funds, thereby materially impairing the value and liquidity of the Fund's positions in such Portfolio Funds.  Any such mass redemption requests are likely to result in Managers liquidating Portfolio Funds' holdings at inopportune times and/or prices and are likely to result in suspensions of redemptions and/or the imposition of redemption gates.

Board of Directors
The Fund's Board has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations.  The initial Directors have each been ratified by the Fund's initial Member.  Any vacancy on the Board may be filled by the remaining Directors of the Board, except to the extent the 1940 Act requires the election of Directors by the Members.  A majority of the Directors are "Independent Directors" who are not "interested persons" (as defined by the 1940 Act) of any Fund or the Advisors.  See "Management of the Fund – Directors and Officers."

The Advisor and Sub-Advisor

BlackRock Advisors, LLC is the Fund's investment adviser.  BlackRock Financial Management, Inc. is the Fund's sub-adviser.  The Advisors will provide certain day-to-day investment management services to the Fund.  The Advisor will receive an annual fee, accrued monthly and payable quarterly in arrears, in an amount equal to [0.75]% of the Fund's average net assets.  The Advisor and not the Fund will pay the Sub-Advisor for its services on behalf of the Fund.  See "Management of the Fund – Advisor and Sub-Advisor," "– Investment Management Agreements and Sub-Investment Advisory Agreements."

Custodian	[ ] will serve as the Fund's custodian (the "Custodian"). See "Custodian."

Escrow Agent	[ ] will serve as the Fund's escrow agent (the "Escrow Agent") with respect to subscription monies received from prospective investors. See "Escrow Agent."

Administrator
[       ] has been appointed by the Fund to provide certain administrative, accounting, transfer agency and investor services to the Fund (the "Administrator").  Fees payable to the Administrator for these services, and reimbursement for the Administrator's out-of-pocket expenses, are paid by the Fund.

The Fund also pays the Administrator certain fixed fees for tax preparation and other services (collectively with the asset based fee, the "Administrative Fee").  The Administrative Fee is paid out of and reduces the Fund's net assets.  See "Administration, Accounting and Investor Services Agreements."

Distribution Agreements
The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with [                ] (the "Distributor") to provide for distribution of the Units.  The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, Units on behalf of the Fund on a reasonable efforts basis. Financial intermediaries that sell Units may impose fees, terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions imposed by the Fund.  Any fees, terms and conditions imposed by the financial intermediaries may affect or limit an investor's ability to subscribe for Units or tender Units for repurchase or otherwise transact business with the Fund. The Fund will pay out of its own assets an on-going distribution fee to the

Distributor.  The amount of the on-going distribution fee will be [0.75]% of the average month-end net asset value ("NAV") of the Units owned by the customers of the financial intermediary.  The Distributor will generally pay substantially all of these on-going fees to financial intermediaries.  In addition, the Advisors or their affiliates may pay, out of their own assets, additional compensation to financial intermediaries in connection with the placement of Units or the servicing of Member accounts.

Financial intermediaries that are members of the Financial Industry Regulatory Authority Inc. ("FINRA") may not accept any compensation in connection with the Fund's Units that exceeds the underwriting compensation limit set by FINRA.  See "Plan of Distribution."

Purchasing Units
Units are offered at a price equal to their NAV per Unit, plus a sales load, for purchase as of the first Business Day of each calendar month (the "Membership Date"), except that the Fund may offer Units more or less frequently as determined by the Board.  Financial intermediaries may waive the sales load for their customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary.  The minimum initial investment from each investor is $50,000, and minimum subsequent subscriptions are $10,000. Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  The Fund may accept subscriptions for lesser amounts in the discretion of the Advisors. A financial intermediary may establish higher minimum investment requirements than the Fund. Units are being offered only to investors that meet all requirements to invest in the Fund.  The Fund reserves the right to reject any subscription for Units, and the Fund may, in its sole discretion, suspend subscriptions for Units at any time and from time to time.

An investor's subscription for Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time, if any, as that the Fund repurchases the Units in a tender offer.  The Board may, in its discretion, cause the Fund to repurchase all of the Units held by a Member if the total value of the Member's Units, as a result of repurchase or transfer by the Member, is less than $50,000 (or any lower amount equal to the Member's initial subscription amount) or for other reasons as determined by the Board.

In order to subscribe for Units, an investor must complete and provide for the delivery of a completed subscription agreement to [       ], as the Fund's administrator, at least five Business Days prior to the Membership Date or by such other date as determined by the Fund in its discretion and communicated to the investor.  A Member generally may subscribe for additional Units by completing an additional subscription agreement, unless otherwise determined by the Advisors.  All purchases are subject to immediately available funds in the full amount of the purchase being available in an investor's account with its financial intermediary at least two Business Days prior to the applicable Membership Date or such other date as the Fund may determine in its discretion and communicate to investors (the "Subscription Date").  At the close of business on the Subscription Date, the Fund will either accept or reject an investor's subscription and, if accepted, the investor's subscription amount will be credited to the Fund's account.  The investor, however, will not become a Member of the Fund and will have no other rights (including, without limitation, any voting rights)

under the Fund's LLC Agreement until the Membership Date.  An investor will become a Member of the Fund, and begin to participate in the Fund's returns, on the Membership Date.  For subscriptions made after the initial closing date, the number of Units to be received by a Member in respect of any additional subscription will be based on the net asset value of a Unit determined as of the close of business on the last Business Day of the calendar month preceding the Membership Date in respect of such additional subscription.  An investor's additional subscription amount will be credited to the Fund's account on the Subscription Date, although the number of Units denominating the additional subscription amount may not be determined until approximately 20 to 25 days after the Membership Date in respect of such additional subscription and the investor will not become a Member of the Fund in respect of such additional Units and will have no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement in respect of such additional Units until the Membership Date in respect of such additional subscription.  See "Purchasing Units."

Eligibility
The Fund intends to sell its Units only to prospective investors who meet the definition of "accredited investor" as defined in Regulation D under the 1933 Act.  Investors meeting these requirements are referred to in this Prospectus as "Eligible Investors."  Investors who are "accredited investors," as defined in Regulation D, are generally persons having an individual income in excess of $200,000 in each of the two most recent fiscal years or joint income with that person's spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million (excluding the value of that individual's primary residence) or entities having total assets of at least $5 million, or entities all of whose beneficial owners are themselves accredited investors.  Existing Members subscribing for additional Units must be Eligible Investors at the time of each additional subscription.  Each prospective investor is required to certify as to such investor's qualification as an Eligible Investor.  See "Eligible Investors."

Transfers & Transfer Restrictions
The Fund is a closed-end management investment company.  Members of the Fund will not have the right to redeem their Units.  In addition, there is no public market for Units and none is expected to develop.  The Fund will not list its Units on a stock exchange or similar market.  With very limited exceptions, Units are not transferable and liquidity for investments in Units may be provided only through periodic tender offers, if any, by the Fund, as described below (the Fund, however, is not an "interval fund" within the meaning of Rule 23c-3 under the 1940 Act).
A Member may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation any swap, structured note or any other derivative transaction) of all or any of its Units, including, without limitation, any portion of a Unit (such as a right to distributions), to any person (collectively a "Transfer" and each a "Transferee"), except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion.  Any permitted Transferee will be bound by the Fund's LLC Agreement and the agreements contained in the Fund's Subscription Agreement without any action on their part.  No assignee, purchaser or Transferee may be admitted as a substitute Member, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion.
Any Transfer made or purported to be made that is in violation of the Fund's LLC Agreement shall be void and of no effect.  To the extent any Member, transferee or successor Member is purported to have transferred any economic interest in the Fund in violation of the Fund's LLC Agreement, the Fund shall not recognize such action and the Board may terminate all or any part of the Unit of such Member, transferee or successor Member at no value or such value as the Board determines in its sole and absolute discretion and the Member, transferee or successor Member will forfeit all or such portion of its Units in connection with such termination as determined by the Advisor in connection therewith.  An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment.
See "Eligible Investors," "Purchasing Units" and "Repurchases of Units – Transfers of Units."

No Redemptions; Repurchases of Units by the Funds

No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem Units.  Beginning [               ], the Fund may from time to time offer to repurchase Units from Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion.  Each tender offer may be limited and will generally apply to up to 15% of the net assets of the Fund at that time.]  If a tender offer is oversubscribed by Members, the Fund may decide to repurchase only a pro rata portion of the Units tendered by each Member.  In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisors currently expect that they will generally recommend to the Board that the Fund offer to repurchase Units from Members quarterly on the last Business Day of March, June, September and December, beginning in [                 ].  The Fund will require that each tendering Member tender a minimum of $50,000 worth of Units, subject to the Board's ability to permit a Member to tender a lesser amount in its discretion.  However, the Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.

A [     ]% early repurchase fee will be charged to any Member that tenders its Units to the Fund prior to the Business Day immediately preceding the one-year anniversary of the Member's purchase of the respective Units.  This early repurchase fee would apply separately to each purchase of Units made by a Member.  For example, if a Member purchases Units in January of year 1 and then purchases additional interests in December of year 1, such Member would be subject to an early repurchase fee on the additional Units purchased in December of year 1 until December of year 2.  The purpose of the [   ]% early repurchase fee is to reimburse the Fund for the costs incurred in liquidating securities in the Fund's portfolio in order to honor the Member's repurchase request and to discourage short-term investments which are generally disruptive to the Fund's investment program.

Annual Distributions	The Fund intends to distribute all of its net investment income to Members as of the last calendar day of each calendar year (an "Annual Distribution"). Annual Distributions will be made to each Member pro rata based on the number of Units held by such Member and will be net of Fund expenses. To maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to distribute for each taxable year at least 90% of its net investment income. All net realized capital gains, if any, will be distributed at least annually to Members. Units are issued and outstanding from the initial closing date (or other date on which Units are issued by the Fund) to the date, if any, on which such Units are repurchased by the Fund.

Taxation
We intend to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to holders of our Units as dividends for U.S. federal income tax purposes. To qualify as a RIC, we must, among other things, meet certain source-of-income, asset diversification, and distribution requirements. See "Certain U.S. Federal Income Tax Considerations."

Employee Benefit Plans and Other U.S. Tax-Exempt Investors

Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt investors, including employee benefit plans, individual retirement accounts ("IRAs") and Keogh Plans (each, a tax-exempt entity), generally are eligible to subscribe for Units.  The Fund's assets will not be deemed to be "plan assets" for purposes of ERISA.  See "ERISA Considerations."

Reports to Members
The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made or as otherwise required by the 1940 Act.  The fiscal year end of the Fund is March 31.

Anti-Takeover Provisions
The Fund's LLC Agreement includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  These provisions could deprive the holders of Units of opportunities to sell their Units at a premium over the then current NAV.  See "Additional Information and Summary of the LLC Agreements."

Counsel for the Fund and the Advisors
Skadden, Arps, Slate, Meagher & Flom LLP has been retained as counsel for the Fund and the Advisors.  No investor will have an attorney-client relationship with counsel solely as a result of the purchase of Units by an investor.  Each potential investor should consult its own legal, tax and other advisors in connection with an investment in the Funds.  See "Accountants and Legal Counsel."

Auditors	[ ] (the "Auditor") has been retained as the Fund's independent auditor. See "Accountants and Legal Counsel."

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.

Fiscal Year	For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31.

SUMMARY OF FUND EXPENSES

The following table illustrates the approximate expenses and fees that Members in the Fund are expected to bear directly or indirectly.

MEMBER TRANSACTION EXPENSES
Maximum Sales Load (as a percentage of the offering price)	[ . ]%(1)
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	[ . ]%

ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees	[0.75]%
Other Expenses(3)	[ . ]%
Distribution Fees	[0.75]%(4)
Acquired Fund Fees and Expenses(5)	[ . ]%

TOTAL ANNUAL EXPENSES	[ . ]%

(1)
Financial intermediaries may charge a sales load of up to [        ]% for their services in conjunction with the distribution of Units.  Financial intermediaries may waive the sales load for their customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary.  Investors should direct any questions regarding such sales loads to the relevant financial intermediary.  All such compensation, however, with respect to Units in the Fund that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA. See "Plan of Distribution."

(2)
A [      ]% Early Repurchase Fee payable to the Fund will be charged with respect to the repurchase of a Member's Units (or portion thereof) prior to the Business Day immediately preceding the one-year anniversary of the Member's applicable purchase of such Units (or portion thereof). See "Repurchase of Units."

(3)
The Fund will bear its organization expenses prior to completion of this offering.  The Fund will amortize its offering costs (other than distribution fees) over a 12-month period.  The Fund will also bear other direct costs including professional fees, transfer agency fees and other operating expenses.

(4)
The Fund will pay out of its assets an on-going distribution fee to the Distributor. The amount of the on-going distribution fee will be [0.75]% of the average month-end NAV of the Units owned by the customers of the financial intermediary. The Distributor will generally pay substantially all of these on-going fees to financial intermediaries.  In addition, the Advisors or their affiliates may pay, out of their own assets, additional compensation to financial intermediaries in connection with the placement of Units or the servicing of Member accounts.  All such compensation, however, with respect to Units in the Fund that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA. See "Plan of Distribution."

(5)
The "Acquired Fund Fees and Expenses" include the Fund's share of operating expenses and performance-based incentive fees of the underlying Portfolio Funds as well as any direct fees charged by such Portfolio Funds (e.g. redemption fees) in which the Fund invests.  The costs to be incurred at the underlying Portfolio Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses.  Each Portfolio Fund's expenses will vary.  In addition, the underlying Portfolio Funds will also incur trading expenses, including interest and dividend expenses, which are the product of investment strategies employed by the Managers.  Approximately [    ]% of the total estimated [      ]% of Acquired Fund Fees and Expenses represent the Fund's pro rata share of costs incurred at the underlying Portfolio Fund level, which consists of approximately [     ]% in management fees, approximately [      ]% in other expenses (such as trading expenses) and approximately [       ]% in incentive fee allocations.  Portfolio Funds with absolute return objectives may on average employ more leverage than certain other types of Portfolio Funds.  In addition, for recently launched Portfolio Funds in which the Fund may invest, the Acquired Fund Fees and Expenses may tend to be significantly greater in the initial years as start up costs are being borne over a smaller invested capital base.  The fees and expenses disclosed above are estimates based on 20[ ] financial information, and such data may (and is expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses.  Generally, fees payable to Managers are estimated to range from 1% to 3% (annualized) of the average NAV of the Fund's investment in such Portfolio Funds.  In addition, certain Managers of the Portfolio Funds charge an incentive allocation or fee generally ranging from 15% to 25% of a Portfolio Fund's net profits. These fees payable to Managers are estimates and may be higher or lower than the numbers shown.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly.  For a more complete description of the various fees and expenses of the Fund, see "Management of the Fund," "Administration, Accounting and Investor Services Agreements," "Fund Expenses," "Purchasing Units" and "Repurchases of Units."

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Fund.

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return. The rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the Fund.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$[ ]	$[ ]	$[ ]	$[ ]

The example is based on the estimated fees and expenses incurred by the Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.

Had the Acquired Fund Fees and Expenses resulting from the underlying Portfolio Funds not been included in the example above, such that only the direct expenses incurred at the Fund level were included, the estimated fees and expenses for the 1, 3, 5 and 10 year periods would have been $[  ] , $[   ] , $[   ] and $[   ] , respectively. Actual expenses may be greater or less than those shown.

THE FUND

BlackRock Preferred Partners LLC (the "Fund") is a limited liability company registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company.

THE OFFERING

Generally, Units will be continuously offered on monthly basis at a price equal to their then current NAV per Unit, plus a sales load.  The minimum initial subscription for Units in the Fund is $50,000, and minimum subsequent subscriptions are $10,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  The Fund may accept subscriptions for lesser amounts in the discretion of the Advisors.

Although the Units will be registered under the Securities Act of 1933 (the "1933 Act"), the Units will be sold only to "accredited investors" as defined in Regulation D under the 1933 Act.  Units will be offered at closings (each, a "Closing"), for purchase as of the first Business Day of each month or at such other times as determined in the discretion of the Fund's Board of Directors (each member, a "Director" and, collectively, the "Board").  For purposes of this Prospectus, a "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed.  All references to Business Day herein shall be based on the time in New York City.  Although the Fund may offer to repurchase Units quarterly, subject to the discretion of the Board, Units will not be redeemable at an investor's option nor will they be exchangeable for shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Units in a timely manner or at all.  The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Fund.

USE OF PROCEEDS

The Advisors currently anticipate that the Fund will be able to invest substantially all of the net proceeds of the initial offering in Portfolio Funds, securities and other financial instruments within approximately three months after the completion of this initial offering.  Subject to the foregoing, the Advisors currently anticipate that proceeds from the sale of Units after the initial closing, excluding the amount of any sales charge paid by the investor, will be used to implement the Fund's investment program as soon as practicable, consistent with market conditions, after receipt of such proceeds by the Fund.

Generally, interests in potential Portfolio Funds are not liquid securities.  The owner of such interests generally is permitted to transfer them only with the consent of the general partner of a Portfolio Fund.  As a result, unlike the markets for common stocks or debt securities, there is not an active secondary market in which the Fund will be able to quickly purchase interests in potential Portfolio Funds.  Pending such investment, it is anticipated that the proceeds will be invested in cash, short-term debt securities or money market securities.

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek total return.  Over an investment cycle, the Fund expects to achieve net returns commensurate with the long-term return on equities with less volatility and relatively low degree of correlation to the equity markets.  In order to achieve its objective, the Fund invests in a portfolio of hedge funds organized outside the United States generally believed not to be highly correlated with the Standard & Poor's 500 Index over a long-term time horizon.  The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful and investors may lose the entire value of their investment in the Fund.

If the Fund's Board determines that the Fund's investment objective should be materially changed, Members will be given written notice that will precede or accompany the Fund's next tender offer with such change to be effective on the Business Day immediately following the applicable Valuation Date (i.e., the last Business Day of March, June, September and December) for such tender offer.  Such change, however, can be effected without Member approval.  Except as otherwise stated in this Prospectus or the Fund's Limited Liability Company Agreement (the "LLC Agreement"), the investment policies, strategies and restrictions of the Fund are not fundamental and may be changed by the Board without the approval of the Members.  The Fund's principal investment policies and strategies are discussed below.

INVESTMENT STRATEGIES

In seeking to achieve its investment objective, the Fund invests in a portfolio of hedge funds organized outside the United States generally believed not to be highly correlated with the Standard & Poor's 500 Index over a long-term time horizon.  The Fund intends to invest in private funds or other pooled investment vehicles or accounts organized outside the United States (collectively, the "Portfolio Funds") managed by third-party investment managers ("Managers") selected by and unaffiliated with the Advisors, and the Fund may also invest directly in securities (other than those of Portfolio Funds) or other financial instruments selected by the Advisors.  The Fund may invest directly in Portfolio Funds or may do so indirectly by investing in derivative instruments or participating in contractual relationships whereby any associated payments or receipts may be based on some or all of the change in value of one or more Portfolio Funds.  The Fund will limit the amount that can be invested in any single Portfolio Fund to 7.5% of the Fund's total assets measured at the time of investment.  If, due to appreciation or other factors, the Fund's position in a Portfolio Fund comes to exceed 10% of the Fund's total assets as of any Valuation Date, the Advisors will use their reasonable efforts to reduce the Fund's position to 10% or less of the Fund's total assets. The Fund will limit the amount that can be invested in any single direct investment to 15% of the Fund's total assets measured at the time of investment.  In order to be included in the Fund's portfolio, Portfolio Funds must satisfy a variety of requirements, including, but not necessarily limited to: (i) quarterly independent verification of NAV; (ii) quarterly independent valuation of material FAS 157 Level 3 assets; (iii) semi-annual operational due diligence review; and (iv) annual independent audit.  The Fund does not follow a rigid investment policy and is not restricted from participating in any market, strategy or investment other than as set forth hereunder or under the terms of the 1940 Act.

Portfolio Managers and the BAA Investment Committee

The Fund's portfolio managers have full discretionary authority over investing the Fund's portfolio, including, discretion with respect to allocations to the Portfolio Funds, including through rebalancing the Fund's allocations to Portfolio Funds.  BlackRock Alternative Advisors ("BAA"), a business unit representing the hedge fund solutions platform for BlackRock, Inc., the ultimate parent of the Advisor, has established an investment committee (the "BAA Investment Committee") consisting of senior personnel of BAA.  Generally, the BAA Investment Committee establishes investment policies for BAA, provides general oversight of BAA's portfolio managers, including the Fund's portfolio managers and approves investments in Portfolio Funds and other instruments recommended by the Fund's portfolio managers. See "Management of the Funds—Portfolio Managers" for more information on the Fund's portfolio managers.

The Fund's Investments

Under normal market conditions, the Fund will invest, in varying proportions, across a number of portfolio strategies, including but not limited to hedge fund strategies ("Portfolio Fund Strategies") and cash strategies.  The Fund may also invest directly in securities (other than those of Portfolio Funds) or other financial instruments selected by the Advisors.  While the strategies described herein are designed to provide the Fund with the flexibility to have a broad-based portfolio of investments, the Advisors may decide not to invest in certain asset categories or implement certain strategies.

In addition, while the Fund may take advantage of the full range of strategies and investments described below (and other strategies as made available), it is not required to do so, nor is it required to invest any particular percentage of its assets in any single strategy, Portfolio Fund or other security or any combination of the foregoing.

Portfolio Fund Strategies

Portfolio Fund Strategies will generally be implemented primarily through investments in Portfolio Funds, although the Advisors may, to a lesser extent, seek to implement these strategies through certain direct investments.  Such Portfolio Fund Strategies generally have longer-term investment horizons (typically greater than one year) and reduced liquidity terms. It is anticipated that the Fund will focus on certain hedge fund strategies described below.

Hedge funds are private pools of investment capital with broad flexibility to buy or sell a wide range of assets.  The investment strategies pursued by hedge funds are extremely diverse.  Major categories include:

(a)
Relative Value — Seeks to profit from mispricing of financial instruments relative to each other or historical norms.  These strategies utilize quantitative and qualitative analysis to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms. Additionally, they are engineered to seek to profit if a particular instrument or spread returns to its theoretical fair value, and intend to generally avoid taking a directional bias with regard to the price movement of a specific company or market. To concentrate on capturing mispricings, these strategies often attempt to eliminate exposure to general market risks so that profits may be realized if and when the securities or instruments converge toward their theoretical fair value. This strategy typically will attempt to isolate a specific mispricing by holding both long and short positions in related securities. In many cases, investment strategies will seek to hedge exposure to primary directional risks such as parallel movements in interest rates, currencies and the movement of broad market;

(b)
Event Driven — Concentrates on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company's financial structure or operating strategy. The prices of securities of the companies involved in these events are typically influenced more by the dynamics of the particular event or situation. Typically, these strategies rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. In some cases, such as corporate reorganizations, the relevant Manager may actually take an active role in determining the event's outcome. The intended goal of the investment strategies within the event driven strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the extraordinary event;

(c)
Fundamental Long/short — Involves buying or selling predominantly corporate securities believed to be over- or under-priced relative to their potential value. Investment strategies within the fundamental long/short discipline include long and short equity- or credit-based strategies that emphasize a fundamental valuation framework and equity active value strategies where an active role is taken to enhance corporate value. Fundamental long/short managers typically employ fundamental analysis, which evaluates the underlying determinants that affect the price of securities. Many investment strategies within the fundamental long/short discipline will incorporate elements of both fundamental and technical analysis. The actual research process can be based on a bottom-up approach that first examines the factors affecting a single company or marketplace or a top-down approach that first analyzes the macroeconomic trends affecting a market or industry;

(d)
Direct Sourcing — Enters into direct transactions to provide financing to institutions or individuals. The goal of the strategy is to garner profits from areas of the market that are under-served by larger financial institutions. Typically, these strategies rely on a manager's ability to source or access privately-structured deals as well as fundamental research specific to each respective deal. Investments may exhibit more limited liquidity relative to some publicly-sourced investment;

(e)	Directional Trading — Seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities.

Certain types of hedge fund strategies seek to generate fairly stable returns regardless of the market environment.  These "non-directional" strategies generally include funds in the relative value, event driven, and direct sourcing categories.  Other types of strategies seek to capitalize on movements in the underlying markets and so are exposed to the direction of those markets.  These "directional" strategies generally include funds in the fundamental long/short and directional trading categories.  The Fund may invest in private funds managed by hedge fund managers that pursue any single type of investment strategy or a combination of strategies.  In general, the majority of the hedge funds in which the Fund invests are expected to pursue an absolute return strategy that may blend directional and non-directional strategies, although the Advisors may choose to invest in other hedge funds in their sole discretion.

Certain hedge funds in which the Fund may invest may pursue an absolute return strategy.  Hedge funds that employ absolute return strategies generally attempt to provide relatively low or negative correlation to the equity markets and/or provide a positive absolute return in most market environments.  In order to do this, hedge funds that pursue these strategies may use arbitrage-based strategies and hedging tools to minimize exposure to the direction of the equity markets. Several examples of absolute return strategies are:

•
Convertible Arbitrage.  This strategy typically involves the purchase of a convertible debt or preferred equity instrument concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument.

•
Merger Arbitrage.  Merger arbitrage typically involves taking short and long positions in the stock of a company buying or being bought by another company upon the announcement of an acquisition offer.  The investor will generally buy shares of the target and short shares of the acquirer in a stock for stock transaction, in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the event.

•
Event Driven Arbitrage.  Event driven arbitrage typically involves investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to, corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation).

•
Fixed Income Arbitrage.  Fixed income arbitrage seeks to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities.

•
Volatility Arbitrage.  This strategy generally attempts to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that volatility arbitrage managers monitor to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the manager can identify when the securities or asset classes trade out of their normal trading range.

•
Statistical Arbitrage.  Statistical arbitrage strategies typically seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models.  The strategy identifies inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g. intra-industry or competitor companies). Once identified, the manager will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature.

The Fund may invest in hedge funds that employ any absolute return strategy, including, but not limited to, those listed above.

The Fund is free to invest in any hedge funds that it deems to be an attractive investment opportunity, regardless of size, Manager or any other factor.  However, as a general matter, the Fund will typically limit investments in hedge funds to those that the Advisors believe: (i) are well established Managers that are recognized leaders within their investment disciplines; (ii) have strong team structures (rather than reliance on one or a few individual investment managers, which increases key person risk due to reliance on one or a few persons assigned to key investment or other organizational responsibilities); and (iii) are managed by investment teams that have developed sound practices throughout their organization with respect to investments, risk management and operations. In addition, the Advisors will take into account the hedge fund's liquidity in the context of the Fund's overall portfolio and anticipated cash flows as a key element within the context of developing a well diversified portfolio. This approach may mean the Fund does not invest in less established hedge funds that may in some cases perform better than more established hedge funds.  This approach may be detrimental to the investment performance of the Fund compared with what the performance would have been if the Fund did not follow such an approach.  Furthermore, the Fund may be precluded from investing in certain Portfolio Funds, including hedge funds, due to its obligations or considerations under the 1940 Act or other laws, rules or regulations.  See "General Risks – Risks Relating to the Portfolio Funds – Limits on Investing in Portfolio Funds."

Distressed Strategies. Managers that invest in distressed securities are generally active in the securities of companies that have entered bankruptcy. Bankruptcy allows a company in default to restructure its liabilities. The process can be very opaque, complex, and laced with a high degree of uncertainty as investors, creditors and the courts work to define new stakes in the re-emerging (or liquidating) firm, or as the underlying company potentially works to make operational or structural changes to improve its competitiveness. Distressed strategies can follow a number of different approaches, however, commonly this strategy seeks to take advantage of discrepancies in the value of an ownership stake in a company before and after bankruptcy.

Credit Strategies. Credit securities provide a wide universe of opportunities given the outstanding size and variety of debt instruments and their price opacity relative to the equity market. In addition, the use of credit default swap instruments allow an alternative means to obtain short exposures to credit, opening up the possibility of selectively hedging credit exposures, or taking an bearish outlook on certain issues. Managers that employ credit strategies often invest in senior, mezzanine or junior debt, allowing them the potential to invest in the "fulcrum" security of a company – the security within a company's capital structure likely to be impacted most favorably by a given development.

Managers that employ credit strategies use a variety of issuer profiles, according to each Manager's respective investment thesis. They may invest in government-backed debt (sovereigns) to take advantage of macro-level developments or to reduce credit risk. They may invest in various syndicated corporate bonds that offer a range of liquidity and credit premium profiles. Managers may also purchase private bilateral loans, which can potentially offer a greater variety of custom terms and conditions, but may exhibit less liquidity. Managers may take exposure in attractive consumer borrower segments through collateralized credit pools, backed by such credits as mortgages, credit cards, loans, etc., which offer a greater level of complexity than.

Managers that use credit strategies are generally required to judge the financial strength of an issuer; effectively value underlying collateral; and understand the potential risks and rewards of their position in the company's capital structure in the event of reorganization or default.

Equity Selection Strategies. Equity selection strategies are generally akin to "stock picking," where a Manager uses its expertise, proprietary models and technology to identify equity securities that the Manager views to be mispriced relative to its fundamental or "fair" value. Managers normally accomplish this objective using some combination of two approaches, generally referred to as "top-down" and "bottom-up" processes. A top-down approach generally considers the potential impact of trends or developments outside of a company on the value of its equity securities. On the other hand, a Manager using a bottom-up approach typically looks within a company, examining its assets/liabilities, operations, managerial decisions or internal developments that could impact its estimated value.

Global Macro Strategies.  Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities.  Portfolio Funds utilizing macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture.  Most Portfolio Funds rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Managed Futures Strategies.  The Fund may invest in Portfolio Funds that engage in speculative trading in the futures markets, options on commodity futures contracts or forward contracts. Such Portfolio Funds may trade portfolios of futures in U.S. and non-U.S. market in an effort to capture passive risk premiums and/or attempt to profit from anticipated trends in market prices.  Managed futures strategies generally rely on either technical or fundamental analysis (or a combination thereof) in making trading decisions and attempting to identify price trends.  Such Portfolio Funds may attempt to structure a diversified portfolio of liquid futures contracts, including but not limited to stock, index, interest rate, metals, energy and agricultural futures markets.  Managed futures funds generally have shorter-term investment horizons and more favorable liquidity terms than certain other Portfolio Fund investments in which the Fund may invest.

While the Fund may have one or more Portfolio Funds devoted to managed futures, the Fund does not intend on employing active trading in managed futures directly.  Further, certain of the Portfolio Funds in which the Fund may invest may utilize futures and/or other derivatives to enhance portfolio performance or hedge certain risks.  To the extent that a Portfolio Fund utilizes futures and/or other derivatives ancillary to its investment program, such futures will not be considered a separate investment strategy or asset class for the purposes of constructing the Fund's asset allocation.

Allocations to Portfolio Funds

The Fund will utilize the knowledge and experience of BAA, a business unit representing the fund of funds platform of the Advisor and its affiliates, in determining the Portfolio Funds in which the Fund will invest.  BAA will assess Portfolio Funds to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment. BAA will allocate assets to Portfolio Funds based upon, among other things, quantitative techniques and risk management guidelines that seek to maintain what the Advisors believe is an appropriate level of diversification.  The Fund, however, will be a non-diversified company under the 1940 Act and may thus concentrate its assets in fewer issuers than a fund that is organized as a "diversified" fund under the 1940 Act.  The Fund will seek to invest in Portfolio Funds that, in the aggregate, maintain exposure to a range of markets, national economies and the Portfolio Fund Strategies discussed, as well as others.  In addition to seeking a level of diversification, the Advisors may focus on Portfolio Funds that emphasize certain Portfolio Fund Strategies that the Advisors believe are more likely to be profitable than others due to their assessment of prevailing market conditions.  Based upon the number of available Portfolio Funds pursuing a given Portfolio Fund Strategy and the Advisors' view of the investment potential and diversification benefits of such Portfolio Fund Strategy, certain of the Portfolio Funds selected by the Advisors may be allocated substantially larger portions of the Fund's assets than other Portfolio Funds; provided, however, that the Fund will limit the amount that can be invested in any single Portfolio Fund to 7.5% of the Fund's total assets measured at the time of investment and use reasonable efforts to reduce the Fund's position in any single Portfolio Fund to 10% or less of the Fund's total assets if the Fund's position in a Portfolio Fund, due to appreciation or other factors, comes to exceed 10% of the Fund's total assets as of any Valuation Date.  The Advisors will conduct periodic reviews of each Portfolio Fund and make allocations and reallocations of assets based upon their evaluation of each Portfolio Fund's strengths and weaknesses, changes in the investment strategies or capabilities of Portfolio Funds, changes in market conditions and performance.  However, particularly with respect to Portfolio Funds with longer lock-up periods, reallocation based on views developed subsequent to investment may be limited or not possible.

Each Portfolio Fund will generally be selected based upon its investment strategy and trading styles, organizational depth, risk management techniques/processes, longevity and other criteria.  In allocating assets to Portfolio Funds, the Advisors determine which investment strategies should be included in the Fund's investment portfolio (based on an evaluation of market conditions) and the amount of the Fund's assets to be allocated to such strategies.  The types of Portfolio Funds available for investment by the Fund are expected to vary considerably over time, and the expertise of the Advisors in identifying and exploiting new opportunities is expected to result in a continually evolving set of investment strategies.

Manager Selection.  The Advisors may take into account a number of factors when considering a Manager's ability to manage assets using a particular investment strategy or strategies, including: the length of the Manager's experience in that strategy; qualitative judgments of the Manager's organizational structure, professional depth and stability, internal controls and risk management and valuation procedures; the Manager's capacity to manage assets in that strategy; and quantitative analysis of the Manager's historical performance.  The selection process and criteria or emphasis placed on any particular criteria will vary depending on the asset class.  The Fund expects that many, though not all,

Managers will, on or before July 21, 2011, be registered with the Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"), although whether a Manager is registered with the SEC is not a material factor in its selection by the Advisors. The Fund may allocate assets to more than one Portfolio Fund sponsored by the same Manager, such as in the event that a Manager sponsors Portfolio Funds in various asset classes or if the existing Portfolio Fund is no longer open or available for direct investment by the Fund but is sponsoring a successor Portfolio Fund with the same or similar strategy.

In the aggregate, the Fund's exposures through Portfolio Funds will be to a broad array of securities and other financial instruments, including publicly-traded equity and debt, private and restricted securities, distressed investments, commodities, real estate and mortgage-related securities, other asset-backed securities, and various derivative instruments thereon or related thereto, such as futures, swaps and options.  Issuers may be located in any country, in both developed and emerging markets.  Financial instruments are continuously evolving and, subject to the requirements of the 1940 Act, the Fund may participate in such investments. The Portfolio Funds may in some cases hedge currency risks.

The Advisors anticipate that the number and identity of Portfolio Funds will vary over time, at the Advisors' discretion, as a result of allocations and reallocations among existing and new Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of the other Portfolio Funds.  The Advisors may select new Portfolio Funds, or redeem or withdraw from Portfolio Funds, at any time without prior notice to, or the consent of, Members of the Fund.

Additional Methods of Investing in Portfolio Funds.

The Fund will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund.  There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Fund.  Such an instance may arise, for example, where the Fund's proposed allocation does not meet a Portfolio Fund's investment minimum.  In these instances, the Advisors may determine that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund.  If so determined, the Fund may invest in the Portfolio Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of the Portfolio Fund.  In each case, a counterparty would agree to pay to the Fund a return determined by the return of the Portfolio Fund, in return for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund.  Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty.  Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund's investment.  There can be no assurance that the Fund's indirect investment in Portfolio Funds will have the same or similar results as a direct investment in the Portfolio Fund, and the Fund's value may decrease as a result of such indirect investment.  When the Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Fund may be subject to additional regulations.  Alternatively, the Fund may seek to purchase an interest in a Portfolio Fund though a secondary market transaction involving an existing investor in such Portfolio Fund, although these acquisitions typically require consent of the general partner of the Portfolio Fund.

Cash Strategies

As part of its normal operations, the Fund may hold cash, short-term debt securities or money market securities pending investments or when it expects to need cash to pay Members who tender their Units.  The Fund also may invest in such securities in order to achieve its investment objective.

Some of the strategies that may be employed by the Fund utilize derivatives that typically require a derivatives buyer to hold collateral against changes in the value of such derivatives.  This collateral is generally required to be held in cash or cash equivalents (e.g., short term Treasury bills).  To the extent the Fund is holding cash, whether due to collateral requirements or cash flows from subscriptions and repurchases, it are expected to be invested in cash or "cash-plus" strategies (i.e., strategies that seek to enhance the return on cash assets with minimal increase in risk).  These strategies may vary depending on the particular opportunities available in the market at that time.

It is possible that in extreme market conditions the Fund may temporarily invest a significant portion or all of its assets in cash, short-term debt securities or money market securities.  Such a temporary defensive strategy would be inconsistent with the Fund's investment objective.  The reason for acquiring such securities would be to avoid market losses.  However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund's opportunity to achieve its investment objective.

Strategic Transactions

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Fund also may purchase derivative instruments that combine features of these instruments or are developed from time to time.  Collectively, all of the above are referred to as "Strategic Transactions."  The Fund may use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  The Fund may use Strategic Transactions to enhance total return, although the Fund will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC").

BORROWING BY THE FUND

The Fund may, but does not currently intend to, borrow money to purchase portfolio securities and for portfolio management purposes.  This practice is known as "leverage." The Fund may also borrow money to pay operating expenses, including, without limitation, investment management fees, and to fund repurchases of Units.  The use of borrowings for investment purposes involves a high degree of risk and no assurance can be made that the Fund's leveraging strategy will be successful.

If the Fund were to utilize leverage, it anticipates that the money borrowed for investment purposes will pay interest based on shorter-term interest rates that would be periodically reset.  So long as the Fund's portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause Members to receive a higher current rate of return than if the Fund were not leveraged.  If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing returns to Members.  Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Members.

There is no assurance that a leveraging strategy, if the Fund decides to utilize leverage, will be successful.  Leverage involves risks and special considerations for Members, including:

(a)	the likelihood of greater volatility of NAV of the Units than a comparable portfolio without leverage;
(b)	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to Members;
(c)	leverage in a declining market is likely to cause a greater decline in the NAV of Units than if the Fund were not leveraged; and
(d)	leverage may increase operating costs, which may reduce total return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The

Advisors do not believe that these covenants or guidelines will impede them from managing the Fund's portfolio in accordance with the Fund's investment objective and policies if the Fund were to utilize leverage.  To the extent permitted by the Fund's fundamental policy on borrowing (described below) and the 1940 Act, the Board may modify the Fund's borrowing policies, including the purposes of borrowings, and the length of time that the Fund may hold portfolio securities purchased with borrowed money.  The rights of any lenders to the Fund to receive payments of interest or repayments of principal may be senior to those of the Members.

Under the 1940 Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock.  The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable.  Under the 1940 Act, certain short-term borrowings (such as for the purpose of meeting redemption requests, for bridge financing of investments in Portfolio Funds or for cash management purposes) are not considered the use of investment leverage if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of the Fund.  Borrowing requirements generally do not apply to Portfolio Funds that are not registered under the 1940 Act.

While the Fund does not currently intend to borrow money to purchase portfolio securities and for portfolio management purposes, Portfolio Funds that the Fund invest in will engage in leverage.  The use of leverage by the Fund or the Portfolio Funds can substantially increase the adverse impact of investment risks to which the Fund's investment portfolio may be subject.  See General Risks—Risked Related to the Investment Strategy—Leverage Risk."

Debt Finance

The Fund expects to enter into a credit facility, which it may use to finance its repurchases of Units and to bridge financing of investments in Portfolio Funds pending the acceptance of investor subscription funds.  The Fund expects that the credit facility provider will take security over the Fund's assets and the agreements governing any credit facility typically will give the lender the right to terminate the credit facility at will or upon the occurrence of certain termination events.  Such events may include, among others, failure to pay amounts owed when due, the failure to provide required reports or financial statements, a decline in the value of the Portfolio Funds or securities pledged as collateral, failure to maintain sufficient collateral coverage, failure to comply with investment guidelines, key changes in the Fund's management or the Advisors' personnel, a significant reduction in the Fund's assets, material violations of the terms of, or representations, warranties or covenants under, the facility agreements as well as other events determined by the lender.  If the Fund were to fail to meet its obligations under any such credit facility and a termination event were to occur, the lender would be entitled, in its sole discretion and without regard to the Fund's investment objective, to liquidate the assets pledged as security.  This could have a material adverse effect on the Fund and returns to Members.  Furthermore, in selecting assets for liquidation, a lender will sell the most liquid assets, which could result in the remaining portfolio of assets being less diverse in terms of investment strategies, number of Managers or Portfolio Funds, liquidity or other investment considerations than would otherwise be the case.  In addition, such agreement may impose restrictions on they type of investments made by the Fund.

There is no guarantee that any such credit facility will be available to the Fund on acceptable terms or at all or that, in the event that such facility terminates, an alternative facility will be available to the Fund on acceptable terms or at all.  Furthermore, it is possible that the amount of leverage available to the Fund under any such credit facility may be limited due to other amounts borrowed by other funds or separate accounts for which the Advisors provide investment management or investment advisory services (collectively, "Other BlackRock Funds").  As a result, it is possible that the Fund may be restricted from borrowing when it would otherwise like to borrow, even though it has a credit facility in place.

Any debt finance employed by the Fund is in addition to, and is not restricted by, the use of leverage by the Fund to achieve its investment objective.

ADDITIONAL INVESTMENT POLICIES

Investment Restrictions

The investment objective of the Fund is not a fundamental policy and may be changed without a Member vote provided that Members will be given written notice of such change prior to or in connection with the Fund's next tender offer.  The Fund has, however, adopted certain fundamental investment restrictions which cannot be changed without the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.  Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at a meeting of Members, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

In applying the investment restrictions and other policies described in this Prospectus, the Fund will not (except as noted below) "look through" to the investments and trading activity of the Portfolio Funds, which may not be managed in accordance with the Fund's investment restrictions or policies.  In addition, if a percentage guideline, restriction or policy described herein  is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets (including, for example, changes as a result of fluctuations in the value of the Fund's portfolio securities, the liquidation of portfolio securities to fulfill repurchase requests (which the Board, in its sole discretion, authorized) or the payment of expenses) or resulting from corporate actions such as a reorganization, merger, liquidation or otherwise, unless otherwise stated in this Prospectus, will not constitute a deviation from the guideline, restriction or policy, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns or such corporate actions. Under the Fund's fundamental investment restrictions, the Fund (unless otherwise stated) may not:

(1)
invest more than 25% of its total assets in the securities of (a) issuers in any one industry and/or (b) securities of one or more Portfolio Funds with a stated policy of investing substantially all of their assets in the same industry, provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry.  For purposes of this restriction, the Fund will use the SEC's "Standard Industrial Classification (SIC) Code" list for purposes of industry classification.  Neither the Fund's investments in Portfolio Funds generally nor its investments in Portfolio Funds following the same general strategy (e.g., global macro and distressed securities) are deemed to be an investment in a single industry;

(2)

underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in the sale of its own securities or in connection with the disposition of portfolio securities;

(3)

make loans to other persons, except that the acquisition of debt and other credit securities of all types or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities and enter into repurchase agreements, dollar rolls and similar transactions consistent with applicable law;

(4)

issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

(5)

purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law, and the Fund may invest in Portfolio Funds that invest in commodities, contracts on commodities and commodity-linked securities; and

(6)

purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities (i) directly or indirectly secured by real estate or interests therein, (ii) of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies or (iii) issued by Portfolio Funds that invest in real estate or interests therein, and the

Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such other assets.

Futures Transactions

The Fund's or the Portfolio Funds' use of derivatives that are subject to regulation by the CFTC and National Futures Association ("NFA") could cause the Fund to be deemed a commodity pool or the Advisors to be commodity pool operators ("CPO"), which would require the Fund and the Advisors to comply with certain rules that could result in additional costs to the Fund.  However, as a general matter, the Fund intends to conduct its operations in compliance with CFTC Rule 4.5 in order to avoid regulation by the CFTC as a commodity pool.  Pursuant to regulations and/or published positions of the SEC, the Fund may also be required to segregate cash or liquid securities in connection with futures transactions.

GENERAL RISKS

The Fund's investment program entails risk.  There can be no assurance that the investment objective of the Fund or those of the Portfolio Funds in which the Fund invests will be achieved or that their investment programs will be successful.  Certain risks associated with an investment in the Fund are set forth below.

Risks Related to the Fund

No Operating History.  The Fund is a recently established investment company and has no operating history.  The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance.  An investment in the Fund is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Fund will not achieve its investment objective and that the value of any potential investment in the Units could decline substantially as a consequence.

Non-Diversified Status.  The Fund is a "non-diversified" investment company.  Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer.  Although the Advisors will follow a general policy of seeking to spread the Fund's capital among multiple Portfolio Funds and multiple other issuers with respect to its direct investing in securities, the Advisors may depart from such policy from time to time and one or more Portfolio Funds may be allocated a relatively large percentage of the Fund's assets.  As a consequence of a large investment in a particular Portfolio Fund, losses suffered by such Portfolio Funds could result in a larger reduction in the Fund's NAV than if such capital had been more proportionately allocated among a larger number of Portfolio Funds. Additionally, although the Fund has a non-fundamental policy of limiting its investment in any single Portfolio Fund to 7.5% of the Fund's total assets measured at the time of investment, and to use reasonable efforts to reduce the Fund's position in a Portfolio Fund to 10% or less of the Fund's total assets if such position comes to exceed 10% of the Fund's total assets as of any Valuation Date, there can be no assurance that the Fund will be able to so reduce such a position and this policy may be changed by the Fund's Board of Directors without approval from Members.

Reliance on the Advisors.  The success of the Fund is dependent on the expertise of the Advisors and their ability to select Portfolio Funds managed by successful Managers and to make direct investments in securities.  There can be no assurance that the Advisors will be successful in doing so.  In addition, the Advisors are not required to devote their full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Fund.  The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Fund.  If the Advisors are removed, resign or otherwise no longer serve as the Advisors of the Fund, a large number of Portfolio Funds may be required to be liquidated or may otherwise become unavailable to the Fund, which may have an adverse impact on the Fund's investment performance.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisors and the portfolio Managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Reliance on Service Providers.  The Fund relies upon the performance of service providers to perform various functions.  In particular, the Advisors, the Administrator and the Custodian and their respective delegates, if any, will perform services that are integral to the Fund's operations and financial performance.  Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund's performance and returns to Members.  The termination of the Fund's relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund's performance and returns to Members.

Information Technology Systems.  The Fund is dependent on the Advisors for certain management services as well as back-office functions.  The Advisors and the Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund and Portfolio Funds.  Information technology systems are also used to trade in the underlying investments of the Portfolio Funds.  It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors' or a Manager's ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control.  Any such information technology related difficulty could harm the performance of the Fund.  Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of the Fund.

Misconduct of Employees and of Service Providers.  Misconduct or misrepresentations by employees of the Advisors, Managers or service providers could cause significant losses to the Fund.  Employee misconduct may include binding the Fund or Portfolio Funds to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing.  Losses could also result from actions by service providers, including, without limitation, failing to recognize trades and misappropriating assets.  In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund's or a Portfolio Fund's business prospects or future marketing activities.  Despite the Advisors' due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors' due diligence efforts.  As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Legal, Tax and Regulatory Risks.  Legal, tax and regulatory changes could occur that may materially adversely affect the Fund.  For example, the regulatory and tax environment for derivative instruments in which the Advisors and Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies.  Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund to pursue its investment objectives or strategies.  In particular, in light of recent market events, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and hedge funds, and the SEC has recently engaged in a general investigation of hedge funds which has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds.  For example, during 2007, the SEC adopted new anti-fraud rules governing investment advisers to certain pooled vehicles (including certain hedge funds).  Such legislation or regulation could pose additional risks and result in material adverse consequences to the Portfolio Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Managers or the Advisors in order to seek to obtain higher returns.  The Portfolio Funds may be established in jurisdictions where no or limited supervision is exercised on such Portfolio Funds by regulators.  Investor protection may be less efficient than if supervision were exercised by a regulator.  If regulators were to adopt leverage limitations for hedge funds, these funds may not be able to earn the same returns they earned in the past.

In January 2011, the CFTC proposed to amend Rule 4.5 under the Commodity Exchange Act to impose additional restrictions on the use of futures and options by registered investment companies, such as the Fund.  In February 2011, the CFTC proposed to repeal the exemptions from commodity pool operator registration under Rules

4.13(a)(3) and 4.13(a)(4), which many Managers rely upon, as well as to impose additional reporting and disclosure obligations on commodity pool operators.  The adoption of such restrictions or similar restrictions by the CFTC, as well as the repeal of such exemptions and the imposition of such additional reporting and disclosure obligations, may adversely affect the Fund's ability to manage its portfolio and impair the Fund's ability to achieve its investment objective, as well as Managers' ability to manage the portfolios of their Portfolio Funds and to achieve their investment objectives.

The Dodd-Frank Act.  Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives.  Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse.  Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects.  By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps.  It is possible that implementation of these measures, or any future measures, could potentially limit or completely restrict the ability of the Fund and the Portfolio Funds to use certain derivative instruments as a part of their investment strategies, increase the costs of using these instruments or make them less effective.  Limits or restrictions applicable to the counterparties with which the Fund and the Portfolio Funds engage in derivative transactions could also prevent the Fund and the Portfolio Funds from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund and the Portfolio Funds or will not impair the ability of the Fund and the Portfolio Funds to utilize certain derivatives transactions or achieve their investment objectives.  In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund and/or Portfolio Funds, and the SEC has engaged in a general investigation of private funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to private fund managers, private funds and funds of hedge funds.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council ("FSOC"), an interagency body charged with identifying and monitoring systemic risks to financial markets.  The FSOC has the authority to require that non-bank financial companies that are "predominantly engaged in financial activities," such as the Fund, the Advisors, Portfolio Funds and Managers, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System ("Federal Reserve").  The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve.  Such disclosure requirements may include the disclosure of the identity of investors in private funds such as the Portfolio Funds.  The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund and/or Portfolio Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt.  The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.  In the event that the FSOC designates the Fund or a Portfolio Fund as a systemic risk to be placed under the Federal Reserve's supervision, the Fund or a Portfolio Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements, and overall risk management requirements, among other restrictions.  Such requirements could hinder the Fund's and/or a Portfolio Fund's ability to meet its investment objective and may place the Fund or a Portfolio Fund at a disadvantage with respect to its competitors.

Private Portfolio Funds and their Managers may also face additional reporting and recordkeeping requirements under the Dodd-Frank Act.  Under the Dodd-Frank Act, advisers to private funds are required to maintain records regarding private funds that include a description of: amount of assets under management and use of leverage, including off-balance-sheet leverage; counterparty credit risk exposure; trading and investment positions; valuation policies and practices; types of assets held; side arrangements or side letters whereby certain investors obtain more favorable rights than other investors; trading practices, and such other information as the SEC determines is necessary and appropriate in the public interest and for the protection of investors or for the assessment of systemic risk.  Over time, private Portfolio Funds' adherence to the new recordkeeping and reporting requirements may indirectly increase the Fund's expenses.  Additionally, while the Dodd-Frank Act subjects such records and reports to certain confidentiality provisions and provides an exemption from the U.S. Freedom of Information Act, as amended, no assurance can be given that the mandated disclosure of records or reports to the SEC or other governmental entities will not have a significant negative impact on the Portfolio Funds, the Fund, the Managers or the Advisors.

Additionally, the "Volcker Rule" contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities, such as BlackRock, to sponsor, invest in or serve as investment manager of certain private investment funds. The Volcker Rule's effective date will be the earlier of 12 months after the issuance of final rules or two years after the effectiveness of the Dodd-Frank Act. Following the effective date of the Volcker Rule, banking entities subject to the Volcker Rule, such as BlackRock, will have at least a two-year period to come into compliance with the provisions of the Volcker Rule. The Volcker Rule could have a significant negative impact on BlackRock, the Advisors and the Fund. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would not have a significant negative impact on the Fund. Upon the effectiveness of the Volcker Rule, BlackRock's relationships with The PNC Financial Services Group, Inc. ("PNC") and Bank of America Corporation ("BAC") may require BlackRock to curtail some or all of the Fund's activities with respect to PNC and BAC. While the Financial Stability Oversight Council has completed a study in contemplation of rules implementing the Volcker Rule, the Advisor cannot predict the extent to which the Volcker Rule will be subject to modification by rule prior to its effective date, or the impact any such modifications may have on BlackRock, the Fund or the Advisor. See "— Bank Holding Company Act of 1956."

The implementation of the Dodd-Frank Act could also adversely affect the Advisors, the Managers, the Fund and the Portfolio Funds by increasing transaction and/or regulatory compliance costs.  In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisors', the Managers', the Fund's and the Portfolio Funds' exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements.  Increased regulatory oversight could also impose administrative burdens on the Advisors, the Managers, the Fund and the Portfolio Funds, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisors, the Managers, the Fund and the Portfolio Funds may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Bank Holding Company Act of 1956.  Each of BlackRock and the Advisor is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time (the "BHC Act"), a subsidiary of PNC and BAC, each of which is subject to regulation and supervision as a "financial holding company" (an "FHC") by the Board of Governors of the Federal Reserve System (the "Federal Reserve").  Because the Advisor may be deemed to exercise corporate control over the Fund for purposes of the BHC Act, each of the Fund, the Advisor and BlackRock intends to comply with the investment and activities restrictions that would generally be applicable to BAC and PNC as FHCs.

Under the BHC Act, an FHC and its affiliates may engage in, and may acquire interests in, or control of, companies engaged in, among other things, a wide range of activities that are "financial in nature," including certain banking, securities, investment management, merchant banking and insurance activities.  Other activities may be limited or prohibited under the BHC Act.  Any failure by BAC or PNC to qualify as an FHC under the BHC Act could result in restrictions on the activities or investments of the Fund.

BlackRock generally expects substantially all of the Fund's investments to qualify under the BHC Act as: (i) permissible so-called "nonbanking" investments (including loans, nonvoting nonconvertible debt securities, certain derivatives and passive investments in less than 5% of any class of voting securities and less than one third of the equity of an issuer); (ii) investments in portfolio companies that conduct solely nonbanking "financial" activities; or (iii) so-called "merchant banking" investments.  All such qualifying investments may be made by an FHC without regulatory approval.

BlackRock generally anticipates that BlackRock, BAC and PNC will be able to treat the Fund as making so-called "merchant banking" portfolio investments for purposes of the BHC Act.  The Federal Reserve's current regulations governing the merchant banking activities of an FHC are complex, but as applied to investments typically expected for the Fund would: (i) restrict involvement by the Fund, the Advisor, BlackRock, BAC or PNC in the routine management and operation of a Fund investment through officer or employee interlocks, contractual provisions or other means; (ii) impose a 10-year maximum holding period on each merchant banking portfolio investment by the Fund; (iii) restrict lending by BAC's and PNC's subsidiary banks to the Fund and to any Fund investment; (iv) limit other transactions by BAC's and PNC's subsidiary banks with such Fund investment; (v) limit cross-marketing between BAC's and PNC's subsidiary banks and such Fund investment; and (vi) apply certain record-keeping and reporting and policy and procedural requirements to investments by the Fund.

To ensure compliance with the merchant banking requirements of the BHC Act, neither the Advisor nor the Fund will be involved in the routine management and operation of Fund investments.  As a result, no officer or employee of BlackRock or the Advisor will be permitted to serve as an officer, manager or employee of any Fund investment.  In addition, the Advisor does not expect that any investment in Fund investments would exceed the maximum holding period for merchant banking investments.

Merchant banking investments may be subject to various monitoring, reporting and other regulatory requirements under the BHC Act.  These requirements may be greater with respect to investments over which the Fund, BlackRock, BAC or PNC are deemed to have control or a significant influence.  Although the regulations are complex, such control could be attributed when the Fund and other clients of BlackRock, BAC or PNC, in aggregate, owned 25% or more of a Fund investment.  Such control attributions could result in investment restrictions applying to the Fund investment.  In addition, investments in U.S. banking institutions may require Federal Reserve approval.  BlackRock and the Fund may structure, limit or divest any Fund investment in order to ensure compliance with these requirements.  Such steps may result in less control or supervision of a Fund investment than would otherwise be desirable or may otherwise adversely affect the Fund and other clients of BlackRock, BAC or PNC.  When such steps are taken in circumstances that involve investors associated with the Advisor, BlackRock, BAC or PNC, such adverse effects may apply disproportionately to the Fund because such other associated investors may not be required to take similar steps.

Aside from the authority to make merchant banking investments, the Advisor, BlackRock and the Fund may be able to rely on other statutory and regulatory provisions in order to maintain compliance with the BHC Act.  The Advisor reserves the right to rely on any such applicable exemptions and to take all reasonable steps deemed necessary, advisable or appropriate to comply with the BHC Act.  The BHC Act and Federal Reserve regulations and interpretations thereunder may be amended over the term of the Fund.

Significant Financial Intermediaries.  To the extent that substantial numbers of investors have a relationship with a particular financial intermediary, such financial intermediary may have the ability to influence investor behavior, which may affect the Fund.  To the extent that such financial intermediary exercises collective influence over such investors' decisions to request repurchase of Units, the Fund may make larger tender offers than would otherwise be the case.  Substantial acceptance of the Fund's offers to repurchase Units could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base.  This could have a material adverse effect on the performance of the Fund and the value of the Units.

Similarly, if such financial intermediaries exercise collective influence over such investors' voting of such Units, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Advisors to the Fund.  If effected, such changes could have a material adverse effect on the performance of the Fund and the value of the Units.

ERISA Matters.  Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Internal Revenue Code of 1986 (the "Code"), the Employee Retirement Income Security Act of 1974 ("ERISA"), or both, which may be relevant to a decision whether such an investor should invest in the Fund.  There may, for example, be issues whether such an investment is "prudent" or whether it results in "prohibited transactions."  Legal counsel should be consulted by such an investor before investing in the Fund.

Anti-Takeover Provisions in the LLC Agreements.  The Fund's LLC Agreement includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  These provisions could deprive the Members of opportunities to sell their Units at a premium over NAV.

Government Investigations.  A far-ranging insider trading probe by federal authorities, including the SEC and the Justice Department, into the use of expert consultants is ongoing.  The investigation focuses, in part, on whether material, non-public information was provided by expert consultants, including expert networks and independent research boutiques, to hedge funds and mutual funds.  At the core of the investigation is whether any managers used so-called soft dollar payments for access to non-public information with the potential to impact stock prices.  The implication of any of the Managers in this insider trading probe is likely to have an immediate and material adverse effect on such Managers and may result in investors seeking to redeem en masse from any such Manager's Portfolio Funds, thereby materially impairing the value and liquidity of the Fund's positions in such Portfolio Funds.  Any such mass redemption requests are likely to result in Managers liquidating Portfolio Funds' holdings at inopportune times and/or prices and are likely to result in suspensions of redemptions and/or the imposition of redemption gates.

Risks Related to an Investment in the Units

General.  An investment in the Units carries the risk of loss of capital.  An investment in the Units represent an indirect investment in the securities or Portfolio Fund interests owned by the Fund, and the value of these securities and interests, and in turn, the Units, will move up or down, sometimes rapidly and unpredictably. Members may receive back less than the value of their initial investment or could even lose all of their investment.

Liquidity of Units.  The Fund has been established as a closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.  In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds.  In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Fund, may invest all or all or substantially all of its assets in illiquid investments (as is the Fund's investment practice).  The Advisors believe that unique investment opportunities exist in the market for Portfolio Funds, which generally are illiquid.

Members will have no right to have their Units redeemed or, because the Fund is not an "interval fund" within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Fund at any time.  While the Fund expects to offer to repurchase Units from Members from time to time after the first year of its investment operations, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases will be conducted at the sole discretion of the Board. The Fund may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.  Accordingly, there may be years in which no tender offer is made and Members may be unable to realize their investment at NAV or at all.

Repurchases of Units.  There will be a substantial period of time between the date as of which Members must accept the Fund's offer to repurchase their Units and the date such Members can expect to receive cash payment for their Units from the Fund.  During this period investors will be subject to the risk that the Fund becomes unable to meet its obligations.  Members whose Units are accepted for repurchase bear the risk that the Fund's NAV may fluctuate significantly between the time that they accept the Fund's offer to repurchase its Units and the date as of which such Units are valued for purposes of such repurchase.  Members will have to decide whether to accept the Fund's offer to repurchase its Units without the benefit of having current information regarding the value of the Units on a date proximate to the date on which the Units are valued by the Fund for purposes of effecting such repurchases.  Payment for repurchased Units in the Fund may require the liquidation of investments in Portfolio Funds or securities earlier than the Advisors would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  Such liquidations may also cause the Fund to sell its more liquid investments, which may reduce the ability of the Fund to conduct future tender offers.

Subscription Risk.  An investor will become a Member of the Fund as of the first Business Day of a calendar month (the "Membership Date").  The Fund, however, will accept an investor's subscription at least two Business Days prior to the applicable Membership Date (the "Subscription Date").  The investor will not become a Member of the Fund and will have no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement until the Membership Date.  An investor will only become a Member of the Fund, and begin to participate in the Fund's returns, on the Membership Date.  For subscriptions made after the initial closing date, the number of Units to be received by a Member in respect of any additional subscription will be based on the net asset value of a Unit determined as of the close of business on the last Business Day of the calendar month preceding the Membership Date in respect of such additional subscription.  An investor's additional subscription amount will be credited to the Fund's account on the Subscription Date, although the number of Units denominating the additional subscription amount may not be determined until approximately 20 to 25 days after the Membership Date in respect of such additional subscription and the investor will not become a Member of the Fund in respect of such additional Units and will have no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement in respect of such additional Units until the Membership Date in respect of such additional subscription.  Between the time the Fund accepts an investor's subscription on a Subscription Date, and a Membership Date when the investor becomes a Member of the Fund, such investor will not participate in the Fund's returns and will be treated as a general unsecured creditor of the Fund with respect to the applicable subscription amount.

Effect of Liquidation on Investment Objective.  If the Fund is in the process of a complete liquidation pursuant to its limited liability company agreement, in order to effect an orderly liquidation of the Fund's assets, the Fund may not comply with the investment objective described in this Prospectus during liquidation.  The Fund would not expect, and will not be required, to comply with the investment guidelines described in this Prospectus during any such liquidation. In addition, the timing of liquidating distributions will be based in large part on the Fund’s ability to withdraw from Portfolio Funds.  Since certain Portfolio Funds may impose significant restrictions on withdrawal (including without limitation, minimum holding periods, infrequent withdrawal dates, holdbacks and the segregation of assets by the Portfolio Funds through the use of side-pockets), and other Portfolio Funds may have suspended, delayed or otherwise limited redemptions, investors may not receive final liquidating distributions for a significant period of time following a determination to wind up the Fund, potentially several years.  During such time, the investors will continue to be exposed to the risks associated with holding Units in the Fund and the value of the Units remaining outstanding will continue to fluctuate with the value of the Portfolio Funds.  In addition to liquidation of the Fund, the risks described above will also apply if the Advisor determines, in its sole discretion, to cease the Fund's operations, and the Fund compulsorily repurchases all investors' Units.

Investment in the Fund is Not Suitable for All Investors.  An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program.  An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment.  An investor could incur substantial, or even total, losses on an investment in the Fund.  The Units are only suitable for persons willing to accept this high level of risk.

Inflation/Deflation Risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money.  As inflation increases, the real value of the Units and any distributions on those Units can decline.  In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to Members.  Inflation risk may also affect the real value of the Fund's investments in securities or underlying Portfolio Funds.  Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Risks Related to the Investment Strategy

This section discusses risks relating to the types of investment strategies that are expected to be utilized by the Fund or by the Portfolio Funds.  It is possible that Portfolio Funds or the Fund will use an investment strategy that is not described below, and any such investment will be subject to its own particular risks.  For purposes of this discussion, risks related to the activities of the Advisors and the Fund should generally be interpreted to include the activities of Managers and Portfolio Funds, and risks related to the activities of Managers and Portfolio Funds should generally be interpreted to include the activities of Advisors and the Fund.

The Investment Program is Speculative and Entails Substantial Risks.  All securities investing and trading activities risk the loss of capital.  No assurance can be given that the Fund's investment objective will be achieved or that the performance of the Fund will be positive over any period of time.  Many of the Portfolio Funds may use leverage, engage in short sales and derivative transactions, maintain concentrated portfolios, invest in illiquid securities or pursue other speculative and risky strategies.  The Fund may experience significant losses from investing in Portfolio Funds that use such strategies.

The Strategies Used by the Advisors and the Managers May Fail to Deliver the Desired Returns. The Advisors and the Managers will, among other things, utilize specialized investment strategies, follow allocation methodologies, apply investment models and assumptions, and enter into other strategies intended, among other things, to affect the Fund's or Portfolio Fund's performance, as applicable, while targeting risk levels. There can be no assurance that the Advisors or the Managers will succeed in achieving any goal related to these practices.  The Advisors and Managers may be unable or may choose in their judgment not to seek to achieve these goals.  Consequently, you could lose all or substantially all of your investment in the Fund.

Leverage Risk.  The Advisors, on behalf of the Fund, and Managers, on behalf of Portfolio Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin, dollar roll transactions and "uncovered" reverse repurchase agreements and other forms of leverage in their investment programs.  Such investment techniques can substantially increase the adverse impact of investment risks to which the Fund's investment portfolio may be subject.

Although leverage presents opportunities for increasing the total return of the Fund, it has the effect of potentially increasing losses as well.  Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund's investment portfolio will be magnified when leverage is used. When one or more means of achieving leveraged exposure to underlying financial assets are used in combination, the total degree of leverage employed may result in the market value of the investments held by the Funds experiencing high volatility and being subject to rapid diminution and loss.  The cumulative effect of the use of leverage in a market that moves adversely to the investments of the Fund or in the event portfolio investments experience credit quality deterioration could result in a substantial loss to the Fund, which could be substantially greater than if the Fund were not leveraged.  In addition, the maturity of a portfolio investment may be longer than the term of the loan used to finance such portfolio investment, which could require refinancing or disposing of such portfolio investment at unfavorable terms.  The use of leverage will also magnify investment, market and certain other risks.

The Fund would also have to pay interest on any borrowings, which may reduce the returns of the Fund. This interest expense may be greater than the return on the underlying investment.  The Fund's leveraging strategy may not be successful. For additional information on the risks related to any leverage employed by the Fund or the Portfolio Funds, see "Borrowing by the Fund."

Investment Decisions.  The Fund intends to allocate a substantial portion of its capital to Portfolio Funds and, in general and subject to the ability of the Fund and the Advisors to reallocate such capital, neither the Fund nor the Advisors will have management discretion in respect of such capital for so long as it is allocated to Portfolio Funds.

Market Risk.  The Fund is exposed to market risk.  Market risk is risk associated with changes in, among other things, market prices of securities or commodities or foreign exchange or interest rates and there are certain general market conditions in which any investment strategy is unlikely to be profitable.  From time to time, multiple markets could move together against the Fund's investments, which could result in significant losses.  Such movement would have a material adverse effect on the performance of the Fund and returns to Members. The Advisors have no ability to control such market conditions.

General economic and market conditions, such as currency and interest rate fluctuations, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, currency exchange controls and national and international conflicts or political circumstances, as well as natural disasters, may affect the price level, volatility and liquidity of securities.  Economic and market conditions of this nature could result in significant losses for the Fund, which would have a material adverse effect on the performance of the Fund and returns to Members.

Real Estate Strategies.  The Fund may be exposed to real estate risk through its investments in real estate investment trusts ("REITs") and real estate funds. The residential housing sector in the United States has been under considerable pressure during the past three years with home prices nationwide down significantly on average.  Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities.  In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average.  Accordingly, the recent instability in the credit markets may adversely affect the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market during the investment period, thereby reducing the Fund's investment opportunities.  Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Fund and reduce the value of the underlying properties.

REITs and real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above).  Some REITs and real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate fund could be unfavorably affected by the poor performance of a single investment or investment type.  These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer.  Borrowers could default on or sell investments that a REIT or a real estate fund holds, which could reduce the cash flow needed to make distributions to investors.  In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions.  REITs require specialized management and pay management expenses.  Securities issued by private partnerships in real estate may be more illiquid than securities issued by other investment funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments.

Private Equity Investments and Private Company Risks.  Private equity investments, which include private investments in public equity ("PIPE") and other private equity transactions and which are distinct from investments in private equity funds, involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses.  Some portfolio companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions.  Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel.  The Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed.

With respect to PIPE transactions, PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company's common stock. Because the sale of the securities is not registered under the 1933 Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Investing in privately held companies involves risk.  For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisors and the Managers may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund or Portfolio Funds invest.

Long/Short Equity and/or Fixed Income Strategies.  Long/short equity and/or fixed income strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities or fixed income, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge out some portion of general market risk.  If the Advisors' or a Manager's analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Fund or Portfolio Funds.  Since a long/short strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability.  Positions may undergo significant short-term declines and experience considerable price volatility during these periods.  In addition, long and short positions may or may not be related.  If the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio.  Long/short strategies may increase the exposure of the Fund or Portfolio Funds to risks relating to Strategic Transactions, leverage, portfolio turnover, concentration of investment portfolio and short-selling.  These risks are further described in this section under their respective headings.

Convertible Arbitrage Strategies.  This strategy entails the risk that the Advisors or Managers are incorrect as to the relative valuation of the convertible security and the underlying equity securities or that factors unrelated to the issuer, such as actions of the Federal Reserve or government agencies, may have unexpected impacts on the value of the fixed income or equity markets, potentially adversely affecting the Fund's hedged position.  Recent market events caused hedge funds to sell large amounts of convertible securities, which adversely affected the market price of convertible securities.

Merger or Event Driven Arbitrage Strategies.  The Fund may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or "special situations."  The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high.  There is no assurance that the Managers will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action.  There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received.  Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Fund may be required to sell its investment at a loss.  As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is potential risk of loss by the Fund of its entire investment in such companies.  In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges.  Accordingly, the Fund's ability to respond to market movements may be impaired and consequently the Fund may experience adverse price movements upon liquidation of its investments, which may in turn adversely affect the Fund.  Settlement of transactions may be subject to delay and administrative uncertainties.  An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Fund may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring by the Managers of such companies and may, at times, require active participation by the Fund (including by way of board membership or corporate governance oversight), in the management or in the bankruptcy or reorganization proceedings of such companies.  Such involvement may restrict the Fund's or a Portfolio Fund's ability to trade in the securities of such companies.  It may also prevent the Fund or a Portfolio Fund from focusing on matters relating to other existing investments or potential future investments of the Fund or the Portfolio Fund.  In addition, as a result of its activities, the Fund or a Portfolio Fund may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager's request on the boards of directors of companies in which the Fund or a Portfolio Fund has an interest.  It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Fund or the Portfolio Fund, and thus may be obligated at times to act in a manner that is adverse to the Fund's or a Portfolio Fund's interests.  The occurrence of any of the above events may have a material adverse effect on the performance of the Fund or a Portfolio Fund and consequently on the returns to Members.

Fixed Income Arbitrage Strategies.  Fixed income arbitrage strategies generally involve analyzing the relationship between the prices of two or more investments.  To the extent the price relationships between such investments remain constant, little or no gain or loss on the investments will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss.

Volatility Arbitrage Strategies.  The success of volatility arbitrage strategies depends on the ability of the Managers to accurately assess the relative value of a security in relation to its historical trading range.  However, even if the Managers make an accurate assessment of a security's historical trading range, the security may strike a new trading range, resulting in the failure of the volatility arbitrage strategy with respect to that security.  The simultaneous failure of volatility arbitrage strategies among a number of securities or Portfolio Funds may result in significant losses to the Fund.

Statistical Arbitrage Strategies.  The success of statistical arbitrage is heavily dependent on the mathematical models used by the Managers in seeking to exploit short-term and long-term relationships among stock prices and volatility.  Models that have been formulated on the basis of past market data may not be predictive of future price movements.  The Managers may select models that are not well-suited to prevailing market conditions.  Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.  In addition, in the event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

Natural Resources Strategies. The Fund may invest in Portfolio Funds making investments in natural resources, including those focused on the energy sector and timber, agricultural land, mining or other similar sectors.  In addition to general commodities risk, the Fund may also be subject to various risks associated with the investments in natural resources.  For example, the energy companies in which the Portfolio Funds may invest in may be substantially dependent on prevailing prices for oil and natural gas. Prices for oil and gas are subject to wide fluctuation in response to relatively minor changes in supply of and demand for oil and gas, market uncertainty and a variety of additional factors that are beyond the control of the companies in this industry. A substantial and prolonged decline in oil and gas prices could have a material adverse effect on the energy investments in which the Portfolio Funds will make. These energy companies are also subject to substantial operating risks, such as unusual or unexpected geologic formations, pressures, downhole fires, mechanical failures, blow-outs (such as the Deepwater Horizon blow-out and resulting oil spill in 2010), cratering, explosions, pipe failure, uncontrollable flow of oil, gas or well fluids and pollution and other environmental risks. Moreover, the oil and gas industry is subject to extensive regulation under a wide range of U.S. federal and state statutes, rules, orders and regulations and such statutes, rules, orders and/or regulations may have a significant adverse impact on the financial condition of the portfolio investment, and ultimately on the Portfolio Fund and the Fund.  For those Portfolio Funds that may invest in timber, agricultural land, mining or other similar sectors, other risks apply.  For example, the timber business is large and competitive. The timberland companies in which the Portfolio Funds may invest will compete with a number of large, well-financed regional and international forest products companies experienced in all aspects of forestry, as well as the manufacturing and marketing of wood products. In many instances, these competitors will have more experience in the geographic regions than the management teams of the timberland companies in which the Portfolio Funds have invested.  In addition, other risks associated with such investments include the cyclical nature of timberlands values, long-term source of supply contracts, environmental, endangered species and forestry regulations, losses of timber from fire and other causes not insured and governmental and environmental regulation.

Proactive Investing Risk.  In those cases where the Manager takes a more proactive role with respect to an investment in a company, there is a risk that the Manager's intended strategy for that company may not achieve or fully achieve the desired outcome, and the value of the investment in the company's securities may not be protected or enhanced as anticipated.  Moreover, there may be instances (such as when a representative of or a Manager serves on the board of directors of a company) when a Portfolio Fund will be restricted in transacting in or redeeming a particular investment as a result of, among other things, legal restrictions on transactions by company directors or affiliates.

Multi-Factor Long-Short Strategies. Multi-factor long-short strategies will typically entail the use of derivative instruments and thus are subject to derivatives risk.  In addition, this strategy may also involve risks associated with smaller companies, growth stocks, value stocks, emerging markets, currencies, commodities and other risks that are described elsewhere in this Prospectus.

Relative Value Strategy. The Managers utilize, among others, relative value trading strategies which are composed of positions in contracts relating to two or more assets the prices of which are expected to either converge or diverge and, in theory, mitigate the absolute price risk associated with taking an outright, unhedged position in respect of a single asset, and may be based upon historical price relationships and intended to neutralize the adverse (and positive) price effects of macro-economic events and trends. However, relative value strategies are subject to certain risks. The success of the Managers' trading activities depends, among other things, on the Managers' ability to identify unjustified or temporary discrepancies between the fundamental value and the market price of an asset or between the market prices of two or more assets whose prices are expected to move in relation to each other and to exploit those discrepancies to derive a profit to the extent that the Managers are able to anticipate in which direction the relative values or prices will move to eliminate the identified discrepancy. For example, a relative value strategy may fail to profit fully or at all or may suffer a loss or a greater loss due to a failure of the component contract prices to converge or diverge as anticipated. This may occur with respect to prices relating to all or only certain contract maturities.

Identification and exploitation of the investment opportunities that may be pursued by the Managers involve a high degree of uncertainty.  If what the Managers perceive as an unjustified or temporary price or value discrepancy posing an investment opportunity is nothing more than a price differential due to reasons not likely to disappear within the time horizon of an investment made by the Portfolio Fund, if the Managers fail to anticipate the direction in which the relative prices or values will move to eliminate a discrepancy, or if the Managers have incorrectly evaluated the extent of the expected spread relationships, so that, for example, the value of the Fund's long positions appreciates at a slower rate than the value of the Fund's short positions in related assets, then the expected returns for the Fund will not materialize, and the Fund may sustain a loss that will adversely affect the price of the Units.

The discrepancies that the Managers seek to identify and turn into profit opportunities for the Portfolio Fund may arise due to a variety of circumstances. Some may be due to uneven flows of information to the relevant markets, with the market for one asset reflecting the impact of specified items of information before or after the same information has an impact on the market for a related asset. Others may be the result of regulatory or legal restrictions applicable to one type of asset, but not to a functionally equivalent asset (which occurs, for example, when regulated financial institutions are prohibited from investing in a particular type of asset, but are free to take, via derivative arrangements, positions that leave them exposed to the performance of the same asset). A reduction in the volatility and market inefficiencies that create the opportunities in which the Managers may seek to invest, as well as other market factors, will reduce the scope for the Managers' investments and may  limit the Fund's opportunities for profit and adversely affect the price of the Units.

General Derivatives Risk.  Certain of the strategies that the Managers may utilize involve the use of derivatives.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include, but are not limited to, options contracts, futures contracts, options on futures contracts and swap agreements. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment in Portfolio Funds or directly in securities and other more traditional investments.  Whether the Fund's use of derivatives is successful will depend on, among other things, the Managers' ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund's ability to successfully use derivative instruments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, derivatives contracts have a high degree of price variability and are subject to occasional rapid and substantial changes in value.

Derivatives transactions (such as futures contracts and options thereon, options and swaps) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Managers not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing the Fund's interest rate risk. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value and are highly susceptible to liquidity and credit risk.  A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default.  Accordingly, if the Fund sells a credit default swap, it intend at all times to segregate liquid securities or cash in an amount at least equal to the notional amount of the swap (i.e., the cost of payment to the buyer if a credit event occurs).  Credit default swaps can be used as a substitute for purchasing or selling a fixed income security and sometimes is preferable to actually purchasing the security. A purchaser of a credit default swap is subject to counterparty risk. The Fund will monitor any such swaps or derivatives with a view towards ensuring that the Fund remains in compliance with all applicable regulatory requirements.  For additional information on derivatives and their risks, please see "General Risks – Risks Related to Strategic Transactions."  To the extent Portfolio Funds make use of derivative instruments, they (and indirectly the Fund) would generally be subject to the same risks described above.

Commodities Risk. The Fund may seek to invest in Portfolio Funds that engage in commodity futures trading. The commodity markets can be highly volatile, and it is impossible to predict with certainty their future directions or trends. In addition, the commodities markets may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention.  Should certain events or conditions cause commodities, or certain kinds of commodities, to fall out of favor, it is possible that forced selling, investor flight and general fear in the market could result in periods of pronounced illiquidity and severely depressed prices which could cause a Portfolio Fund, and therefore the Fund, to realize substantial losses.  In addition, a Portfolio Fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, a Portfolio Fund (and therefore the Fund) may be more susceptible to risks associated with those sectors. The prices of certain commodities in these sectors have experienced recent significant price increases, in some cases approaching or exceeding historic highs. Price reductions or corrections in these markets could negatively impact the investment performance of a Portfolio Fund, and therefore the Fund.  See "General Risks – Risks Related to Strategic Transactions" for additional information.

Short-Selling.  Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short-selling necessarily involves certain additional risks.  However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss.  Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice.  If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a ''short squeeze'' can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

The SEC recently issued an emergency order that temporarily prohibited any person from short-selling certain publicly traded common equity securities. This prohibition has since expired; however, the imposition of another such emergency order may limit the Managers' ability to engage in short sales pursuant to the Portfolio Fund's investment objective or negatively impact the return on an investment in which one of the Managers has sold a security short.

Common Stock.  Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to fixed-income securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure.  Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Fixed Income Securities.  Investment in fixed income securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.  Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal bonds and securities related to municipal bonds; mortgage backed securities ("MBS") and asset backed securities ("ABS").  These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations.  Fixed income securities are subject to the risk of the issuer's or a guarantor's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).  In addition, MBS and ABS may also be subject to call risk and extension risk.  For example, homeowners have the option to prepay their mortgages.  Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk).  In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase.  Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.  In either case, a change in the prepayment rate can result in losses to investors.  The same would be true of asset-backed securities, such as securities backed by car loans.

Low Credit Quality Securities.  The Fund or Portfolio Funds may invest in particularly risky investments that also may offer the potential for correspondingly high returns.  As a result, the Fund may lose all or substantially all of its investment in any particular instance, which would have an adverse effect on Members.  In addition, there is no minimum credit standard which is a prerequisite to the Fund's acquisition of any security, and the debt securities in which the Fund is permitted to invest may be less than investment grade and may be considered to be "junk bonds."  Securities in the non-investment grade categories are subject to greater risk of loss of principal and interest than higher rated securities and may be considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  They may also be considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions.  Adverse publicity and negative investor perception about these lower-rated securities, whether or not based on an analysis of the fundamentals with respect to the relevant issuers, may contribute to a decrease in the value and liquidity of such securities.  In addition, because investors generally perceive that there are greater risks associated with non-investment grade securities, the yields and prices of such securities may fluctuate more than those for higher-rated securities.  The market for non-investment grade securities may be smaller and less active than that for higher-rated securities, which may adversely affect the prices at which these securities can be sold.  In addition, the Fund may invest in debt securities which may be unrated by a recognized credit rating agency which are subject to greater risk of loss of principal and interest than higher-rated debt securities.

Securities in which the Fund may invest may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by all or substantially all of the issuer's assets.  Moreover, the Fund may invest in debt securities which are not protected by financial covenants or limitations on additional indebtedness.  The Fund may therefore be subject to credit, liquidity and interest rate risks.  In addition, evaluating credit risk for debt securities involves uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult.  Also, the market for credit spreads is often inefficient and illiquid, making it difficult to hedge such risk or to calculate accurately discounting spreads for valuing financial instruments.

Distressed Securities.  The Fund or Portfolio Funds may invest in securities of issuers in weak financial condition, experiencing poor operating results, having substantial financial needs or negative net worth, facing special competitive or product obsolescence problems, or issuers that are involved in bankruptcy or reorganization proceedings.  Investments of this type involve substantial financial and business risks that can result in substantial or total losses.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  Such investments also face the risk of the effects of applicable federal and state bankruptcy laws.  In any reorganization or liquidation proceeding relating to a portfolio company, the Fund or Portfolio Funds may lose their entire investment or may be required to accept cash or securities with a value less than its original investment.  The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility and the spread between the bid and offer prices of such securities may be greater than normally expected.  It may take a number of years for the market price of such securities to reflect their intrinsic value.  Such securities are also more likely to be subject to trading restrictions or suspensions.  It is anticipated that some of the portfolio securities held by the Funds may not be widely traded, and that the Fund's or Portfolio Funds' position in such securities may be substantial in relation to the market for those securities.  The Advisors' or Managers' judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

Interest Rate Risk.  The value of certain debt securities in the Fund's or Portfolio Funds' portfolio could be affected by interest rate fluctuations.  When interest rates decline, the value of fixed rate securities can be expected to rise.  Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline.  Interest rate risk is the risk that debt obligations and other instruments in the Fund's portfolio will decline in value because of increases in market interest rates.  Recent adverse conditions in the credit markets may cause interest rates to rise.  Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating rate securities (due to the fact that rates only reset periodically), the values of these securities are substantially less sensitive to changes in market interest rates than fixed rate instruments.  Fluctuations in the value of the Fund's or Portfolio Funds' securities will not affect interest income on existing securities, but will be reflected in the Fund's NAV.  The Fund or Portfolio Funds may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's or Portfolio Funds' exposure to interest rate risk, although there is no assurance that they will do so or that such strategies will be successful.

Insolvency Considerations with Respect to Issuers of Indebtedness.  Various laws enacted for the protection of creditors may apply to indebtedness in which the Fund invests.  The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law.  Insolvency considerations may differ with respect to other issuers.  If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary.  Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured.  There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness in which the Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence.  In addition, in the event of the insolvency of an issuer of indebtedness in which the Fund invests, payments made on such indebtedness could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency.  In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Portfolio Fund to which such payments were made.

The Fund does not anticipate that it will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination.  There can be no assurance, however, as to whether any lending institution or other party from which the Fund or Portfolio Funds may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Fund or Portfolio Funds to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund or a Portfolio Fund.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors.  These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Illiquid Investments and Market Characteristics.  Investments held by the Fund or Portfolio Funds may be or become illiquid which may affect the ability of the Fund to exit such investments and the returns made by the Fund or Portfolio Funds.  Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities.  Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors.  Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange.  It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded.  A suspension could render it difficult for the Fund to liquidate positions and thereby might expose the Fund or Portfolio Funds to losses.

The market prices, if any, for such illiquid investments tend to be volatile and may not be readily ascertainable and the Fund or Portfolio Funds may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.  Because of valuation uncertainty, the fair values of such illiquid investments reflected in the NAV of the Fund or Portfolio Funds attributable to such investment may not necessarily reflect the prices that would actually be obtained by the Fund or Portfolio Funds when such investments are realized.  If the realization occurs at a price that is significantly lower than the NAV attributable to such investment, the Fund will suffer a loss.  Moreover, securities in which the Fund may invest include those that are not listed on a stock exchange or traded in an over-the-counter market.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  The size of the Fund's or Portfolio Funds' position may magnify the effect of a decrease in market liquidity for such instruments.  Changes in overall market leverage, deleveraging as a consequence of a decision by the counterparties with which the Fund or Portfolio Funds enter into repurchase/reverse repurchase agreements or derivative transactions to reduce the level of leverage available, or the liquidation by other market participants of the same or similar positions, may also adversely affect the Fund's portfolio.

The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.  The Fund may encounter substantial delays in attempting to sell non-publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund.  In some cases, the Fund may be contractually prohibited from disposing of investments for a specified period of time.  Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.  Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded.

Lending Portfolio Securities.  The Portfolio Funds may lend their portfolio securities to brokers, dealers and financial institutions.  In general, these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities.  The Portfolio Funds would be entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities.  Lending portfolio securities would result in income to the Portfolio Funds, however, the Portfolio Funds may experience a loss in the event the borrower breaches its agreement, the return of the securities loaned is delayed or the default or insolvency of the borrower.

Material, Non-Public Information.  From time to time, the Advisors or Managers may come into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments held by the Fund.  The Fund's investment flexibility may be constrained as a consequence of the inability of the Advisors or the Managers to use such information for investment purposes.  Moreover, the Advisors or the Managers may acquire confidential or material, non-public information or be restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisors or the Managers would otherwise take such an action.

Interest Rate Fluctuations.  The prices of several securities which may be held by the Fund or Portfolio Funds tend to be sensitive to interest rate fluctuations and unexpected fluctuations in interest rates could cause the corresponding prices of the long and short portions of a position to move in directions which were not initially anticipated.  Interest rates are highly sensitive to factors beyond the Advisors' control, including, among others, governmental monetary and tax polices and domestic and international economic and political conditions.  In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may be expected to affect adversely the Fund's liquidity and operating results.  In addition, interest rate increases generally will increase the interest carrying costs to the Fund of borrowed securities and leveraged investments or the cost of leverage for the Fund.  Furthermore, to the extent that interest rate assumptions underlie the hedging of a particular position, fluctuations in interest rates could invalidate those underlying assumptions and expose the Fund to losses.

Portfolio Turnover.  The Fund may invest and trade its portfolio securities on the basis of certain short-term market considerations.  The Fund is not generally restricted in effecting transactions by any limitation with regard to its portfolio turnover rate, and the turnover rate within the Fund is expected to be significant, which will result in significant transaction costs and thereby reduce the investment performance of the Fund.

Non-U.S. Investments.  The Fund or Portfolio Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund's investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company.  There is also less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S.  With respect to certain countries, there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Fund's or Portfolio Funds' investments in those countries.  Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.  Investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of non-U.S. governments involves additional risks not present in debt obligations of corporate issuers and the U.S. government.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and the Fund may have limited or no recourse to compel payment in the event of a default.  A sovereign debtor's willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which the sovereign debtor may be subject.  Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Foreign Currency Risk.  Changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  The Advisors may, but are not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions.  In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Emerging Markets.  The Fund and Portfolio Funds may invest in securities and currencies traded in various markets throughout the world, including emerging or developing markets, some of which are highly controlled by governmental authorities.  Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Investments but to a heightened degree.  "Emerging market" countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  Particularly in developing countries, laws governing transactions in securities, commodities, derivatives and securities indices and other contractual relationships are new and largely untested.  Investments in emerging markets may, among other things, carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property, inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of developed markets, and lack of enforcement of existing regulations.  Hence, it may be difficult to obtain and enforce a judgment in certain emerging countries.  There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Fund and its operations.  In addition, certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

There is also the possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of investments in those countries.  In addition, regulatory controls and corporate governance of companies in emerging  markets confer little protection on minority shareholders.  Anti-fraud and anti-insider trading legislation is often rudimentary.  The concept of fiduciary duty to shareholders by officers and directors is also limited when compared to such concepts in developed markets.  In certain instances management may take significant actions without the consent of shareholders and anti-dilution protection also may be limited.  The typically small or relatively small size of markets for securities of issuers located in emerging market countries and the possibility of a low or non-existent volume of trading in those securities may also result in a lack of liquidity and increased price volatility of those securities, which may reduce the return on such investments.

Geopolitical Risk.  The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, terrorist attacks in the United States and around the world and instability and uncertainty resulting from the recent earthquake and resulting tsunami in Japan may result in market volatility, may have long-

term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund or its Portfolio Funds will be investing, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.  The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested.

Growth Stock Risk.  Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.  In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Stock Risk.  The Advisors may be wrong in their assessment of a company's value and the stocks the Fund owns may not reach what the Advisors believe are their full values.  A particular risk of the Fund's value strategies is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.  Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production.  The market may not favor value-oriented stocks and may not favor equities at all.  During those periods, the Fund's relative performance may suffer.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

•
Deferral: Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•
Subordination: Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity: Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.
•
Limited Voting Rights: Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.  In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

•
Special Redemption Rights: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws.  As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

•
New Types of Securities: From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein.  The Fund reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Fund's investment objective and policies.  Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall.  Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.  Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.  The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Purchasing Initial Public Offerings.  The Fund and Portfolio Funds may invest in securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Fund.  The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospectus of achieving them.

Highly Volatile Markets.  The prices of  the Fund's or Portfolio Funds' investments, and therefore the NAV of the Fund, can be highly volatile.  Price movements of forward contracts, futures contracts and other derivative contracts in which the Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., the Fund also is subject to the risk of the failure of the exchanges on which its positions trade or of its clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Recent Events.  Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financing or refinancing.  In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Fund and Portfolio Funds do not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund and Portfolio Funds do invest, including securities owned by the Fund.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

These events may increase the volatility of the value of securities owned by the Fund or Portfolio Funds and/or result in sudden and significant valuation increases or declines in its portfolio.  These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.  A significant decline in the value of the Fund's portfolio would likely result in a significant decline in the value of your investment in the Fund.

These developments could adversely affect the ability of the Fund to borrow for investment purposes, if they chose to do so, and increase the cost of such borrowings, which would reduce returns to Members.  These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV per Unit.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio.

The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

Neither the Advisors nor the Managers know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund's portfolio.  The Advisors intend to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so and the Advisors may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.

Counterparty Arrangements. In selecting counterparties to transactions in which the Fund will engage, including but not limited to, borrowings under lines of credit it may have in place, the Advisors have the authority to and will consider a variety of factors in addition to the price associated with such transactions.  Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility.  If the Advisors determine that the counterparty's transaction costs are reasonable overall, the Fund may incur higher transaction costs than it would have paid had another counterparty been used.  The Advisors will periodically re-evaluate their assessment of the selected counterparty.  Subject to any applicable regulatory frameworks and the terms of the Fund's governing documents, counterparties to such transactions may be affiliates of, or service providers to, the Fund or the Advisors, and thus such transactions may be subject to a number of potential conflicts of interest.

Counterparty Risk.  To the extent that the Fund engages in principal transactions, including, but not limited to, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions.  In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including swap contracts.  In the event of the insolvency of a counterparty, the Fund may not be able to recover its assets, in full or at all, during the insolvency process.  Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements.  Similarly, the Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Advisors will seek to minimize the Fund's exposure to counterparty risk by entering into such transactions with counterparties the Advisors believe to be creditworthy at the time they enter into the transaction.  Certain Strategic Transactions may require the Fund to provide collateral to secure their performance obligations under a contract.

Reverse Repurchase Agreements Risk.  Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Fund, that the market value of the securities sold by the Fund may decline below the price of the securities at which the Fund is obligated to repurchase them and that the securities may not be returned to the Fund.  There is no assurance that reverse repurchase agreements can be successfully employed.  See also "General Risks – Risks Related to the Investment Strategy – Leverage Risk."

Dollar Roll Transactions Risk.  Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon the Advisors' ability to predict correctly interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.  See also "General Risks – Risks Related to the Investment Strategy – Leverage Risk."

Risks of Investing in Other Investment Companies.  Subject to the restrictions of the 1940 Act, the Fund may invest in other investments companies, including exchange-traded funds.  As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses. Holders of Units would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than those employed by the Advisors.

Issuer Risk. In certain instances, the value of the Fund's or Portfolio Funds' investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Smaller Company Risk. The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations.  Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Custom Funds. Other clients of the Advisor or its affiliates, and the Advisor or its affiliates as principals, may invest with Managers through various pooled separate account arrangements and/or other custom fund arrangements ("Custom Funds").  In many cases, other clients of the Advisors will invest with the same Managers as the Fund, but through a Custom Fund rather than as an investor in the Manager's Portfolio Fund in which the Fund will invest. The Fund is not eligible to participate in Custom Funds due to certain regulatory restrictions under the 1940 Act.  The Advisors may make different investment decisions as between a Custom Fund and a Portfolio Fund when determining to invest with a Manager on behalf of another client with a substantially similar investment objective and investment program as the Fund since such other clients will not be subject to the regulatory restrictions under the 1940 Act that prohibit the Fund's participation in Custom Funds.  Custom Funds may offer other clients of the

Advisor or its affiliates different investment attributes, fees and/or liquidity as compared to a Portfolio Fund advised by the same Manager in which the Fund will invest.

The Fund's inability to participate in Custom Funds may result in other clients of the Advisor or its affiliates investing with a Manager under terms substantially different, and potentially more favorable than, the terms on which the Fund may invest in that same Manager's Portfolio Fund. As a consequence, the Fund may not realize as high a return as other clients of the Advisor and its affiliates that are permitted to participate in Custom Funds. Furthermore, the Fund may experience higher fees, more restrictive redemption terms and less favorable investment terms than other clients of the Advisor and its affiliates that are permitted to participate in Custom Funds.

Risks Related to Portfolio Funds

In addition to the risks identified above under "Risks Related to the Investment Strategy", the Portfolio Funds are subject to the additional risks disclosed in this section.

Limits on Investing in Portfolio Funds.  There is a risk that the Fund may be precluded from investing in certain Portfolio Funds due to regulatory implications under the 1940 Act or may be limited in the amount it can invest in voting securities of Portfolio Funds.  For example, the Fund is required to disclose the names and current fair market value of its investments in Portfolio Funds on a quarterly basis, and a Portfolio Fund may object to public disclosure concerning the Fund's investments and the valuations of such investments.  Similarly, because of the Advisors' actual and potential fiduciary duties to its current and future clients, the Advisors may limit the Fund's ability to access or invest in certain Portfolio Funds.  For example, the Advisors may believe that the Fund's disclosure obligations under the 1940 Act may adversely affect the ability of such other clients to access, or invest in, a Portfolio Fund.  Furthermore, an investment by the Fund could cause the Fund and other funds managed by BlackRock to become affiliated persons of a Portfolio Fund under the 1940 Act and prevent them from engaging in certain transactions.  The Fund may forego certain voting rights with respect to the Portfolio Funds in an effort to avoid "affiliated person" status under the 1940 Act.  The Advisors may also refrain from including a Portfolio Fund in the Fund's portfolio, or may withdraw an existing investment in a Portfolio Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund or the Advisors' other clients if such an investment was made.  In addition, the Fund's ability to invest may be affected by considerations under other laws, rules or regulations, such as the Bank Holding Company Act and Employee Retirement Income Security Act.  Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Portfolio Funds, or in the same or similar Portfolio Funds but on different and potentially less advantageous terms, than other clients of the Advisors.  This approach may be detrimental to the investment performance of the Fund compared with what the performance would have been if the Fund did not follow such an approach.

The Fund also will be limited in its exposure to certain hedge funds because the Fund will generally limit investments in hedge funds to those that the Advisors believe: (i) are well established managers that are recognized leaders within their investment disciplines; (ii) have strong team structures (rather than reliance on one or a few individual investment managers, which increases key person risk due to reliance on one or a few persons assigned to key investment or other organizational responsibilities); and (iii) are managed by investment teams that  have developed sound  practices throughout their organization with respect to investments, risk management and operations.  This approach may mean the Fund does not invest in less established hedge funds that may in some cases perform better than more established hedge funds.  This approach may be detrimental to the investment performance of the Fund compared with what the performance would have been if the Fund did not follow such an approach.  In order to be included in the Fund's portfolio, Portfolio Funds must satisfy a variety of requirements, including, but not necessarily limited to: (i) quarterly independent verification of NAV; (ii) quarterly independent valuation of material FAS 157 Level 3 assets; (iii) semi-annual operational due diligence review; and (iv) annual independent audit. As a result, these restrictions may limit the Portfolio Funds in which the Fund may invest. Such restrictions may be detrimental to the performance of the Fund relative to circumstances in which all or some of these restrictions did not exist.

No Prior Operating History.  Certain Portfolio Funds may have no prior or limited operating history upon which the Advisors can evaluate their potential performance.  The past investment performance of funds managed by Managers with which the Fund invests or expects to invest may not be construed as an indication of the future results of an investment in the Fund.

Registration under the 1940 Act and Advisers Act.  Portfolio Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in Portfolio Funds, does not have the benefit of the protections afforded by the 1940 Act.  Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Portfolio Funds managed by such Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.  However, the regulatory landscape for private Portfolio Funds and their Managers is continuing to evolve and many, though not all, U.S.-based Managers and Managers with a measurable amount of assets under management attributable to U.S. clients or U.S. investors in Portfolio Funds they manage are expected to become subject to Advisers Act registration and/or reporting obligations as a result of the Dodd-Frank Act, and are expected to be registered with the SEC on or before July 21, 2011.  These new regulatory and reporting requirements may affect the operations and strategies of Managers and their Portfolio Funds in ways that are unexpected or not currently anticipated, may increase the costs of investing in Portfolio Funds and may come to have an adverse effect on the Fund and its investment program. Additionally, these new regulatory and reporting requirements may subject Managers and their Portfolio Funds to greater regulatory scrutiny and greater risk of liability arising out of violation of these new regulatory and reporting requirements.  See " General Risks – Risks Related to the Funds – The Dodd-Frank Act."

Risks of Mis-Categorizing Portfolio Funds within Strategies.  While the Advisors will generally attempt to categorize Portfolio Funds consistent with the investment strategies described herein, certain Portfolio Funds may fit into more than one category or may not closely resemble any of the categories. Accordingly, the Advisors have a wide degree of discretion in categorizing Portfolio Funds within strategies or allocating capital among strategies in its reports. If the Advisors make the wrong decision, certain strategies may be under- or over-weighted relative to what may have been intended or reported.  Accordingly, the Fund's investment portfolio may be over-allocated or under-allocated to certain strategies and incur concentration risks or result in insufficient exposure within the portfolio as a result.

Non-Voting Securities and Waivers.  The Fund may elect to invest in a class of a Portfolio Fund's non-voting securities or by contract may waive those voting rights associated with the investment to the extent necessary to prevent the Fund from becoming an "affiliated person" of the Portfolio Fund for purposes of the 1940 Act.  This generally means that the Fund will invest in non-voting securities or waive voting rights to the extent necessary to ensure they own less than 5% of the "voting securities" of a Portfolio Fund for purposes of the 1940 Act.  There are, however, other statutory tests of affiliation, and a Portfolio Fund may be deemed an "affiliated person" of the Fund notwithstanding these limitations.  Waivers of voting rights typically will be effected via a contract agreed to by the relevant Portfolio Fund whereby the Fund automatically waives some or all of the voting rights it may hold to the extent necessary to avoid affiliation, subject to certain requirements.  Other private investment funds or accounts managed by the Advisors or their affiliates may already own interests or may purchase interests in the same Portfolio Funds in which the Fund will have invested at the time.  In addition, the Fund's percentage interest in a Portfolio Fund may be affected by contributions and withdrawals of third parties to or from the Portfolio Fund.  The Advisors will aggregate the investments of the Fund and other funds or accounts managed by the Advisors or their affiliates to determine the 5% limit and any voting rights waived by the Fund and the other funds or accounts managed by the Advisors or their affiliates generally would be made on a pro rata basis.  The Advisors also may, after taking into consideration the best interests of the Fund and other funds or accounts managed by the Advisors or their affiliates, determine not to invest on behalf of the Fund, limit the Fund's investments or redeem all or any part of the Fund's investment in a Portfolio Fund.

The Fund's practices regarding investment in non-voting securities or waivers of voting rights may prevent the Fund from participating in voting on a particular issue to the full extent of its economic interest, including limiting its ability to affect the outcome of matters that could materially adversely affect their investments in a Portfolio Fund.  In certain circumstances, this could have a material adverse affect on the Fund.

Limited Liquidity.  Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take a considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups and/or redemption fees.  The Fund's ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited and such restrictions will limit the Fund's flexibility to reallocate such assets among Portfolio Funds.  In addition, Portfolio Funds may have the ability to indefinitely suspend the right of their investors to redeem their investment during periods of exceptional market conditions, such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund. Consequently, the Fund's investment in a Portfolio Fund could depreciate in value during the time a redemption is delayed, and the Fund would be precluded from redeploying its capital to more advantageous investment opportunities.  The risk of illiquidity in a Portfolio Fund is exemplified by the recent turmoil in the markets in which a number of Portfolio Funds have suspended redemptions, resulting in the inability of investors to obtain liquidity in their holding in such Portfolio Fund.  Portfolio Funds also may be able to divide their portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Fund, and the Advisors may not have experience managing such assets.  It may therefore be difficult for the Fund to sell or realize its investments in the Portfolio Funds in whole or in part.  In addition, liquidity may be subject to commitments made by the Advisors or the Managers as to the frequency of redemptions and/or length of lock-up periods to secure capacity with such Portfolio Funds.

In addition, although the Fund does not currently anticipate the use of leverage, any use of leverage by the Fund may compound the risks associated with liquidity of Portfolio Fund investments because the Fund must maintain a certain degree of liquidity, based on its leveraged position, in order to service such debt.  Failure to maintain such necessary liquidity may materially adversely affect the Fund.

Strategy Risk.  Strategy risk is associated with the failure or deterioration of an entire strategy such that most or all investment managers employing that strategy suffer losses.  Strategy specific losses may result from excessive concentration by multiple Managers in the same investment or general economic or other events that adversely affect particular strategies (e.g. the disruption of historical pricing relationships).  The strategies employed by Managers may be speculative and involve substantial risk of loss in the event of such failure or deterioration.

Use of Multiple Managers.  No assurance can be given that the collective performance of the Managers will result in profitable returns or avoid losses for the Fund.  Positive performance achieved by one or more Managers may be neutralized by negative performance experienced by other Managers.

Convergence Risk.  The Fund may invest in Portfolio Funds whose Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued.  In the event that the perceived mispricings underlying one or more Managers' trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Managers, the Fund may incur significant losses.

Managers' Trading Strategies.  There can be no assurance that the trading strategies employed by a Manager will be successful.  For example, the proprietary models used by a Manager may not function as anticipated during unusual market conditions.  Furthermore, while each Manager may have a performance record reflecting its prior experience, this performance cannot be used to predict future profitability.

Access to Information from Managers.  The Advisors will request information from Managers regarding their historical performance and investment strategy.  The Advisors will also monitor the performance of underlying investments on a continuing basis as such information is made available to the Advisors by the Managers.  However, the Advisors may not always be provided with such information because certain of this information may be considered proprietary information by the particular Manager or for other reasons.  This lack of access to independent information is a significant investment risk.  Furthermore, the net asset values received by, or on behalf of, the Fund from each Manager will typically be estimates only, subject to revision through the end of each Portfolio Funds' annual audit, which may occur on a date other than March 31st.  Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund's annual audit is completed.

Reliance on Key Individuals.  The success of the investment policy of the Fund will be significantly dependent upon the Managers and their expertise and ability to attract and retain suitable staff.  The success of a particular Portfolio Fund will be dependent on the expertise of the Manager for that Portfolio Fund.  Incapacitation or loss of key people within Portfolio Funds may adversely affect such Portfolio Funds and thereby the Fund.  Many Managers may have only one or a limited number of key individuals.  The loss of one or more individuals from a Manager could have a material adverse effect on the performance of such Portfolio Fund which, in turn, could adversely affect the performance of the Fund.

Manager Risk.  Manager risk is the risk of loss due to fraud on the part of a Manager, intentional or inadvertent deviations from their communicated investment strategy, including excessive concentration, directional investing outside pre-defined ranges or in new capital markets, excessive leverage and risk taking, or simply poor judgment. Although the Advisors will seek to allocate the Fund's assets to Managers whom they believe will operate with integrity and sound operational and organizational standards, the Advisors may have no, or only limited, access to information regarding the activities of the Managers, and the Advisors cannot guarantee the accuracy or completeness of such information.  As a consequence, although the Advisors will monitor the activities of the Managers, it may be difficult, if not impossible, for the Advisors to protect the Fund from the risk of Manager fraud, misrepresentation or material strategy alteration.  The Advisors will have no control over the day-to-day operations of any of the Portfolio Funds managed by the Managers.  As a result, there can be no assurance that every such Portfolio Fund will conform its conduct to these standards.  The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the affected Portfolio Funds.  Members themselves will have no direct dealings or contractual relationships with the Managers.

Monitoring of Portfolio Funds.  Although the Advisors attempt to monitor the performance of all of the Portfolio Funds, the Advisors must ultimately rely on (i) the Manager to operate in accordance with the investment guidelines governing the Portfolio Fund, and (ii) the accuracy of the information provided to the Advisors by the Manager of the Portfolio Fund.  Any failure of the Manager to operate within such guidelines or to provide accurate information with respect to such Portfolio Fund could subject the Fund to losses.  Moreover, many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest.  The Advisors have no ability to independently verify the financial information disseminated by the issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general.

Potential Conflicts of Interest Involving Managers.  Certain of the Managers may engage in other forms of related and unrelated activities in addition to advising Portfolio Funds.  They may also make investments in securities for their own account.  Activities such as these could detract from the time a Manager devotes to the affairs of Portfolio Funds.  In addition, certain of the Managers may engage affiliated entities to furnish brokerage services to Portfolio Funds and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions.  As a result, in such instances the choice of broker, market maker or counterparty made by a Portfolio Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm's length.

Proprietary Investment Strategies.  The Managers may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Advisors or the Fund.  The Managers generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds.  These strategies may involve risks that are not anticipated by the Managers, the Advisors or the Fund.

Prime Brokers and Custodians.  Under the arrangements between the Portfolio Funds and their prime brokers and custodians, the prime brokers and custodians will have rights to identify as collateral, to rehypothecate or to otherwise use for their own purposes assets held by them for the Portfolio Funds from time to time.  Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian.  Similarly, any cash of the Portfolio Funds held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of the SEC or equivalent rules of other regulators to which such prime broker or custodian may be subject.  Accordingly, the cash of the Portfolio Funds may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians.  Consequently, Portfolio Funds may rank as an unsecured creditor in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full.  The inability of Portfolio Funds to recover such cash could have a material adverse effect on the Fund's performance and returns to Members.  For example, the bankruptcy of Lehman Brothers Holdings Inc. materially and adversely affected the operations of funds that used Lehman Brothers Holdings Inc. as a prime broker.

Side Letters and Other Agreements.  Managers and Portfolio Funds may enter into separate agreements with certain of their investors, such as those affiliated with Managers or Portfolio Funds or those deemed to involve a significant or strategic relationship.  Such agreements may provide more beneficial terms to investors other than the Fund by waiving certain terms or allowing such investors to invest on different terms than those on which the Fund has invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events), "most favored nation" clauses and disclosure of certain information.  Under certain circumstances, these agreements could create preferences or priorities for such investors.  For example, Portfolio Funds may offer certain of its investors additional or different information and reporting than that offered to the Fund.  Such information may provide the recipient greater insights into the Portfolio Fund's activities as compared to the Fund in their capacity as investors in such Portfolio Fund, thereby enhancing the recipient's ability to make investment decisions with respect to the Portfolio Fund and enabling such investor to make more informed decisions than the Fund about redeeming from the Portfolio Fund.  Any resulting redemption could force the Portfolio Fund to sell investments at a time when it might not otherwise have done so or for a price less than their deemed fair market value, which will adversely affect the Fund as the remaining investor in the relevant Portfolio Fund.

The Advisors may in certain circumstances attempt to negotiate separate agreements with Managers or Portfolio Funds to which it allocates the Fund's capital.  No assurance can be given that any such agreement, if entered into, will be respected by the applicable Manager or Portfolio Fund or that such agreement would be enforceable in accordance with its terms.  Further, there may be situations in which regulatory requirements, investment objectives, the timing of investments, historical relationships with a Manager or other considerations will result in differences between the Fund and a Manager's other clients in terms of the availability of the benefits of any such agreements.  Furthermore, there may be circumstances where the benefit provided cannot be exercised by all clients simultaneously or where one client directly or indirectly receives a greater benefit due to the participation by another client.  In addition, although the Advisors may negotiate terms that it considers more advantageous overall, concessions may be required to obtain such terms, and the Fund may remain subject to all of the various risks described herein notwithstanding the terms of the side letter.

Performance Fees and Management Fees.  Managers may receive compensation calculated by reference to the performance of the Portfolio Funds managed by them.  Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.  In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of Portfolio Fund assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.  Furthermore, Managers may receive compensation calculated by reference to their assets under management.  Such compensation arrangements may create an incentive to increase their assets under management regardless of their ability to effectively and optimally invest them.

Multiple Levels of Expense.  The Fund and Portfolio Funds impose management fees, and Portfolio Funds impose performance fees.  In addition to a fixed management fee, Managers typically will also be paid or allocated amounts based upon a share of the profits or performance of the Portfolio Fund.  Managers of such Portfolio Funds may receive substantially higher payments than would otherwise be the case under alternative arrangements.  Other service providers of Portfolio Funds will normally be compensated or will receive allocations on terms that may include fixed and/or performance-based fees on allocations.  As a result, the Fund, and indirectly Members, will pay multiple investment management and other service provider fees.  In addition to the fees paid indirectly by the Fund to the Manager, fees paid in relation to Portfolio Funds will generally, for fixed fees, if applicable, range from 1% to 3% per annum of the average NAV of the Portfolio Funds, and performance fees or allocations are likely to range from 15% to 25% of the net capital appreciation in the Portfolio Funds for the relevant performance fee measurement period.  Moreover, an investor in the Fund bears a proportionate share of the expenses of the Fund and, indirectly, similar expenses of the Portfolio Funds.  Investors could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable.  Performance figures issued by the Fund and stated performance targets will be net of these fees and expenses.

Effect of Fund's Repurchases on Diversification of Portfolio Funds.  Although the Fund plans to seek diversification in the investment of its assets, if the Directors elect to offer to repurchase Units, and as a result, a significant number of Units are tendered, the Fund may not be able to satisfy such repurchase requests from a variety of their Portfolio Funds and thus may be required to make disproportionate redemptions from select Portfolio Funds, resulting in a temporary imbalance in the Fund's diversification strategy.

Capacity Limitations of Portfolio Funds.  Portfolio Funds may place limitations on the amount of, or number of persons whose, money they will manage.  In addition, new rules and regulations may result in additional limitations or restrictions being placed by Managers on the types of investors or assets that Portfolio Funds may accept.  Moreover, as a result of the convergence of the hedge fund and private equity markets and recent regulatory developments, many Portfolio Funds have lengthened liquidity terms, which may be more or less compatible with the liquidity requirements of the Fund or Other BlackRock Funds and therefore result in differences in portfolio composition.  Any such restrictions or limitations could prevent the Advisors from allocating assets of the Fund to certain Managers and Portfolio Funds with which the Advisors would otherwise like to invest.  In addition, when capacity is constrained, allocation decisions may be made on a non-pro rata basis among the Fund or Other BlackRock Funds, for example, so as to avoid small allocations or to increase existing below-target allocations before building new positions.  Moreover, in the case of Portfolio Funds that generally are not accepting new investments, if the Advisors determine, in the ordinary course of managing the Fund's assets, that it would be in the Fund's best interests to change the Fund's exposure to such Portfolio Funds, the Advisors may, in their sole and absolute discretion and subject to applicable law, reallocate such Portfolio Funds (in whole or in part) from or to, as the case may be, Other BlackRock Funds.

If the Advisors' ability to make allocations to Managers or Portfolio Funds is limited or restricted, the Fund's investment objective, and thus its returns, could be negatively impacted.  Furthermore, because of these capacity limitations, it is likely that the Fund's portfolio and the portfolios of Other BlackRock Funds will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar.  These distinctions will result in differences in portfolio performance.

Portfolio Valuation.  Interests in Portfolio Funds are generally valued based upon values or performance information provided by the Managers or their administrators, as the case may be.  However, such information may be subject to little independent verification or other due diligence.  In addition, these entities may not provide estimates of the value of Portfolio Funds, or may do so irregularly, with the result that the values of such investments may be estimated by and at the discretion of the Administrator or the Advisor.  Certain securities or investments, particularly those for which market quotations may not be readily available, may be difficult to value.  Because of overall size, concentration in particular markets and maturities of positions held by the Fund through the Portfolio Funds, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Fund.  In addition, the timing of liquidations may also affect the values obtained on liquidation.  Securities held by Portfolio Funds may routinely trade with bid-offer spreads that may be significant.  In addition, the Portfolio Funds may hold loans or privately placed securities for which no public market exists.  Accordingly, the values of Portfolio Funds provided to the Fund may be subject to an upward or downward adjustment based on information reasonably available at that time or following the auditing of Portfolio Funds' financial records.  There can therefore be no guarantee that the Fund's investments could ultimately be realized at the Fund's valuation of such investments.  See "Calculation of Net Asset Value; Valuation."

The valuations reported by the Managers of the Portfolio Funds, upon which the Fund calculates its month-end NAV and NAV per Unit, may be subject to later adjustment, based on information reasonably available at that time.  The Fund will pay repurchase proceeds in connection with the operation of periodic tender offers, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date.  In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined an NAV, the Fund will generally not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. This may have the effect of diluting or increasing the economic interest of other Members.  As a result, if a Member's Units are repurchased by the Fund, subsequent valuation adjustments to Portfolio Funds may occur and there is a risk that the tendering Member may receive an amount upon repurchase that is greater or less than the amount such Member would have been entitled to receive on the basis of the adjusted valuation.  In the event that subsequent adjustments result in an overpayment in connection with a tender offer, the remaining Members will bear the risk of such overpayment.  More specifically, to the extent such subsequently adjusted valuations from Portfolio Funds adversely affect the Fund's NAV, or to the extent the Fund is required to reimburse Portfolio Funds for any overpayment with respect to redemption proceeds paid by the Portfolio Fund to the Fund, the Fund will be adversely affected to the benefit of Members whose Units had previously been repurchased.  Conversely, any increases in the NAV resulting from such subsequently adjusted valuations generally will be entirely for the benefit of current Members and to the detriment of Members who tendered pursuant to a tender offer at an NAV lower than the adjusted amount.  Finally, the fees payable to the Advisors, and the management and performance fees payable to Managers, generally will not be reduced or subject to rebate, unless adjusted as the result of an audit.  See "Calculation of Net Asset Value; Valuation."

Because of the inherent uncertainty of valuation, the estimated value of Portfolio Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material.

When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations.  These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances.  In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Portfolio Funds.

The Managers will generally face a conflict of interest in providing valuations to the Fund since such valuations will affect the compensation of the Managers.

Some of the Portfolio Funds may hold a portion of their investments, in particular investments that are illiquid, in so-called "side pockets".  Side pockets are sub-funds or other special allocations within a Portfolio Fund that create a structure to invest in illiquid or hard to value securities or other investments and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms and are generally held only by those investors existing at the time of investment. There is no limit to the amount that the Fund may invest in Portfolio Funds with side pockets nor on the aggregate size of side pockets.  Were the Fund to request redemption from a Portfolio Fund that distributed side pocket(s) to satisfy a portion of such redemption, the portion of the Fund's interest in the Portfolio Fund's side pockets would generally require a much longer period of time than redemption from the main portfolio and during the period of liquidation of the side pockets, the Fund would remain invested in the side pockets and subject to subsequent market fluctuation in the value of the side pockets.  In addition, Portfolio Funds may also establish side pockets or other liquidity management allocations at the time a redemption request is made that are intended to reflect that portion of the Portfolio Fund's investments that are deemed illiquid at that time. To the extent such redemption side pockets are created, the Fund would similarly be subject to an extended liquidation period and market risk.  In addition, the portion of a Portfolio Fund's investments that are held in side pockets may be more difficult to value and the value of those investments reported by Mangers (and the Fund) may not accurately reflect the price of which such investments are eventually sold.

Ownership of Underlying Investments.  When deciding whether to invest, or continue investing in, Portfolio Funds, the Advisors carry out no independent investigation of the ownership of the assets of the Portfolio Fund or the administrator to the Portfolio Fund.  Instead the Advisors rely on audited accounts and other financial information provided to it by the Portfolio Fund.  In the event that Portfolio Funds do not own or there is a defect in the ownership of the underlying investments, this could have an adverse impact on the ability of the Fund to achieve its investment objective.

Disposition of Securities of Portfolio Funds.  In connection with the disposition of securities of Portfolio Funds, the Fund may be required to make representations about the business and financial affairs of the relevant Portfolio Fund typical of those made in connection with the sale of any security or business.  The Fund may also be required to indemnify the purchasers of such securities of the Portfolio Fund to the extent that any such representation turns out to be inaccurate.  These arrangements may result in contingent liabilities, which may ultimately have to be funded by the Fund.

Currency Hedging.  Where Portfolio Funds offer shares denominated in currencies other than the US Dollar, the Portfolio Fund may endeavor to hedge its exposure to such currency.  The Fund will have no control over the manner in which such Portfolio Fund accounts for the profits, losses, and expenses associated with such hedging activities.  It is possible that there could be cross liability among all classes of shares of such Portfolio Fund, and thus, the costs associated with such hedging activities may be allocated to the class of shares held by the Fund, even when such hedging activities do not directly relate to such class in the event that the assets of the relevant class are insufficient to meet such losses and expenses.  As a result, the performance of such Portfolio Fund (and, thus, the performance of the Fund) could be adversely affected.  The Fund itself may also engage in currency hedging.  For additional information on the Fund's use of currency hedging, see "General Risks – Risks Related to Strategic Transactions – Hedging Transactions."

Increasing Size and Maturity of Hedge Fund Markets.  The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty.  The growth in recent years in the number of hedge funds and assets managed by such funds, together with the increase in other market participants (such as the proprietary desks of investment banks) may reduce the opportunities available for the Advisors and the Managers to make certain investments or adversely affect the terms upon which investments can be made.  This could reduce the ability of the Fund to generate returns and/or reduce the quantum of these returns.  Historic opportunities for some or all hedge fund strategies may be eroded over time while structural and/or cyclical factors may reduce opportunities for the Advisors and the Managers temporarily or permanently.

In addition, it is possible that the Fund may have exposure to the same investment or securities through more than one Portfolio Fund.  Furthermore, the applicable Managers could take opposing positions with respect to such securities and thus the Fund's exposure to such underlying security or investment could move against each other.

Non-US Exchange Risk Exposure.  Although Portfolio Funds are typically denominated in US Dollars, certain Portfolio Funds may invest in securities denominated, and may receive a portion of their income and gains, in currencies other than the US Dollar.  A reduction in the value of such other currencies relative to the US Dollar prior to conversion into US Dollars, as applicable, would adversely affect the NAV of the Portfolio Fund and correspondingly, the NAV of the Fund.  The Fund does not expect to hedge the exchange exposure related to any Portfolio Funds.  To the extent that the Managers themselves seek to hedge non-US exchange risk exposure, they may not be able to do so.

Leveraging by Portfolio Funds.  Portfolio Funds may engage in various forms of leverage, and the Fund does not limit the use of leverage by individual Portfolio Funds or Portfolio Funds in the aggregate.  Leverage can be employed in a variety of ways including direct borrowing, margining (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), short selling and the use of futures, warrants, options and other derivative products.  To the extent that a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed.  If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of a Portfolio Fund's (and therefore the Fund's) net assets will decrease.  The use of leverage by the Portfolio Funds can substantially increase the adverse impact of risks to which an investment in the Fund may be subject.

The cumulative effect of the use of leverage by Portfolio Funds in a market that moves adversely to such Portfolio Funds could result in a substantial loss to the Fund, which would be greater than if the Portfolio Funds were not leveraged.  As a result, if the Fund's losses with respect to any Portfolio Fund were to exceed the amount of capital invested in that Portfolio Fund, the Fund could lose its entire investment.  Leverage increases the risk and volatility of Portfolio Funds and, as a consequence, the Fund's risk and volatility.  To the extent that Portfolio Funds use leverage, the rates at which they can borrow will affect their returns.  In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Portfolio Fund, and therefore the losses incurred by the Fund.

In addition, the Fund itself may enter into leverage transactions.  Leverage transactions by the Fund would be in addition to any leverage transactions of Portfolio Funds and are not limited by the amount, if any, by which Portfolio Funds are leveraged or by leverage incurred by the Fund in connection with its currency hedging transactions, if any.

Use of Financing Arrangements by Portfolio Funds.  A number of Portfolio Funds depend upon the availability of credit to finance their investment strategies.  The prime brokers, banks and dealers that may provide financing to Portfolio Funds can apply essentially discretionary margin or other valuation policies.  Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers.  These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties around the same time.  For additional information regarding recent events affecting the availability of financing, see "General Risks – Risks Related to Investment Strategy – Recent Events."

Brokerage Commissions and Transaction Costs.  In selecting brokers or counterparties to effect portfolio transactions, Portfolio Funds will be likely to consider such factors as price, the ability to effect the transaction, the reliability and financial responsibility and any research products or services provided.  Such products and services generally may be of benefit to the Portfolio Funds in question or to other clients of the relevant Manager but may not directly relate to transactions executed on behalf of such Portfolio Fund.  Accordingly, if the Manager determines in good faith that the amount of commissions or transaction fees charged by the entity is reasonable in relation to the value provided, the relevant Portfolio Funds may pay an amount greater than that charged by another entity.  Moreover, if a Manager enters into "soft dollar" arrangements, there can be no assurance that such Manager will comply with the safe harbor provided by Section 28(e) of the United States Securities Exchange Act of 1934 ("Section 28(e)"), which provides parameters for the use of soft or commission dollars to obtain "brokerage and research" services.  Although disclosure of the use of "soft dollars" is generally sufficient to avoid legal risk under US federal law, there may still be legal risk to the Manager under US state law if "soft dollars" are used to pay for services not covered under the Section 28(e) safe harbor.

Managers may use "soft dollars" to acquire a variety of research, brokerage and other investment-related services, for example, research on market trends, reports on the economy, industries, sectors and individual companies or issuers; credit analyses; technical and statistical studies and information; accounting and tax law interpretations; political analyses; reports on legal developments affecting Portfolio Funds; information on technical market actions; and financial and market database services.  Some may acquire goods or services outside of Section 28(e) that others would otherwise be considered manager overhead.  The use of "soft dollars" by Managers to pay for items not covered under the Section 28(e) safe harbor creates a conflict of interest between the Manager and the Portfolio Fund to the extent that such items benefit primarily or exclusively the Manager or its other clients rather than the Portfolio Fund.  In addition, the availability of non-monetary benefits not covered under the Section 28(e) safe harbor may influence the selection of brokers by the Manager.  These conflicts of interest may have a detrimental effect on the Portfolio Fund and ultimately the Fund.

Concentration of Investment Portfolio.  Because Portfolio Funds may have the ability to concentrate their investments by investing an unlimited amount of its assets in a single issuer, sector, market, industry, strategy, country or geographic region, the overall adverse impact on such Portfolio Fund, and correspondingly on the Fund, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if such Portfolio Fund were not permitted to concentrate its investments to such an extent.  By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, Portfolio Funds will be subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.  Moreover, a number of Portfolio Funds might accumulate positions in the same or a related investment at the same time, compounding such risk.  In addition, the Fund is permitted to make direct investments, including, without limitation, in single security positions.  It is possible for the Fund to have a portion of its assets concentrated in a single issuer or security, and thus be subject to a similar concentration risk.

Investment Strategies.  Certain of the Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Portfolio Funds' performance, risk levels, and/or market correlation.  There can be no assurance that any Manager will have success in achieving any goal related to such practices.  The Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

The success of a Manager's trading activities will depend on, among other things, the Manager's ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets.  Identification and exploitation of the investment strategies to be pursued by a Manager involves a high degree of uncertainty.  No assurance can be given that the Managers will be able to locate suitable investment opportunities in which to deploy all their capital.  A reduction in the volatility and pricing inefficiency of the markets in which a Manager may seek to invest, as well as other market factors, will reduce the scope for a Manager's investment strategies.

Risks Related to Strategic Transactions

This section discusses risks relating to the types of Strategic Transactions that are expected to be made by the Fund or by the Portfolio Funds.  It is possible that Portfolio Funds or the Fund will engage in a Strategic Transaction that is not described below, and any such Strategic Transaction will be subject to its own particular risks.  Furthermore, Strategic Transactions involve counterparty risk (i.e., the risk that the counterparty fails to fulfill its contractual obligations under the terms of the instrument) and such instrument may not perform in the manner expected by the counterparties, thereby resulting in greater loss or gain to the investor, which is described in more detail in "General Risks – Risks Related to Investment Strategy – Counterparty Risk."  For purposes of this discussion, risks related to the activities of the Advisors and the Fund should generally be interpreted to include the activities of Managers and Portfolio Funds, and risks related to the activities of the Managers and the Portfolio Funds should generally be interpreted to include the activities of the Advisors and the Fund.

General.  Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Contractual asymmetries and inefficiencies can also increase risk, such as break clauses, whereby a counterparty can terminate a transaction on the basis of a certain reduction in NAV of the Fund, incorrect collateral calls or delays in collateral recovery.  Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.  Successful use by the Fund of Strategic Transactions is subject to the Advisors' ability to predict correctly movements in the direction of the price of the underlying asset.

Strategic Transactions can be highly volatile and expose the Fund to a high risk of loss.  The low initial margin deposits normally required to establish a position in such instruments permit a high degree of leverage.  As a result, depending on the type of instrument, a relatively small movement in the price of a contract or the underlying securities may result in a profit or a loss which is high in proportion to the amount of funds actually placed as initial margin and may result in further loss exceeding any margin deposited.

In addition, Strategic Transactions will likely be highly illiquid.  Daily limits on price fluctuations and speculative position limits on exchanges may prevent prompt liquidation of positions resulting in potentially greater losses.  It is possible that the Fund will not be able to terminate a Strategic Transaction prior to its expiration date or that the penalties associated with such a termination might impact the performance of the Fund in a material adverse manner.

Some derivatives markets are, in general, relatively new markets and there are uncertainties as to how these markets will perform during periods of unusual price volatility or instability, market liquidity or credit distress.  For example, the swaps market is a relatively new market and is largely unregulated.  Documentation, clearance and settlement practices generally in the market have been the subject of regulatory and industry concerns and the Dodd-Frank Act seeks to impose a new regulatory structure on some derivatives markets, the swaps market in particular.  Many of the requirements of Title VII of the Dodd-Frank Act (the "Derivatives Title") remain to be specified by regulation, are currently working through the agency rulemaking process, and such requirements are not likely to be finalized for up to a year following enactment, or later, in some cases.  The new requirements of the Derivatives Title may increase the cost of certain hedging and other derivatives transactions; additionally, there may be market dislocations due to uncertainty during the extended regulatory implementation period.  There can be no assurance that these developments will not adversely affect the business and investment activities of the Advisors, the Managers and certain types of investment funds, including the Fund and the Portfolio Funds, by making certain trades and strategies employed by the Advisors and/or the Managers less profitable or advantageous or, in some cases, unfeasible.  In addition, the Advisors and/or the Managers may be subject to potential registration requirements or other additional responsibilities under the Derivatives Title, and may therefore incur increased cost in conducting the Fund's or the Portfolio Funds' strategies, which may adversely affect the performance of the Fund. See "General Risks – Risks Related to the Funds – The Dodd-Frank Act."

When the Fund uses Strategic Transactions as an investment instrument rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment.  Therefore, the Fund will be directly exposed to the risks of that derivative.  While derivatives used for hedging purposes can reduce or eliminate losses, such use can also reduce or eliminate gains.

Hedging Transactions.  The Fund may utilize financial instruments such as forward contracts, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

When engaging in a hedging transaction, the Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged.  Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.  The Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk.  It may not be possible for the Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Fund from the decline in value of the portfolio positions anticipated as a result of such change.  The Fund may also be restricted in its ability to effectively manage the portion of its assets that are segregated to cover its obligations.  In addition, it may not be possible to hedge at all against certain risks.

Option Transactions.  The Fund may engage in option transactions.  The purchase or sale of an option involves the payment or receipt of a premium payment by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other instrument for a specific price at a certain time or during a certain period.  Purchasing options involves the risk that the underlying instrument does not change price in the manner expected, so that the option expires worthless and the investor loses its premium.  Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security in excess of the premium payment received.  The writer of a covered call option also gives up the opportunity for gain on the underlying security above the exercise price of the call.  The writer of a call option that is not covered assumes the additional risk that it will be required to satisfy its obligation to the buyer of the call option by making an open-market purchase of the underlying securities on unfavorable terms.

Commodity and Financial Futures Contracts.  Although the Fund does not intend to invest directly in commodities, the Fund may invest in financial futures contracts and in options thereon.  The Fund may also be subject to risks related to a direct investment in commodities through its investments in Portfolio Funds.  Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading and because a high degree of leverage is typical of a futures trading account.  As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor.  In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the "daily limit."  Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Fund is willing to effect trades at or within the limit, which may hinder the ability of the Fund to trade.

The profitability of such an investment depends on the ability of the Advisors to analyze correctly the commodity markets, which are influenced by, among other things, changing supply and demand relationships, weather, changes in interest rates, trade policies, world political and economic events, and other unforeseen events.  Such events could result in large market movements and volatile market conditions and create the risk of significant loss.  A variety of possible actions by various government agencies can also inhibit profitability or can result in loss.  In addition, activities by the major power producers can have a profound effect on spot prices which can, in turn, substantially affect derivative prices, as well as the liquidity of such markets.  Moreover, investments in commodity and financial futures and options contracts involve additional risks including, without limitation, leverage (margin is usually only 5%-15% of the face value of the contract and exposure can be nearly unlimited).  The CFTC and futures exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in particular commodity or financial futures contracts.  All of the positions held by all accounts owned or controlled by the Fund will be aggregated for the purposes of determining compliance with position limits.  It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits.  Such modification or liquidation, if required, could adversely affect the operations and profitability of the Fund.

Futures Transactions.  The Fund may invest in commodity futures contracts and in options thereon in a variety of countries and on a variety of exchanges including those in less established markets.  This is the case even if the exchange is formally "linked" to a more established exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange.  The activities of such exchanges, including the execution, delivery and clearing of transactions on such an exchange may be subject to a lesser degree of control and enforcement than more established markets.  Moreover, such laws or regulations will vary depending on the country in which the transaction occurs.  In addition, funds received from the Fund to margin futures transactions may not be provided the same protections as funds received to margin futures transactions on established exchanges.

The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors.  Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Advisors would otherwise recommend, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Fund.

Failure of Futures Commission Merchants.  Under the U.S. Commodity Exchange Act, futures commission merchants are required to maintain customers' assets in a segregated account.  Such requirements may also be found in other jurisdictions in which Portfolio Funds are organized.  To the extent that the Fund engages in futures and options contract trading and the futures commission merchants with whom the Fund maintains accounts fail to so segregate the assets of the Fund, the Fund will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants.  In certain circumstances, the Fund might be able to recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to customers of a bankrupt futures commission merchant.

Forward Contracts.  The Fund may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract.  The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns).  Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific instrument at a future date at a specified price.  Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Advisors anticipate purchasing or selling a foreign security.  For example, this technique would allow the Fund to "lock in" the U.S. dollar price of the security for the Fund.  Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities.  Forward contracts may also be used for non-hedging purposes to pursue the Fund's investment objective, such as when the Advisors anticipate that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's portfolio.  There is no requirement that the Fund hedge all or any portion of their exposure to foreign currency risks.

Swap Agreements.  The Fund may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements.  The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index.

Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's portfolio.

Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.  If a swap agreement calls for payments by the Fund, it must be prepared to make such payments when due.  In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Fund.  In addition, swap agreements may be subject to new or increased government regulation as discussed in "General Risks – Risks Related to the Fund – The Dodd-Frank Act" and "General Risks – Risks Related to Strategic Transactions – General" and the effects of such regulation cannot be predicted.

Synthetic Participation in a Portfolio Fund.  The Advisors may utilize Strategic Transactions to replicate, modify or replace the economic attributes associated with Portfolio Funds.  The Fund may be exposed to additional risks if the Advisors use Strategic Transactions as a means to implement synthetically the Fund's investment strategies with respect to Portfolio Funds.  If the Fund enters into a Strategic Transaction whereby it agrees to receive the return of a Portfolio Fund, it typically will contract to receive such returns for a predetermined period of time.  During such period, the Fund may not have the ability to increase or decrease its exposure.  In addition, such Strategic Transactions will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such Strategic Transactions prior to their expiration date or that the penalties associated with such a termination might impact the Fund's performance in a materially adverse manner.  Furthermore, Strategic Transactions typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events.  Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty.  If a termination were to occur, the Fund's returns could be adversely affected as they would lose the benefit of the indirect exposure to the reference securities, and they may incur significant termination expenses.

In the event the Fund seeks to participate in a Portfolio Fund through the use of such Strategic Transactions, the Fund would not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Portfolio Fund.  Accordingly, the Fund would not participate in matters submitted to a vote of the investors in such Portfolio Fund.  In addition, the Fund would not receive all of the information and investor reports that the Fund would receive in connection with a direct investment in the Portfolio Fund.  Further, the Fund would pay the counterparty to any such Strategic Transaction structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund.  Finally, certain tax aspects of such customized derivative instruments are uncertain and, if the Fund's tax treatment of such instruments is challenged successfully by tax or other regulatory authorities in the applicable country or jurisdiction, a Member's return could be adversely affected.  The Fund has not obtained any opinion or other advice with respect to tax consequences in the United States or any other jurisdiction relating to the Fund or an investment therein with respect to such Strategic Transactions.

Structured Securities.  The Fund may invest in structured securities including CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products.   Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a "Reference") or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference.  Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.  Recent market conditions have magnified the risks related to an investment in structured securities, including greater volatility, increased lack of liquidity and significant losses in value.  The Advisor may not be able to accurately predict the value of structured securities or the direction of the structured securities market, resulting in losses to the Fund.

Certain structured products may be thinly traded or have a limited trading market.  CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in CBOs, CLOs and CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.  In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including, but not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk.  Where the Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

When-Issued and Forward Commitment Securities.  The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis for hedging or speculative purposes.  These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily at least one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund.  When-issued securities and forward commitments may be sold prior to the settlement date.  If the Fund disposes of its right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

Off-Exchange Transactions.  Certain Strategic Transactions, such as spot and forward contracts and options thereon may not be traded on any exchange ("off-exchange transactions"), and banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The Fund may enter into such off-exchange transactions.  Off-exchange transactions are not regulated, and contracts related to such off-exchange transactions are not guaranteed by an exchange or clearing house.  Consequently, trading in these contracts is subject to more risks than futures or options trading on regulated exchanges, including, but not limited to, the risk that a counterparty will default on an obligation.  The counterparties will typically not be required to post collateral.  Off-exchange transactions are also subject to legal risks, such as the legal incapacity of a counterparty to enter into a particular contract or the declaration of a class of contracts as being illegal or unenforceable.

Legal or Regulatory Risks.  Strategic Transactions may be subject to additional legal or regulatory risks, including changing applicable laws and regulations, developing or differing interpretations of such laws and regulations, and increased scrutiny by regulators and law enforcement authorities.  The regulatory and tax environment for derivative and related instruments is evolving and may be subject to government or judicial action which may adversely affect the value of investments held by the Fund.  The effect of any future regulatory or tax change on the Fund is impossible to predict but could be substantial and adverse.

Limits of Risk Disclosure

The above discussion relates to various risks associated with the Fund, the Units, the Investment Strategy, Portfolio Funds and Strategic Transactions and is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund.  Prospective investors should read this entire Prospectus, subscription agreement and the LLC Agreement and should consult with their own advisors before deciding whether to invest in the Fund.  In addition, as the Fund's investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

The financial markets continue to evolve and financial products continue to be developed.  The Fund reserves the right to invest in new financial products as they are developed or become more widely accepted.  As with any new financial product, these products will entail risks, including risks to which the Fund currently is not subject.

MANAGEMENT OF THE FUND

Advisor and Sub-Advisor

BlackRock Advisors, LLC (the "Advisor") is the investment advisor for the Fund.  BlackRock Financial Management, Inc. (the "Sub-Advisor," together with the Advisor, the "Advisors"), is the sub-advisor for the Fund.  The Advisors manage the Fund's portfolio investments and its business operations subject to the oversight of the Fund's Board of Directors.  While the Advisors are ultimately responsible for the management of the Fund, they are able to draw upon the trading, research and expertise of their asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor, located at 55 East 52 Street, New York, New York 10055, are wholly-owned subsidiaries of BlackRock.  BlackRock is one of the world's largest publicly-traded investment management firms.  As of December 31, 2010, BlackRock's assets under management were approximately $3.561 trillion, including approximately $110 billion in alternative assets.  BlackRock has over 20 years of experience managing closed-end products and, as of December 31, 2010, advised a registered closed-end family of 94 exchange-listed active funds with approximately $39.1 billion in assets.  In addition, BlackRock advised 3 non-exchange-listed closed-end funds with approximately $792 million in assets.

BlackRock offers products that span the risk spectrum to meet clients' needs, including active, enhanced and index strategies across markets and asset classes.  Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles.  BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of December 31, 2010, the firm has approximately 9,100 employees in 25 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Investment Management Agreements and Sub-Investment Advisory Agreements

[To Come By Amendment]

Matters Considered by the Board

A discussion regarding the basis for the approval by the Fund's Board, including the Independent Directors, of its Investment Management Agreement and its Sub-Investment Advisory Agreement will be available in the Fund's first report sent to Members.

Directors and Officers

[To Come By Amendment]

Share Ownership

Name of Director	Dollar Range of Equity Securities in the Fund(*)	Aggregate Dollar Range of Equity Securities Overseen by Directors in the Family of Registered Investment Companies
Independent Directors

Interested Directors

*
As of December 31, 2010.  The directors could not own shares in the Fund as of this date because the Fund had not yet begun investment operations.  The term "Family of Registered Investment Companies" refers to all registered investment companies advised by the Advisors or an affiliate thereof.

Compensation of Directors

[To Come By Amendment]

Independent Director Ownership of Securities

As of [          ], 2011, the Independent Directors (and their respective immediate family members) did not beneficially own securities of the Advisors or the Distributor, or an entity controlling, controlled by or under common control with the Advisors or the Distributor (not including registered investment companies).

As of [           ], 2011, as a group, Directors and officers owned less than 1% of the outstanding Units in the Fund because the Fund is commencing its offering coincident with the date of this Prospectus.

Information Pertaining to the Officers

[To Come By Amendment]

Principal Owners of Units

Prior to the public offering of the Units, an affiliate of the Advisor purchased Units from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering.  As of the date of this Prospectus, this affiliate of the Advisor owned 100% of the Fund's outstanding Units and therefore may be deemed to control the Fund until such time as it owns less than 25% of the Fund's outstanding Units.

An affiliate of the Advisor intends to purchase a significant amount of Units in connection with the initial closing and therefore may own a significant percentage of the Fund's outstanding Units after the initial closing and for the foreseeable future.  This ownership will fluctuate as other investors subscribe for Units and the Fund repurchases Units in connection with tenders.  Depending on the size of this ownership at any given point in time, it is expected that an affiliate of the Advisor will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of investors.

Proxy Voting Policies

The Board may delegate the voting of proxies for the Fund's portfolio securities to the Advisors pursuant to the Advisors' proxy voting guidelines.

BAA has policies and procedures related to the voting of proxies on behalf of the Fund and other funds that are its clients (the "Proxy Policies and Procedures").  A summary of these policies and procedures is set forth below.

When voting proxies for the Fund, the Advisor's primary objective is to make voting decisions solely in the best interests of the Fund.  In fulfilling its obligations to the Fund, the Advisor will act in a manner which is intended to enhance the economic value of the underlying investments held by the Fund.  Thus, this process may include a cost-benefit analysis to determine whether the voting of a proxy on behalf of the Fund is in the Fund's best interest.  In addition, the Advisor will take steps to avoid material conflicts of interests between the interests of the Advisor and its affiliates on the one hand and the interests of the Fund and its other clients on the other and its Proxy Policies and Procedures include provisions to address potential conflicts of interest that may arise in the course of voting proxies.

The Proxy Policies and Procedures are implemented by and operate under the general supervision of the BAA Investment Committee.  The Advisor's Investment Operations Department coordinates the procedural aspects of the Proxy Policies and Procedures, including the communication of votes to third parties and the maintenance of all supporting documentation.  BAA has established general voting guidelines, as well as procedures for identifying "exception" cases, including those for which a potential conflict of interest or unique circumstances exist.  Such exception cases will be referred on a case-by-case basis for consideration and voting recommendation by the relevant portfolio manager, the BAA Investment Committee or the Advisor's Legal Department, as deemed appropriate.  A portfolio manager may also recommend against the generally applicable voting procedure in a particular instance.  In both cases, the BAA Investment Committee will review recommended proxy votes prior to voting.  It is possible that Managers may take different positions with respect to a proxy vote.

A copy of the Advisors' proxy voting policy is attached as Appendix A to this Prospectus.  Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (i) by calling [         ] and (ii) on the SEC's website at http://www.sec.gov.

Portfolio Managers

The Fund's portfolio managers have full discretionary authority over investing the Fund's portfolio, including, discretion with respect to allocations to the Portfolio Funds, including through rebalancing the Fund's allocations to Portfolio Funds.  BlackRock Alternative Advisors (previously defined as "BAA"), a business unit representing the hedge fund solutions platform for BlackRock, Inc., the ultimate parent of the Advisor, has established an investment committee (previously defined as the "BAA Investment Committee") consisting of senior personnel of BAA.  Generally, the BAA Investment Committee establishes investment policies for BAA, provides general oversight of BAA's portfolio managers, including the Fund's portfolio managers and approves investments in Portfolio Funds and other instruments recommended by the Fund's portfolio managers.

The Fund has two portfolio managers.  Mr. Edward Rzeszowski and Mr. Nicholas Sideratos are each responsible for the Fund's day-to-day portfolio management.   Mr. Rzeszowski acts as the Fund's lead portfolio manager.

Edward Rzeszowski, Managing Director, is a member of the Absolute Return Strategies Manager Research group within BAA. He is a portfolio manager and responsible for overseeing the sourcing, performance of due diligence on and monitoring of hedge fund managers.

Mr. Rzeszowski's service with the firm dates back to 1995, including his time with Merrill Lynch Investment Managers ("MLIM"), which merged with BlackRock in 2006. At MLIM, Mr. Rzeszowski was a Senior Hedge Fund Analyst and Portfolio Manager for the Global Horizons product. Prior to joining MLIM in 1995, Mr. Rzeszowski was responsible for the consolidation of managed futures risks at OMR Systems Corporation.

Mr. Rzeszowski earned a BA degree in economics and finance from the University of Pittsburgh in 1993.

Nicholas Sideratos, CFA, Managing Director, is a member of the Absolute Return Strategies Manager Research group within BlackRock Alternative Advisors. Mr. Sideratos is a portfolio manager and is responsible for overseeing the sourcing, performance of due diligence on and monitoring of hedge fund managers.

Mr. Sideratos' service with the firm dates back to 1999, including his years with Quellos Group, LLC, which was acquired by BlackRock in 2007. At Quellos, he was most recently a Principal focused on portfolio management and investment manager research. From 1994 to 1998, Mr. Sideratos was an analyst at CIBC Oppenheimer & Co., focusing on alternative investment strategies for US pensions, endowments, offshore institutions and high net worth families. From 1991 to 1994, Mr. Sideratos was an analyst with Barclays de Zoete Wedd Securities Inc. ("BZW") before transferring to its parent, Barclays Bank PLC. At BZW, he was in the Institutional Credit area, where he evaluated and set credit limits for the firm's sales and trading counterparties. At Barclays Bank, Mr. Sideratos focused on foreign exchange and new product development.

Mr. Sideratos earned a BBA degree cum laude with a concentration in finance and general accounting in 1992 and an MBA degree in financial management in 1996, both from Pace University.

The following table sets forth information about funds and accounts other than the Funds for which Ed Rzeszowski, the Fund's portfolio managers, are jointly and primarily responsible for the day-to-day portfolio management as of December 31, 2010:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ed Rzeszowski
Nicholas Sideratos

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another.

BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that seek to result in all client accounts being treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  The portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund or, subject to the Fund's code of ethics, may own interests in certain Portfolio Funds in which the Funds may invest.  In this connection, it should be noted that Messrs. Rzeszowski and Sideratos currently manage certain accounts that are subject to performance fees.  In addition, the portfolio managers may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

 As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  These policies also seek to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

 BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the Fund's portfolio managers, such benchmarks for the Fund include the HFRI Fund of Funds Composite Index.

BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan ("LTIP") — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.  Messrs. Rzeszowski and Sideratos have been granted awards under the LTIP.

 Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.  Messrs. Rzeszowski and Sideratos have participated in the deferred compensation program.

 Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, BlackRock portfolio managers may be eligible to receive or participate in one or more of the following:

 Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan ("RSP"), and the BlackRock Employee Stock Purchase Plan ("ESPP"). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Messrs. Rzeszowski and Sideratos are eligible to participate in these plans.

Securities Ownership of the Portfolio Managers

The Fund is a newly-organized investment company.  Accordingly, as of the date of this Prospectus, the portfolio managers did not beneficially own any securities issued by the Fund.

PLAN OF DISTRIBUTION

The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with [              ] (the "Distributor"), located at [                 ], to provide for distribution of the Units on a reasonable efforts basis, subject to various conditions.  The Distributor may enter into selling agreements with various brokers and dealers ("financial intermediaries") that have agreed to participate in the distribution of the Units and are members of FINRA.  The Fund may in the future engage additional distributors but currently has no immediate plan to do so.

Generally, Units will be continuously offered on monthly basis at a price equal to their then current NAV per Unit, plus a sales load.  Financial intermediaries may waive the sales load for their customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary.  The minimum required initial investment by each investor is $50,000, and the minimum subsequent investment is $10,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  The Fund, in its sole discretion, may accept investments below these minimums.  A financial intermediary may establish higher minimum investment requirements than the Fund.  The initial closing for purchases of Units is anticipated to be on or about [ ], 2011, but may be changed by the Fund in its sole discretion.  It is the obligation of financial intermediaries to transmit orders received by them to the Distributor so they will be received in a timely manner.

The Distributor currently has the exclusive right to distribute Units through financial intermediaries.  While the Distributor is currently the Fund's exclusive distributor, as discussed above the Fund may engage additional distributions at any time in the future.  The Distributor's obligation is an agency or "reasonable efforts" arrangement under which neither the Distributor nor any financial intermediary is required to purchase any Units.  Units may be purchased only through a financial intermediary.

The Fund, acting through the Distributor and the Administrator, will have the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part.  The offering may be terminated by the Fund or the Distributor at any time.

No market currently exists for the Units.  The Units will not be listed on any national securities exchange, and the Fund does not anticipate that a secondary market will develop for the Units.  None of the Fund, the Advisors, the Distributor or the financial intermediaries intends to make a market in the Units.

Financial intermediaries that sell Units may impose fees, terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions imposed by the Fund.  In this connection, a financial intermediary may charge a sales load of up to [        ]% of the purchase price of the Units.  Financial intermediaries may waive the sales load for their customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary.  No portion of the sales load will be paid to the Distributor.  The Fund will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the Units.  Current officers, trustees, directors or employees of the Fund, BlackRock and [                 ] will be eligible to purchase Units at NAV without a sales load due to the minimal sales expenses associated with sales to these individuals.

The Fund will, out of its own assets, pay the Distributor for providing distribution services an annual amount equal to [0.75]% of the average month-end NAV of the Units owned by the financial intermediary's customers (the "Trail Fee"). The Trail Fee is paid to the Distributor and/or financial intermediaries as compensation for assisting with the sale of the Fund's Units.  In addition, the Advisors or their affiliates may pay, out of their own assets, additional compensation to financial intermediaries in connection with the placement of Units or the servicing of Member accounts.

The Fund intends to seek exemptive relief from the SEC to offer classes of Units with terms different from those described herein.  The fees and expenses of such future classes (apart from the management fee) may vary from the initial Units offered and will be offered under a revised prospectus if and when any such relief is obtained.

In addition, the Distributor will provide ongoing investor services to investors in the Fund either directly or through financial intermediaries.  These investor services may include, but are not limited to: (i) handling inquiries from investors regarding the Fund, including but not limited to questions concerning their investments in the Fund, capital account balances, tender offers and reports and tax information provided by the Fund; (ii) assisting in the enhancement of communications between investors and the Fund; (iii) assisting in the establishment and maintenance of investors' accounts with the Fund and maintaining related records; (iv) receiving, aggregating and processing purchase and repurchase transactions; (v) assisting in the preparation of reports and transaction statements to investors;  (vi) providing sub-accounting services for Units held beneficially; (vii) forwarding reports of the Fund and other information to investors; (viii) receiving, tabulating and transmitting proxies; and (ix) providing such other information and investor services as may be reasonably requested by the Fund.

The Distributor will generally pay substantially all of the Trail Fee to financial intermediaries; provided, however, that the Distributor may retain all or a portion of the Trail Fee in certain instances, such as when financial intermediaries instruct it not to pay such fees or in other instances.  The amounts of any such payments may vary among the financial intermediaries. The Trail Fee will be paid quarterly in arrears.  The Trail Fee may be significant in amount and the prospect of receiving such compensation may provide the recipient of the compensation or their representatives and employees with an incentive to favor sales or retention of Units over other investment options.

The initial sales commission of up to [        ]% charged by financial intermediaries and the Trail Fee will not, in the aggregate, exceed 8.0% of the aggregate gross offering proceeds from the sale of Units.

Financial intermediaries that are members of FINRA may not accept any compensation in connection with the Fund's Units that exceeds the underwriting compensation limit set by FINRA.

The Fund has agreed to indemnify the Distributor and hold the Distributor harmless against, or contribute to losses arising out of, certain liabilities, including liabilities under the 1933 Act, except for any liability to the Fund or its investors to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties under its agreement with the Fund.

ADMINISTRATION, ACCOUNTING AND INVESTOR SERVICES AGREEMENTS

The Fund has retained [       ], whose principal business address is [      ], to provide certain administrative, accounting, transfer agency and investor services to the Fund (the "Administration Agreement").  Under the terms of the Fund's Administration Agreements, [       ], is responsible, directly or through its agents, for, among other things: reconciling cash and investment balances with the Fund's custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Fund's NAV; preparing the Fund's Statement of Assets and Liabilities and Statement of Operations; preparing the Fund's annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Units; arranging for the calculation of the issue and repurchase price of Units; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Members' respective capital accounts; and issuing reports and transaction statements to Members.

Pursuant to the Administration Agreement, [       ] will provide certain investor services to the Fund, including: maintaining the register of the Members and enter on such register all issues, transfers and repurchases of interests in the Fund; arranging for the calculation of the issue and repurchase prices of interests in the Fund in accordance with its controlling document; preparing promissory notes promptly after the close of the tender period; preparing tender offer notices and performing all work associated with tender offers; and issuing reports and transaction statements to Members.  [       ] is paid a monthly fee at the annual rate of [   ] % for these and other services it provides to the Fund.

The Administration Agreement may be terminated by either party, subject to the notice and other provisions set forth in such agreement.

CUSTODIAN

[       ], a [               ] under the laws of [             ], serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board.  Assets of the Fund are not held by the Advisors or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account.  The Custodian's principal business address is [                 ].

The Custodian nets the Fund's daily positive and negative cash balances and calculates a credit ("custody credit") or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund's fiscal year will not expire. Net debits at the end of a given month are added to the Fund's custody bill and paid by the Fund.

ESCROW AGENT

[       ] serves as Escrow Agent with respect to subscriptions received from prospective investors in advance of dates when Units may be subscribed for and monies may be transmitted to the Fund.  The Escrow Agent's principal business address is [                 ].

FUND EXPENSES

The Fund will bear its organization expenses prior to the completion of this offering.  The Fund will amortize its offering costs (other than distribution fees) over a 12-month period.

The Fund pays all of its expenses other than those that the Advisors or an affiliate of the Advisors assumes, if any.  The expenses of the Fund include, but are not limited to, all fees and expenses related to portfolio transactions and positions made in Portfolio Funds, including Portfolio Fund fees and expenses, and enforcing rights in respect of such investments; the investment management fee payable to the Advisor and the fee payable to the Administrator; brokerage commissions; interest and fees on any borrowings; Directors' fees; directors' and officers' insurance; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with tender offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund, all costs and charges for equipment or services used in communicating information regarding any of the Fund's transactions between either of the Advisors and the Custodian (or other agent engaged by the Fund); bank services fees; expenses of preparing, printing, and distributing copies of this Prospectus, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members' meetings; expenses of corporate data processing and related services; Member recordkeeping and Member account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the Independent Directors; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund may need to sell portfolio securities to pay fees and expenses, which could affect investment returns to Members of the Fund.

The Advisors bear all of their expenses and their own costs incurred in providing investment management services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Funds.  In addition, the Advisors are responsible for the payment of the compensation and expenses of those Directors and officers of the Fund affiliated with the Advisors, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund's organizational expenses and offering costs were initially borne by the Advisors or an affiliate.  The Fund's organization expenses were approximately $[       ].

The Portfolio Funds will bear various fees and expenses in connection with their operations.  These fees and expenses are similar to those incurred by the Fund.  In addition, the Portfolio Funds will pay asset-based fees to their Managers and generally will pay performance-based fees on allocations to their Managers, which effectively reduce the investment returns of the Portfolio Funds.  These expenses, fees, and allocations are in addition to those incurred by the Fund itself and may be significant.  As an investor in the Portfolio Funds, the Fund will indirectly bear a portion of the expenses and fees of the Portfolio Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund

The Advisors are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  The Fund will principally purchase interests in Portfolio Funds directly from the Portfolio Funds or through a placement agent.  Such purchases by the Fund may be, but are generally not, subject to transaction expenses.  Nevertheless, the Fund anticipates that some of its transactions in securities of Portfolio Funds may be subject to expenses.  The Fund may purchase equity securities on a stock exchange effected through brokers who charge a commission for their services.  The Fund may also invest in securities that are traded principally in the over the-counter market.  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer.  Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s).  The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.  Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisors may, consistent with the interests of the Fund, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and their other clients.  Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisors' investment decision-making processes in order for such research, statistical and/or pricing services to be considered by the Advisors in selecting a broker.  These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e).  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisors under their respective contracts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisors determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisors to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The advisory fees that the Fund pays to the Advisors will not be reduced as a consequence of the Advisors' receipt of brokerage and research services.  To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined.  Such services generally would be useful and of value to the Advisors in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisors in carrying out their obligations to the Fund.  While such services are not expected to reduce the expenses of the Advisors, the Advisors would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs.  Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

Other BlackRock Funds may own, from time to time, some of the same investments as the Fund.  Investment decisions for the Fund are generally made independently from those of Other BlackRock Funds; however, from time to time, the same investment decision may be made for multiple Other BlackRock Funds.

When two or more Other BlackRock Funds seek to purchase or sell the same Portfolio Funds, the Advisors will seek to allocate investment opportunities and dispositions fairly over time among the Fund and the Other BlackRock Funds.  The Fund's specific portfolio composition will be influenced by a number of factors, including, but not limited to, the Fund's investment guidelines, the Fund's specific terms and conditions and the investment judgment of the portfolio managers.  The Advisors manage Other BlackRock Funds with investment mandates that may overlap or conflict with the investment strategies pursued by the Fund, as both the Fund and the Other BlackRock Funds may be eligible to participate in the same investment opportunities.  Additionally, interests in Portfolio Funds are generally offered in private offerings and it is not uncommon for Portfolio Funds to become closed or limited with respect to new investments due to size constraints or other considerations.  Moreover, the

Fund or the Other BlackRock Funds may not be eligible or appropriate investors in all potential Portfolio Funds.  As a result of these and other factors, the Fund may be precluded from making a specific investment or may, subject to applicable law, reallocate existing Portfolio Funds among the Other BlackRock Funds.  These decisions will be made by the Advisor taking into consideration the respective diversification guidelines, investment objectives, existing investments, liquidity, contractual commitments or regulatory obligations and other considerations applicable to the Fund and the Other BlackRock Funds.  However, there likely will be circumstances where the Fund is unable to participate, in whole or in part, in certain investments to the extent it would participate absent allocation of an investment opportunity among the Fund and Other BlackRock Funds, including as a result of the 1940 Act's prohibitions against affiliated transactions.  In addition, it is likely that the Fund's portfolio and those of Other BlackRock Funds will have differences in the specific Portfolio Funds held in their portfolios even when their investment objectives are the same or similar. These and other distinctions will result in differences in portfolio performance between the Fund and the Other BlackRock Funds.

When two or more Other BlackRock Funds seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the Other BlackRock Funds on a good faith equitable basis, usually on a pro rata basis, by the Advisors in their discretion in accordance with the Other BlackRock Funds' various investment objectives.  Such allocations are based upon the written procedures of the Advisors, which have been reviewed and approved by the Board.  In some cases, this system may adversely affect the price or size of the position obtainable for the Fund.  In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund.  It is the opinion of the Board that this advantage, when combined with the other benefits available due to the Advisors' organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Advisors and their affiliates manage investments for clients from offices located around the world.  As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets throughout the day, resulting in transactions in the same security being effected at different prices over a 24-hour period.

The annual portfolio turnover rate of the Fund may be greater than 100%.  Although, because it is difficult to accurately predict portfolio turnover rates, actual turnover may be lower than 100%.  Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

The Portfolio Funds

The Portfolio Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund's investment in the Portfolio Funds.  Because the investment program of certain of the Portfolio Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Portfolio Funds' investments may be substantially greater than the turnover rates of other types of investment vehicles.  In addition, the order execution practices of the Portfolio Funds may not be transparent to the Fund.  Each Portfolio Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage.  The Advisors will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Managers.  The Advisors expect that the Managers will generally select broker-dealers to effect transactions on behalf of their respective Portfolio Fund substantially in the manner set forth below.

It is anticipated that Managers will seek reasonably competitive commission rates.  However, Portfolio Funds will not necessarily pay the lowest commission available on each transaction and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund.  Portfolio Funds may not be subject to the same regulatory restrictions on principal and agency transactions.  It is anticipated that some Portfolio Funds may effect principal or agency transactions through affiliates of the Fund.  The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Portfolio Funds.

No guarantee or assurance can be made that Portfolio Funds' brokerage transaction practices will be transparent or that the Portfolio Funds will establish, adhere to, or comply with their stated practices.  However, as the Portfolio Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Funds' Managers or their affiliates rather than the Portfolio Funds.

VOTING

Except to the extent otherwise provided in the Fund's LLC Agreement, each owner of one or more Units shall be entitled to cast at any meeting of Members called by the (i) majority of the Board or (ii) Members holding at least 51% of the total number of votes eligible to be cast by all Members a number of votes equal to the number of Units owned by such person.  Members will be entitled to vote on any matter on which stockholders of a registered investment company organized as a corporation would be entitled to vote, including the selection of Directors and the approval of the Investment Management Agreement.  Notwithstanding their ability to exercise their voting privileges, Members are not entitled to participate in the management or control of the Fund's business and may not act for or bind the Fund.  The Fund does not intend to hold annual meetings of Members, except to the extent required by the 1940 Act.

CONFLICTS OF INTEREST

The Bank of America Corporation ("BAC"), though its subsidiary Merrill Lynch and Co., Inc. ("Merrill Lynch"), Barclays PLC ("Barclays") and The PNC Financial Services Group, Inc. ("PNC") each have a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of BAC, Merrill Lynch and their affiliates (collectively, the "BAC Entities") and Barclays and its affiliates (collectively, the "Barclays Entities") (BAC Entities and Barclays Entities, collectively, the "BAC/Barclays Entities"), with respect to the Fund and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a the Fund may invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund.  In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund.  The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by the Fund.  The Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund.  The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund's creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Management of the Fund – Proxy Voting Policies."

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio.

It is possible that the Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. The Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit the Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors.  While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "Calculation of Net Asset Value", when market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable or when values of Portfolio Funds provided by Managers are believed by BlackRock to be unreliable, the Fund's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Fund's Board of Directors. When determining an asset's "fair value," BlackRock seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Distributor and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.  The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, in certain futures and derivative transactions, and to comply with certain provisions of the 1940 Act that prohibit affiliated transactions there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.  These limitations may cause the Fund to invest in different portfolios than other BlackRock funds which may result in the Fund investing on less advantageous terms that such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Fund. This is because the custody arrangements with the Custodian may have the effect of reducing custody fees when the Fund leaves cash balances uninvested. When the Fund's actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for a Fund with an expense cap in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock's portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

ADDITIONAL CONFLICTS OF INTEREST RELATING TO BAA

In addition to the conflicts listed above, the following conflicts specific to BAA may arise by virtue of the business activities of BAA.

BAA spends substantial time and attention on other business activities, including other clients for which it provides investment management or investment advisory services. The terms related to these other clients may differ materially from those applicable to an investment in the Units, even though certain of these other clients pursue a similar, identical or overlapping investment objective and strategy as the Fund.

The business activities of BAA may give rise to direct or indirect interaction between or among the BAA, the Fund, Managers, Portfolio Funds, other clients and/or any of their respective affiliates, officers, directors, shareholders, members, partners or employees. BAA may recommend, facilitate or otherwise assist with various investment or other business activities on behalf of such parties and may receive separate compensation for such activities.  No fees or other compensation payable by the Fund or the unitholders will be reduced by such separate compensation.  Any such interaction or activities may involve potentially material conflicts of interest. Moreover, it is possible that BAA may face, in certain circumstances, competing fiduciary and regulatory duties it owes to the Fund and other clients.  BAA undertakes to resolve such conflicts of interest in a fair and equitable manner, which resolution may not necessarily maximize the benefit to the Fund.

Employees of BAA may, from time to time, become members of advisory committees, boards of directors or similar formal and informal advisory or governance bodies to Portfolio Funds. Matters referred to those advisory boards may include a number of subjects, such as conflicts of interests involving the Portfolio Fund’s management, investment, pricing and other investment-related policies and general sharing of investment and market information or ideas. BAA believes that participation on these bodies provides an opportunity to better understand the relevant Portfolio Fund and its management. But it is also possible that participation on these bodies could require or result in limitations on the investment decisions of the Fund, including as a result of the application of various restrictions contained in the 1940 Act. For example, knowledge of material information not generally known to investors could limit redemptions by the Fund or may limit the Fund’s ability to buy or sell investments in Portfolio Funds. Additionally, serving in such capacities could result in the Portfolio Fund being deemed an "affiliated person" of the Fund under the 1940 Act, thus giving rise to restrictions on various types of transactions between the Fund and the Portfolio Fund, including restrictions on the Fund's purchase and redemption of units in the Portfolio Fund. When considering whether to participate on a particular body, BAA will balance the known and expected positive and negative aspects of such participation and determine whether to participate on that basis.

In addition, BAA has, and in the future may develop, business relationships that are independent of the investment management services provided to the Fund. These may include, but are not limited to, lending, depository, brokerage, risk management, investment advisory, security distribution or banking relationships with counterparties to transactions with the Fund or third parties that also provide investment management or other services to the Fund, including Portfolio Funds and Managers.

Affiliates of BAA may provide other services or advice to third parties that invest in Portfolio Funds, in which case the scope of advice or services and any related compensation to such BAA affiliates will be specified in separate agreements.  In connection with investments by third parties in Custom Funds, BAA or an affiliate may provide services for a fee to those third parties or may otherwise be positioned differently with respect to such third parties, which may create conflicts for BAA.  No fees or other compensation payable to the Advisors by the Fund or the Members will be reduced by payment of such fees.

In circumstances in which a Member invests in the Fund in connection with asset allocation or other investment advice received from BAA or one of its affiliates (the “Allocation Advisor”) the investment advice to the Member with respect to the Fund will be governed by an agreement negotiated between the Member and the Allocation Advisor and may include the payment of investment management or performance fees in addition to those charged in connection with an investment in the Fund. The decision by the Allocation Advisor to select or recommend a fund managed by an affiliated investment manager, including the Fund, may present a potential conflict of interest.

CONFLICTS OF INTEREST RELATING TO THE MANAGERS

The Advisors anticipate that each Manager will consider participation by the applicable Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Manager for other portfolio funds and accounts managed by the Manager ("Manager Accounts") that pursue investment programs similar to that of the applicable Portfolio Fund or the Fund.  However, there can be no guarantee or assurance that a Manager will follow such practices or that a Manager will adhere to, and comply with, its stated practices, if any.  In addition, circumstances may arise under which a Manager will cause its Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Manager will commit assets of the Portfolio Fund.  Circumstances may also arise under which a Manager will consider participation by its Manager Accounts in investment opportunities in which the Manager intends not to invest on behalf of the Portfolio Fund, or vice versa.

Situations may occur where the Fund could be disadvantaged by investment activities conducted by the Manager for the Manager Accounts.  These situations may arise as a result of, among other things: (i) legal restrictions on the combined size of positions that may be taken by Portfolio Funds in which the Fund and/or Manager Accounts participate (collectively, "Co-Investors" and, individually, a "Co-Investor"), limiting the size of the Portfolio Fund's position; (ii) legal prohibitions on the Co-Investors' participating in the same instruments; (iii) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (iv) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

A Manager may from time to time cause Portfolio Funds to effect certain principal transactions in securities with one or more Manager Accounts, subject to certain conditions.  For example, these transactions may be made in circumstances in which the Manager determined it was appropriate for the Portfolio Fund to purchase and a Manager Account to sell, or the Portfolio Fund to sell and the Manager Account to purchase, the same security or instrument on the same day.

Each Manager, its affiliates and their principals, partners, directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Portfolio Funds, and may have conflicts of interest with respect to investments made on behalf of Portfolio Funds in which the Fund participates.  As a result of different trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, employees and affiliates of the Manager that are the same as, different from or made at different times than positions taken for the Portfolio Fund in which the Fund participates.  Future investment activities of the Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Fund and its Members.

Managers or their affiliates may from time to time provide investment advisory or other services to private portfolio funds and other entities or accounts managed by the Manager or its affiliates.  In addition, Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Manager) may provide to one or more Manager Accounts.

CODES OF ETHICS

The Fund, the Advisor, the Sub-Advisor and the Distributor have adopted a code of ethics (the "Code of Ethics") in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.  Each Code of Ethics establishes procedures for personal investing and restricts certain transactions.  Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of Portfolio Funds that may be purchased or held by the Fund.  The Codes of Ethics are available on the EDGAR Database on the SEC's website at www.sec.gov.  In addition, the Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

ELIGIBLE INVESTORS

Each prospective investor will be required to complete the Fund's subscription agreement ("Subscription Agreement") and satisfy the investor eligibility standards set forth therein in order to be permitted to invest in the Fund.

An investment in the Fund involves risks and it is possible that an investor may lose some or all of its investment.  In addition, an investment in the Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Fund to meet their foreseeable liquidity needs.  Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs.  See "General Risks."  Short-term investors and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Fund.

Generally, the Subscription Agreement requires that an investor certify that it is an "accredited investor" as defined in Regulation D under the 1933 Act.  An "accredited investor" includes, among other investors, an individual who: (i) has a net worth (or a joint net worth with that person's spouse) immediately prior to the time of purchase in excess of $1 million (excluding the value of that individual's primary residence); or (ii) an individual who has income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year.  Other categories of "accredited investor" or other eligible investor standards applicable to companies and other investors are set forth in the Subscription Agreement.  Additional requirements are set forth in the form of Subscription Agreement.  Investors who meet the qualifications set forth in the form of Subscription Agreement are referred to in this Prospectus as Eligible Investors.

All prospective investors must complete a Subscription Agreement in which they certify that, among other things, they meet the foregoing requirements and that they will not transfer their Units (or any portion thereof) except in accordance with the LLC Agreement.  Existing Members who request to purchase additional Units are required to qualify as Eligible Investors and to complete an additional Subscription Agreement prior to the additional purchase.

PURCHASING UNITS

Units are offered at a price equal to their NAV per Unit, plus a sales load, for purchase as of the first Business Day of each calendar month (previously defined as the "Membership Date"), except that the Fund may offer Units more or less frequently as determined by the Board.  Financial intermediaries may waive the sales load for their customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary.  The minimum initial investment from each investor is $50,000, and minimum subsequent subscriptions are $10,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  The Fund may accept subscriptions for lesser amounts in the discretion of the Advisors. A financial intermediary may establish higher minimum investment requirements than the Fund.

An investor purchases Units in the Fund.  The initial NAV per Unit is $[        ].

A prospective investor must submit a completed Subscription Agreement at least five Business Days prior to the Membership Date or by such other date as determined by the Fund in its discretion and communicated to the investor. A Member generally may subscribe for additional Units by completing an additional Subscription Agreement, unless otherwise determined by the Advisors.  A Subscription Agreement generally requires a Member to provide certain information about itself and to make certain representations, warranties and agreements, including an agreement to indemnify the Fund, the Advisors, the Administrator and the Distributor (the "Fund Parties") as a result of any misrepresentations made by the Member in the Subscription Agreement.  The Fund will rely on, without investigation, a Member's financial advisor to furnish to it a completed Subscription Agreement (as well as any information required to be provided by the Member pursuant to the Subscription Agreement), and the Fund Parties will not be liable to the Member or any other party for such reliance.  In addition, the Fund Parties will have no obligation or responsibility whatsoever for ensuring information contained in the Subscription Agreement concerning the Member is accurate or that any information required to be provided by a Member is accurate or that it is provided to the Fund in a timely manner.

Except as otherwise permitted by the Board, initial and subsequent purchases of Units will be payable in cash in one installment.  All purchases are subject to immediately available funds in the full amount of the purchase being available in an investor's account with its financial intermediary at least two Business Days prior to the applicable Membership Date or such other date as the Fund may determine in its discretion and communicate to investors (previously defined as the "Subscription Date").  At the close of business on the Subscription Date, the Fund will either accept or reject an investor's subscription and, if accepted, the investor's subscription amount will be credited to the Fund's account.  The investor, however, will not become a Member of the Fund and will have no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement until the Membership Date.  An investor will become a Member of the Fund, and begin to participate in the Fund's returns, on the Membership Date.  For subscriptions made after the initial closing date, the number of Units to be received by a Member in respect of any additional subscription will be based on the net asset value of a Unit determined as of the close of business on the last Business Day of the calendar month preceding the Membership Date in respect of such additional subscription.  An investor's additional subscription amount will be credited to the Fund's account on the Subscription Date, although the number of Units denominating the additional subscription amount may not be determined until approximately 20 to 25 days after the Membership Date in respect of such additional subscription and the investor will not become a Member of the Fund in respect of such additional Units and will have no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement in respect of such additional Units until the Membership Date in respect of such additional subscription.

Generally speaking, the Portfolio Funds in which the Fund invests have similar subscription processes as the Fund.  For example, a Portfolio Fund will typically require receipt of cleared funds at least several Business Days prior to the date an investor begins participating in the Portfolio Fund's returns.  As such, the subscription process described above, including acceptance by the Fund of a prospective investor's subscription at least two Business Days prior to the Membership Date, is designed in part to ensure the Fund will be able to invest in Portfolio Funds in a timely manner.

Despite the Subscription Date being at least two Business Days prior to the Membership Date, as discussed above an investor does not become a Member of the Fund and has no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement until the Membership Date.  Between the time the Fund accepts an investor's subscription on a Subscription Date, and a Membership Date when the investor becomes a Member of the Fund, such investor will not participate in the Fund's returns and will be treated as a general unsecured creditor of the Fund with respect to the applicable subscription amount.

Units are being offered only to investors that meet all requirements to invest in the Fund.  The Fund reserves the right, in its sole discretion, to reject in whole or in part, any subscription to purchase Units in the Fund at any time and the Board may suspend or terminate the sale of Units at any time.

Financial intermediaries also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in the Fund that are in addition to the fees, terms and conditions set forth in this Prospectus.  Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund.  Any terms and conditions imposed by a financial intermediary, or operational limitations applicable to such parties, may affect or limit a Member's ability to subscribe for Units, or otherwise transact business with the Fund.  Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the financial intermediary.

REPURCHASES OF UNITS

No Right of Redemption

No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem the Units.  No public market for Units exists, and none is likely to develop in the future.  Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Repurchases

The Fund may, from time to time, repurchase Units from its Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion.  Each such tender offer may be limited and will generally apply to up to 15% of the net assets of the Fund at that time.  In this regard, even if the Fund makes a tender offer, there is no guarantee that Members will be able to sell all of the Units that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by Members, the Fund may, consistent with the 1934 Act, decide to repurchase only a pro rata portion of the Units tendered by each Member. Each tender offer will be made and shareholders will be notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder.

In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisors currently expect that they will generally recommend to the Board that the Fund offer to repurchase Units from Members quarterly on the last Business Day of March, June, September and December, beginning [                ].  However, the Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions. The Fund will require that each tendering Member tender a minimum of $50,000 worth of Units, subject to the Board's ability to permit a Member to tender a lesser amount in its discretion.

 A [  ]% early repurchase fee will be charged to any Member that tenders its Units to the Fund prior to the Business Day immediately preceding the one-year anniversary of the Member's purchase of the respective Units.  This early repurchase fee would apply separately to each purchase of Units made by a Member.  For example, if a Member purchases Units in January of year 1 and then purchases additional interests in December of year 1, such Member would be subject to an early repurchase fee on the additional Units purchased in December of year 1 until December of year 2.  The purpose of the [ ]% early repurchase fee is to reimburse the Fund for the costs incurred in liquidating securities in the Fund's portfolio in order to honor the Member's repurchase request and to discourage short-term investments which are generally disruptive to the Fund's investment program.

In determining whether to accept the Advisors' recommendation to repurchase interests, the Board may consider the following factors, among others:

(a)	whether any Members have requested to tender Units to the Fund;

(b)	the liquidity of the Fund's assets (including fees and costs associated with withdrawing from Portfolio Funds);

(c)	the investment plans and working capital and reserve requirements of the Fund;

(d)	the history of the Fund in repurchasing Units;

(e)	the availability of information as to the value of the Fund's interests in underlying Portfolio Funds;

(f)	the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

(g)	any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of Units; and

(h)	the recommendations of the Advisors.

The Fund will repurchase Units from Members pursuant to written tenders on terms and conditions that the Board determines, in its sole discretion, to be fair to the Fund and to all Members of the Fund.  The value of a Member's Units that are being repurchased will be equal to their aggregate NAV as of the Valuation Date.  When the Board determines that the Fund will repurchase Units, notice will be provided to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Members deciding whether to tender Units during the period that a tender offer is open may obtain the estimated aggregate NAV of their Units by contacting [       ] during the period at the contact number provided in the Member's repurchase materials.

Repurchases will be effective as of the end of the Notice Date Period after receipt and acceptance by the Fund of all eligible written tenders of Units from its Members.  Marketable securities used to satisfy an in-kind distribution will be valued in accordance with the LLC Agreement of the Fund and will be distributed to all tendering Members on a proportionate basis.  If, however, payments are made in kind to a tendering Member, such Member may incur tax liability and brokerage costs in converting such securities to cash.  The Fund does not impose any charges in connection with repurchases of Units (except for the [  ]% early repurchase fee described above).

From the end of the Notice Date Period, Members whose written tenders of Units have been accepted by the Fund will continue to remain subject to the risk of fluctuations in the net asset value of Units until the Valuation Date. Additionally, Members who receive in-kind payment in respect of their accepted tenders will, after the Valuation Date, remain subject to the risk of fluctuation of the value of such assets received in-kind and, to the extent such assets are Portfolio Funds, to the fees ad expenses of each such Portfolio Fund.

In light of liquidity constraints associated with investments in Portfolio Funds and that the Fund may have to effect withdrawals from those funds to pay for Units being repurchased, the Fund expects to employ the following repurchase procedures:

(a)	If the Board elects to offer to repurchase Units in the Fund, the Fund will send each Member a tender offer that explains the terms and conditions of the repurchase. This tender offer will be sent to

Members at least 20 Business Days prior to the date on which the Member must notify the Fund that the Member has elected to tender Units to the Fund.
(b)
A Member choosing to tender Units for repurchase must do so within the Notice Date Period, which generally will be between approximately 95 to 65 calendar days prior to the Valuation Date, which is generally expected to be the last Business Day of March, June, September or December.  Units or portions of them will be valued as described below.  This means, for example, that the Notice Date Period for a tender offer having a December 31 Valuation Date would be between September 27 and October 27.

(c)
Immediately after the Notice Date Period, each Member whose Units (or portion of them) have been accepted for repurchase will be bound by the terms of a repurchase instrument (the "Repurchase Instrument"), as set forth in the Fund's LLC Agreement, entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Units.

(d)
The Repurchase Instrument will be un-certificated, non-interest bearing, non-transferable and non-negotiable.  A Member who becomes bound by the terms of a Repurchase Instrument (the "Payee") shall retain all rights, with respect to tendered Units, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date.  Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Member of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement.  For purposes of calculating the value of the repurchased Units, the amount payable to the Payee will take into account and include all Fund gains, losses and expenses until the Valuation Date.  If the Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Fund is liquidated or dissolved and the value of the repurchased Units will be calculated in accordance with the foregoing sentence.

(e)	Once bound by the terms of a Repurchase Instrument, an investor will no longer be a Member of the Fund and will not have the rights of a Member, including without limitation voting rights.
(f)
Initial payment in respect of the Repurchase Instrument will be made as of the later of (i) any Business Day that is within 30 days after the Valuation Date, or (ii) if the Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Units, within ten Business Days after the Fund has received at least 90% of the aggregate amount withdrawn from the Portfolio Funds.  Payment in respect of the Repurchase Instrument will be made in two or more installments.  The initial payment in respect of the Repurchase Instrument is generally expected to consist of approximately 90% of the amount required to be paid under such Repurchase Instrument.  The balance due under the Repurchase Instrument is generally expected to be paid within 90 days after the Valuation Date and will be subject to adjustment as a result of any corrections to the Fund's NAV as of the Valuation Date.  Additionally, the Board has discretion to hold back any amount of the balance due under the Repurchase Instrument for a longer period, but not longer than until after the completion of the annual audit of the Fund's financial statements for the fiscal year in which the applicable repurchase is effected, with such balance being subject to adjustment as a result of the Fund's annual audit or as a result of any other corrections to the Fund's NAV as of the Valuation Date arising other than as a result of the Fund's annual audit.  In the event the Board determines to hold back any such amount of the balance due under the Repurchase Instrument in accordance with the foregoing, such balance, as adjusted in accordance with the foregoing (if applicable), will be paid not later than promptly after the completion of the Fund's annual audit.  No interest will be paid on any amounts held back. The Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Valuation Date.

(g)
Although the amounts required to be paid by the Fund under the Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.  The Fund intends to make an in-kind payment only under the limited circumstance where the Fund receives an in-kind distribution from Portfolio Funds of transferable securities that the Fund cannot liquidate itself prior to making the distribution.

If modification of the Fund's repurchase procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will to the extent practicable adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Units as would be available under the procedures described above.

In the event that the Advisors or any of their affiliates holds Units in the capacity of a Member, the Units may be tendered for repurchase in connection with any tender offer made by the Fund.

A Member tendering only a portion of its Units for repurchase will be required to continue to hold Units with a value of at least $50,000 (or any lower amount equal to the Member's initial subscription amount) after giving effect to the repurchase, subject to the Board's ability to permit a Member to continue to hold Units in a lesser amount in its discretion. If a Member tenders an amount that would cause the value of its Units in the Fund to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Member so the value of the Member's Units is above the minimum or to repurchase all of the Member's Units.

Payment for repurchased Units may require the Fund to liquidate portfolio holdings earlier than the Advisors would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund's investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Units also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds.

The LLC Agreement grants the Board the authority to repurchase the Units, or any portion of them, of a Member or any person acquiring Units from or through a Member, without consent or other action by the Member or other person, if the Board in its sole discretion determines that:

(a)	the Units had been transferred or vested in any person in violation of the Fund's LLC Agreement;
(b)
ownership of the Units by a Member or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(c)
continued ownership of the Units by a Member may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

(d)	any of the representations and warranties made by a Member or other person in connection with the acquisition of Units was not true when made or has ceased to be true;
(e)	ownership of the Units by the Member would cause the Fund to be subject to additional regulatory or compliance requirements imposed by laws other than the 1933 Act, the 1934 Act or the 1940 Act; or
(f)	if such repurchase would be in the best interest of the Fund, including without limitation in connection with the liquidation or termination of the Fund.

In the event that the Board determines that the Fund should, without the additional consent of the Member, repurchase the Units of such Member, or any person acquiring Units from or through the Member, such repurchases will be subject to the following repurchase procedures unless otherwise determined by the Board from time to time:

(a)
Units (or portions thereof) will be valued in accordance with the Fund's valuation and liquidity procedures as of the "Compulsory Repurchase Valuation Date" (which date, unless otherwise determined by the Board, shall be the last Business Day of the quarter in which the Fund intends to repurchase the Units);

(b)
Promptly after the Board determines that the Fund should repurchase the Units of a Member, or any person acquiring Units from or through a Member, pursuant to the authority granted in the LLC Agreement, the Fund will give to such person whose Units (or portion thereof) have been called for repurchase (a "Compulsorily Repurchased Member") notice of the Fund's intent to repurchase the Units and the expected Compulsory Repurchase Valuation Date for such Units;

(c)
immediately after the Compulsorily Repurchased Members have been given notice of the Fund's intent to repurchase Units, each Compulsorily Repurchased Member will be bound by the terms of a repurchase instrument (the "Compulsory Repurchase Instrument"), as set forth in the Fund's LLC Agreement, entitling the Compulsorily Repurchased Member to be paid an amount equal to the value, determined as of the Compulsory Repurchase Valuation Date, of the repurchased Units; and

(d)
The Compulsory Repurchase Instrument will be un-certificated, non-interest bearing, nontransferable and non-negotiable.  A Member who becomes bound by the terms of a Compulsory Repurchase Instrument (the "Compulsory Repurchase Instrument Payee") shall retain all rights, with respect to compulsorily repurchased Units, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date.  Except as otherwise provided in the Compulsory Repurchase Instrument, such Compulsory Repurchase Instrument Payee shall not be a Member of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement.  For purposes of calculating the value of the repurchased Units, the amount payable to the Compulsory Repurchase Instrument Payee will take into account and include all Fund gains, losses and expenses until the Compulsory Repurchase Valuation Date.  If the Fund is liquidated or dissolved prior to the original Compulsory Repurchase Valuation Date, the Compulsory Repurchase Valuation Date shall become the date on which the Fund is liquidated or dissolved and the value of the repurchased Units will be calculated in accordance with the foregoing sentence.

(e)
Initial payment in respect of the Compulsory Repurchase Instrument will be made as of the later of (i) any Business Day that is within 30 days after the Compulsory Repurchase Valuation Date, or (ii) if the Fund has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of Units, within ten Business Days after the Fund has received at least 90% of the aggregate amount withdrawn from such Portfolio Funds.  Payment in respect of the Compulsory Repurchase Instrument will be made in two or more installments.  The initial payment in respect of the Compulsory Repurchase Instrument is generally expected to consist of approximately 90% of the amount required to be paid under such Compulsory Repurchase Instrument.  The balance due under the Compulsory Repurchase Instrument is generally expected to be paid within 90 days after the Compulsory Repurchase Valuation Date and will be subject to adjustment as a result of any corrections to the Fund's NAV as of the Compulsory Repurchase Valuation Date.  Additionally, the Board has discretion to hold back any amount of the balance due under the Compulsory Repurchase Instrument for a longer period, but not longer than until after the completion of the annual audit of the Fund's financial statements for the fiscal year in which the applicable repurchase is effected, with such balance being subject to adjustment as a result of the Fund's annual audit or as a result of any other corrections to the Fund's NAV as of the Compulsory Repurchase Valuation Date arising other than as a result of the Fund's annual audit.  In the event the Board determines to hold back any such amount of the balance due under the Compulsory Repurchase Instrument in accordance with the foregoing, such balance, as adjusted in accordance with the foregoing (if applicable), will be paid not later than promptly after the completion of the Fund's annual audit.  No interest will be paid on any amounts held back. The Compulsory Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Compulsory Repurchase Valuation Date.

Transfers of Units

A Member may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation through any swap, structured note or any other derivative transaction) of all or any of its Units, including, without limitation, any portion of a Unit (such as a right to distributions), to any person (collectively a "Transfer" and each a "Transferee"), except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. Any permitted Transferee will be bound by the Fund's LLC Agreement and the agreements contained in the Fund's Subscription Agreement without any action on their part.

No assignee, purchaser or Transferee may be admitted as a substitute Member, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion. Any Transfer made or purported to be made that is in violation of the Fund's LLC Agreement shall be void and of no effect.  To the extent any Member, Transferee or successor Member is purported to have transferred any economic interest in the Fund in violation of the Fund's LLC Agreement, the Fund shall not recognize such action and the Board may terminate all or any part of the Unit of such Member, Transferee or successor Member at no value or such value as the Board determines in its sole and absolute discretion and the Member, Transferee or successor Member will forfeit all or such portion of its Units in connection with such termination as determined by the Advisor in connection therewith.

With respect to a Repurchase Instrument or a Compulsory Repurchase Instrument, a Member may not Transfer all or any portion of the Repurchase Instrument or the Compulsory Repurchase Instrument to any person, except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be given or withheld in the Board's sole and absolute discretion and any such permitted Transferee shall become automatically subject to and bound by the terms of the Repurchase Instrument or Compulsory Repurchase Instrument, as the case may be, without any action on their part.

The Board has delegated its decision making authority on Transfers, subject to all Transfers being in compliance with the 1940 Act, to officers of the Fund and the Advisors.  However, such delegation is subject to revocation by the Board at any time.

CALCULATION OF NET ASSET VALUE; VALUATION

The Fund will calculate its NAV as of the close of business on the last Business Day of each calendar month as noted below, and at such other times as the Board may determine, including in connection with repurchases of Units, in accordance with the procedures described below.

The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The NAV per Unit equals the NAV of the Fund divided by the number of its outstanding Units. The value of the assets of the Fund will depend on the value of its share of the Portfolio Funds or other investments in which the Fund invests.

With respect to securities for which market values are not readily available, including Portfolio Funds, it is the Board's responsibility to, in good faith, determine the fair value of such securities.  The Board has adopted and approved written policies and procedures (the "Valuation Procedures") for the purpose of determining the value of securities held by the Fund, including the fair value of the Fund's investments in Portfolio Funds, and has delegated to the internal valuation committee of the Advisor and its registered investment advisory affiliates (the "Valuation Committee") the responsibility for the day-to-day oversight of the valuation of the Fund's investments pursuant to the Valuation Procedures.  As a general principle, the fair value of an asset should reflect the amount that the Valuation Committee determines the Fund might reasonably expect to receive for the asset from the current sale of that asset in an orderly arm's-length transaction, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  The Board reviews all fair value determinations made by the Valuation Committee at its regularly scheduled meetings and also reviews the Valuation Procedures on an annual basis.

Valuation of Portfolio Funds

Prior to an investment by the Fund in any Portfolio Fund, the Advisors will conduct a due diligence review of the valuation methodologies used by the Portfolio Fund.  As part of its due diligence process, the Advisors will assess each Portfolio Fund's valuation policies and procedures for appropriateness in light of the obligation of the Fund to value its assets under the 1940 Act and generally accepted accounting principles for investment companies.  The 1940 Act generally requires funds to use market quotations when available or otherwise utilize principals of fair value for a security that results in a price equal to the amount the Fund might reasonably expect to receive for the asset from the current sale of that asset in an orderly arm's-length transaction.  If the Advisors ultimately conclude that a Portfolio Fund's valuation policy (including its valuation policy with respect to side pockets) is not consistent with the Fund's obligation to value its assets under the 1940 Act and in accordance with generally accepted accounting principles for investment companies, the Fund will not invest in that Portfolio Fund, or if already invested, will reevaluate its fair value determination with respect to such investment and, if practicable and in the best interests of the Fund, may cause its interest in such Portfolio Fund to be redeemed or otherwise disposed of as soon as it is practicable and able to do so.  In addition, the Advisors will review any other information available to it, including reports by independent auditors, fund administrators or other third parties.

In general, it is anticipated that valuation information from Portfolio Funds will be available monthly, within approximately 45 days after each month-end, and with the bulk of such valuation information being available within approximately 25 days after each month-end.  In determining the fair value of underlying Portfolio Fund interests held in the Fund's portfolio, the Advisors, pursuant to the Valuation Procedures, rely primarily on unaudited valuation information received from the Portfolio Funds, though the Advisors will, pursuant to the Valuation Procedures, take into account any other relevant information available at such time as well.  Specifically, the Advisors typically will receive monthly estimated values or performance return information from the Portfolio Funds.  The Advisors will also receive annual audited financial statements from the Portfolio Funds.  The Fund will not invest in Portfolio Funds that are not required to provide annual audited financial statements.  In the event that a Portfolio Fund does not provide valuation information on a timely basis, the Fund will determine the fair value of such investment based primarily on the most recent final or estimated value reported by the Portfolio Fund, as well as any other relevant information available at such time.

As applicable, in carrying out the role delegated to them under the Valuation Procedures the Advisors will assess the overall reasonableness of the information provided by a Portfolio Fund.  This could include the following processes: 1) comparison between estimated and final net asset values of the Portfolio Fund, 2) due diligence questionnaires and communication with the Portfolio Fund, 3) review of annual audited financial statements of the Portfolio Fund, and/or 4) other measures deemed appropriate under the circumstances.

Fair Valuation and Adjustments

Pursuant to the Valuation Procedures adopted by the Board, the fair value of a Portfolio Fund is based primarily upon values or performance information provided by the Portfolio Fund's Manager or administrator, as the case may be.  In determining the fair value of a Portfolio Fund pursuant to the Valuation Procedures, the Advisors will also take into account any other relevant information available at the time.  If the Advisors have reason to believe that a value or information provided by a Portfolio Fund is not consistent with the Fund's obligation to value its assets under the 1940 Act and in accordance with generally accepted accounting principles for investment companies, or is unreliable, the Advisors will, in light of all relevant circumstances and pursuant to the Valuation Procedures, not rely primarily on such reported value in determining the fair value of the Portfolio Fund.  In making the fair value determination with respect to a Portfolio Fund, the other factors that the Advisors may consider are, among others, (i) the price at which recent subscriptions or redemptions of the Portfolio Fund interests were offered, (ii) information provided to the Fund or to the Advisors by a Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund's offering materials or other agreements with the Fund, (iii) relevant news and other sources, and (iv) significant market events.  In the event the Advisors determine that a value or information provided by a Portfolio Fund is not consistent with the Fund's obligation to value its assets under the 1940 Act and in accordance with generally accepted accounting principles for investment companies, or is unreliable, such factors may be the primary information relied upon in fair valuing the Fund's interest in the Portfolio Fund.  In addition, in some cases valuations will not be available from Portfolio Funds at all.

Although the Valuation Procedures approved by the Board provide that the Valuation Committee will rely primarily on the valuations provided by the Managers or their administrators, neither the Valuation Committee nor the Advisors will be able to confirm independently the accuracy of any unaudited valuations provided thereby.  For a description of certain risks related to the valuation of Portfolio Funds, see "General Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

The valuations reported by the Managers of the Portfolio Funds, upon which the Fund primarily relies in calculating its month-end NAV and NAV per Unit, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined an NAV, the Fund will generally not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Members (if the valuations are revised upward) or the remaining Members (if the valuations are revised downwards) will bear the risk of such revisions. A repurchasing Member will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other Members. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Managers or revisions to NAV of a Portfolio Fund adversely affect the Fund's NAV, the outstanding Units of the Fund will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a NAV per Unit higher than the adjusted amount. Conversely, any increases in the NAV per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a NAV per Unit lower than the adjusted amount. New Members, as well as Members purchasing additional Units, may be affected in a similar way because the same principles apply to the subscription for Units.  See "General Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

Valuation of Securities

To the extent the Fund invests directly in securities other than investments in Portfolio Funds (e.g., directly or through separate accounts), the Fund will generally value such assets as described below.

Securities for which market quotations are readily available and not determined by the Advisors to be unreliable shall be valued at their current market value based on market quotations.  Equity securities that are traded on a recognized securities exchange (e.g., the NYSE), separate trading boards of a securities exchange, or through a market system that provides contemporaneous pricing information (an "Exchange") are valued via independent pricing services generally at the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange, prior to the time as of which the assets or liabilities are valued.  However, other means of determining current market value may be used.  If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used.  In the event there are no sales involving an equity security on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used.  If no bid or ask price is available on a day on which the Fund values such security, the prior day's price will be used, provided that the Advisors are not aware of any significant event or other information that would cause such last price to no longer reflect the fair value of the security, in which case such asset will be fair valued.

The Advisors may utilize, to value securities or assets for which market quotations are not readily available or for which such market quotations are determined to no longer reflect the fair value of the security, pricing agents or pricing services ("Pricing Services") approved or ratified by the Fund's Board or a committee thereof or broker-dealers or market makers ("Broker-Dealers").   The use of Pricing Services and Broker-Dealers for determining fair value is in addition to the use of such Pricing Services and Broker-Dealers for obtaining available market quotations.

When market quotations are not readily available or are believed to be unreliable, or the Advisor believes the values received from the Pricing Services or Broker-Dealers are unreliable, the security or asset is valued at fair value.  In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee and/or the Board, in consultation with the Advisors, will reevaluate the Fund's fair value methodology to determine, what, if any, adjustments should be made to the methodology.

ANNUAL DISTRIBUTIONS

The Fund intends to distribute all of its net investment income to Members as of the last calendar day of each calendar year (an "Annual Distribution").  Annual Distributions will be made to each Member pro rata based on the number of Units held by such Member and will be net of Fund expenses.  To maintain its qualification for taxation as a RIC for U.S. federal income tax purposes, the Fund is required to distribute  for each taxable year at least 90% all of its net investment income.  All net realized capital gains, if any, will be distributed at least annually to Members.  Units are issued and outstanding from the initial closing date (or other date on which Units are issued by the Fund) to the date, if any, on which such Units are repurchased by the Fund.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax consequences to persons who purchase our Units pursuant to this offering.  The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion does not address all of the tax consequences that may be relevant to a particular investor or to investors subject to special treatment under U.S. federal income tax laws.  This discussion is limited to investors who hold their Units as capital assets (generally, for investment).  No ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of our Units, as well as the effects of state, local and non-U.S. tax laws.

A "U.S. holder" is a beneficial owner of Units that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A "Non-U.S. holder" is a beneficial owner of Units that is not a partnership and is not a U.S. holder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding our Units should consult its tax advisors with respect to the purchase, ownership and disposition of our Units.

Taxation as a RIC

We intend to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Code.  As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to holders of Units as dividends for U.S. federal income tax purposes.  To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below).  In addition, to obtain RIC tax treatment, we must distribute to holders of our Units, for each taxable year, at least 90% of our "investment company taxable income" (determined without regard to the dividends paid deduction), which is generally our ordinary income plus the excess of net short-term capital gains over net long-term capital losses (the "Annual Distribution Requirement").

If we qualify as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to holders of our Units with respect to that year.  We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our holders of our Units.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance

Requirement").  We will not be subject to excise taxes on amounts on which we are required to pay corporate income taxes (such as retained net capital gains).

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	be registered under the 1940 Act as a management company at all times during each taxable year;
•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to our business of investing in such stock or securities or foreign currencies, and net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code) (the "90% Income Test"); and

•	diversify our holdings so that at the end of each quarter of the taxable year:
o
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

o
no more than 25% of the value of our assets is invested (1) in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (2) in securities of one or more qualified publicly traded partnerships (the "Diversification Tests").

We may be required to recognize taxable income in circumstances in which we do not receive cash.  For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. In addition, as described below, we may be deemed to receive taxable income with respect to our investments in "passive foreign investment companies" without a corresponding receipt of cash.  In these and other circumstances, we may be required to make a distribution to holders of our Units in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement.  However, under the 1940 Act, we are not permitted to make distributions to holders of our Units while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met.  See "Regulation—Senior Securities."  Moreover, our ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests.  If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year (for example, because we fail the 90% Income Test described above), we will be subject to tax in that year on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to holders of our Units, reducing the amount available to be distributed to holders of our Units.  We would not be able to deduct distributions to holders of our Units, nor would they be required to be made.  Distributions would generally be taxable to individual and other non-corporate taxable holders of our Units as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before January 1, 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met.  Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction.  Distributions in excess of our current and accumulated earnings and profits would be treated first as a tax-free return of capital to the extent of the holder's adjusted tax basis in our Units (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any year, to qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to holders of our Units our earnings and profits attributable to non-RIC years.  In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect when taxable income must be recognized or the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

The Fund anticipates that substantially all of the Portfolio Funds in which it invests will be treated as "passive foreign investment companies" ("PFICs") for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation if (i) 75% or more of its gross income for the taxable year consists of passive income or (ii) 50% or more of its assets for the taxable year consists of assets that produce, or are held for the production of, passive income.  The Fund intends to elect to mark to market its PFIC stock and include in income any resulting gain or loss (a "Mark-to-Market Election") for those PFICs in which it invests.  Under a Mark-to-Market Election, the Fund will not be deemed to have received distributions of net investment income or net capital gains from the PFIC. If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund's taxable year and will be required to include in the Fund's gross income the positive difference, if any, between the fair market value of shares as of the end of the Fund's taxable year and the adjusted basis of such shares. All of such positive difference will be treated as ordinary income and will be a dividend in the hands of the Fund. Moreover, any gain from the Fund's actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be ordinary income in the Fund's hands. Thus, the Fund cannot generate long-term capital gains with respect to PFIC stock for which the Fund has made a Mark-to-Market Election. The Fund will recognize income regardless of whether the PFIC has made any distributions to the Fund and such income will constitute investment company taxable income subject to the Annual Distribution Requirement described above. The Fund's basis in the shares it owns in the PFIC will be increased to reflect any such recognized income. The Fund may deduct any decrease in value equal to the excess of its adjusted basis in the shares over the fair market value of the shares of the PFIC as of the end of the Fund's taxable year, but only to the extent of any net mark-to-market gains included in the Fund's income for prior taxable years.

The Fund intends to borrow funds or to redeem a sufficient amount of its investments in PFICs for which the Fund has made a Mark-to-Market Election so that the Fund has sufficient cash to meet the distribution requirements to maintain its qualification as a regulated investment company and minimize U.S. federal income and excise taxes.  However, no assurance can be given in this regard.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by holders of its Units. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, holders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income liability. A taxpayer's ability to use a foreign tax deduction or credit is subject to limitations under the Code. Shortly after any year for which it makes such an election, the Fund will report to holders of its Units the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount that may be available for the deduction or credit.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Holders

Distributions by us generally are taxable to U.S. holders as ordinary income or capital gains.  Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. holders to the extent of our current or accumulated earnings and profits.  To the extent such distributions paid by us to non-corporate holders (including individuals) are attributable to dividends received by us from U.S. corporations and certain qualified foreign corporations, and provided that certain holding period and other requirements are met, such distributions generally will be eligible for a reduced maximum federal income tax rate for taxable years beginning before January 1, 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation).  However, these reduced rates are not applicable to (i) dividends paid by a foreign corporation that is a PFIC and (ii) ordinary income from a Mark-to-Market Election with respect to a PFIC.  Thus, it is anticipated that distributions paid by us will generally not qualify for the reduced maximum rate.

Distributions of our net capital gain (which is generally our net long-term capital gains in excess of net short-term capital losses) properly reported by us as "capital gain dividends" will be taxable to U.S. holders as long-term capital gains (currently taxed at a reduced maximum rate in the case of individuals, trusts or estates), regardless of the U.S. holder's holding period for his, her or its Units.  Distributions in excess of our earnings and profits first will reduce a U.S. holder's adjusted tax basis in such holder's Units and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. holder.

Although we currently intend to distribute any net capital gain at least annually, we may in the future decide to retain some or all of our net capital gain, but designate the retained amount as a "deemed distribution."  In that case, among other consequences, we will pay tax on the retained amount, each U.S. holder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. holder, and the U.S. holder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us.  The amount of the deemed distribution net of such tax will be added to the U.S. holder's tax basis for his, her or its Units.  Since we expect to pay tax on any retained capital gains at our regular corporate tax rate and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual holders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain.  Such excess generally may be claimed as a credit against the U.S. holder's other federal income tax obligations or may be refunded to the extent it exceeds a holder's liability for federal income tax.  A holder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid.  In order to utilize the deemed distribution approach, we must provide written notice to holders of our Units prior to the expiration of 60 days after the close of the relevant taxable year.  We cannot treat any of our investment company taxable income as a "deemed distribution."

The IRS currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction, dividends that constitute qualified dividend income and other items, if any, between its different classes of Units in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If we make such an election, the U.S. holders will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by us in October, November or December of any calendar year, payable to holders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by us and received by our U.S. holders on December 31 of the year in which the dividend was declared.

A U.S. holder generally will recognize taxable gain or loss if the holder sells or otherwise disposes of his, her or its Units, including in a repurchase.  The gain or loss will be measured by the difference between the amount realized on the disposition and the holder's tax basis in his, her or its Units.  Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the holder has held his, her or its Units for more than one year.  Otherwise, it would be classified as short-term capital gain or loss.  However, any capital loss arising from the sale or disposition of Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units.  In addition, all or a portion of any loss recognized upon a disposition of our Units may be disallowed if other Units are acquired within 30 days before or after the disposition, in which case the basis of the Units acquired will be adjusted to reflect the disallowed loss.

In general, individual and other non-corporate U.S. taxable holders currently are subject to a reduced maximum federal income tax rate on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in our Units.  Corporate U.S. holders currently are subject to federal income tax on net capital gain at the rates applied to ordinary income.  There are a number of statutory limitations on the deductibility of capital losses.

We will send to each of our U.S. holders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Unit and per distribution basis, the amounts includible in such U.S. holder's taxable income for such year as ordinary income and as long-term capital gain.  In addition, the federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the reduced maximum rate).  Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. holder's particular situation.  Dividends distributed by us generally will not be eligible for the dividends-received deduction or the reduced maximum rate applicable to qualifying dividends.

We may be required to withhold federal income tax ("backup withholding") from all taxable distributions to any U.S. holder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such holder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such holder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect.  An individual's taxpayer identification number is his or her social security number.  Any amount withheld under backup withholding is allowed as a credit against the U.S. holder's federal income tax liability and may entitle such holder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Holders

Whether an investment in our Units is appropriate for a non-U.S. holder will depend upon that person's particular circumstances.  An investment in the Units by a non-U.S. holder may have adverse tax consequences.  Non-U.S. holders should consult their tax advisors before investing in our Units.

Distributions of our "investment company taxable income" to non-U.S. holders will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. holder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. holders, and we will not be required to withhold federal tax if the non-U.S. holder complies with applicable certification and disclosure requirements.  Special certification requirements apply to a non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.  We expect that our distributions generally will not be eligible for the exemption from U.S. Federal withholding tax for distributions of so-called "qualified net interest income" and "qualified short-term gains."

Actual or deemed distributions of our net capital gain to a non-U.S. holder and gains realized by a non-U.S. holder upon the sale of our Units will generally not be subject to U.S. federal withholding tax or U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the United States.

After December 31, 2012, withholding at a rate of 30% will be required on dividends in respect of, and gross proceeds from the sale of, our Units held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons.  Accordingly, the entity through which our Units are held will affect the determination of whether such withholding is required.  Similarly, dividends in respect of, and gross proceeds from the sale of, our Units held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which we will in turn provide to the Secretary of the Treasury.  Non-U.S. holders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in our Units.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. holder will be entitled to a federal income tax credit or tax refund equal to the holder's allocable share of the tax we pay on the capital gains deemed to have been distributed.  In order to obtain the refund, the non-U.S. holder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.  For a corporate non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of our Units that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable tax treaty).  Accordingly, investment in the Units may not be appropriate for certain non-U.S. holders.

A non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. holder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. holder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our Units.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, "Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

A Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan's governing instruments, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, which would include an examination of the risk and return factors, the Fund's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan's funding objectives and other factors. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, none of the Advisors should be deemed to be fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Member in the Fund, solely by reason of the Plan's investment in the Fund.

Certain prospective investors may currently maintain relationships with one or more of the Advisors of the Fund (or with other entities that are affiliated with the Advisors) or one or more of the Managers of funds in which the Fund invests. ERISA and the relevant provisions of the Code prohibit a Plan fiduciary from using its position to cause a Plan to make an investment if as the result of such investment, the fiduciary, its affiliates, or any entity in which the fiduciary has an interest that may affect its best judgment as a fiduciary (such as one or more of the Advisors or the Managers) would receive an additional fee (either from the Plan or a third party). For example, if a fiduciary that is an affiliate of or is related to an Advisor were to cause a Plan to invest in the Fund and, as a result of that investment, the management fee payable to such Advisor were to increase, such an investment may be characterized as a prohibited transaction. Accordingly, such fiduciary should not cause such an investment unless it determines that such investment would not give rise to a prohibited transaction or an exemption from the penalties applicable to such a prohibited transaction is available.

In this regard, the DOL has held that investments made under similar circumstances would not be characterized as prohibited transactions if the fiduciary were to take steps necessary to avoid the payment of an additional fee or other consideration.  For example, if the investing fiduciary were to offset the fee payable by the Fund against the fee payable to the investing fiduciary by the Plan, such an investment may not be characterized as a prohibited transaction.

In addition, certain exemptions might be applicable to such an investment  For example, CPTE 79-13 and CPTE 2008-10 provide a exemption in cases involving the acquisition, ownership or sale of shares of a closed-end investment company, such as the Fund, by an employee benefit plan covering only employees of the investment adviser of such investment company, or employees of any affiliated person, provided that (i) the plan does not pay any investment management, investment advisory or similar to fee to such investment adviser or affiliated person; (ii) the plan does not pay a sales commission in connection with such acquisition or sale to any such investment company, investment adviser or affiliated person; and (iii) all other dealings between the plan and such investment company, the investment adviser or affiliated person are on a basis no less favorable to the plan than such dealings are with other shareholders of the investment company.  Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that would be prohibited by ERISA or the Code and, if so, whether an exemption from the prohibited transaction rules apply with respect to such purchase.

Each Plan fiduciary proposing to invest in the Fund will be deemed to have represented and warranted that (a) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan's governing plan documents; and (b) the purchase and holding of the interest in the Fund will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above, but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund and, to the extent such plans are subject to law similar to Title I of ERISA or Section 4975 of the Code, will also be deemed to represent and warrant as to the matters discussed above with respect to Plan fiduciaries.

THE FUND'S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISORS OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENTS

An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement.  A prospective investor and his or her advisors should carefully review the LLC Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Members; Additional Classes of Units

Eligible Investors who subscribe for Units in the Fund and are admitted to the Fund by its Board will become Members of the Fund. In addition, to the extent permitted by the 1940 Act or any required exemptive relief, the Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights and other characteristics different from those of the Units offered in this Prospectus.

Liability of Members

Under Delaware law and the LLC Agreement, no Member will be liable for the repayment or discharge of any debt or other liability of the Fund, or be required to make additional contributions to the capital of the Fund.  Additionally, the LLC Agreement provides that Members will have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.

Limitation of Liability

The LLC Agreement provides that the Directors and officers of the Fund and the Advisors (including certain of its affiliates, among others) shall not be liable to the Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

Power of Attorney

In subscribing for Units, a Member will appoint the Advisors as his, her or its attorney-in-fact for purposes of executing or filing any required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement. This power of attorney is a special power of attorney and is coupled with an interest in favor of the Advisors and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a Transfer by a Member of all or any portion of the Member's Units, except that when the Transferee has been approved by the Fund for admission to the Fund as a substitute Member.

Amendment of the LLC Agreements

The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members, except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the Fund; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.6, 8.10 and 8.11 of the LLC Agreement and as required under the 1940 Act.

Conversion to Open-End Investment Company

To convert the Fund to an "open-end" investment company (that is, a registered investment company that offers redeemable interests or shares), the LLC Agreement requires the favorable vote of a majority of the Directors then in office followed by the favorable vote of the Members holding not less than 75% of the voting power (as determined in accordance with the LLC Agreement) of each affected class or series outstanding, voting as separate classes or series, unless such conversion has been approved by 80% of the Directors, in which case approval by "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.  Upon the adoption of a proposal to convert the Fund from a ''closed-end company'' to an ''open-end company'' as those terms are defined by the 1940 Act and the necessary amendments to the LLC Agreement to permit such a conversion of the Fund's outstanding Units entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an ''open-end'' investment company. Such affirmative vote or consent shall be in addition to any vote or consent of the Members otherwise required by law.

Following any such conversion, it is possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity.  Investors of an open-end investment company may require the Fund to redeem their interests at any time, except in certain circumstances as authorized by or under the 1940 Act and any rules thereunder at their then current NAV, less such redemption charge, if any, as might be in effect at the time of a redemption.

Certain Change of Control Provisions

The Fund's LLC Agreement includes provisions (i) allowing for a merger or consolidation of the Fund with or into one or more limited liability companies formed under the Delaware Limited Liability Company Act or other business entities pursuant to an agreement of merger or consolidation that has been approved by two-thirds of its Directors; (ii) prohibiting the transfer of a Unit in the Fund in whole or in part to any person or entity without the express written consent of the Board of the Fund; (iii) authorizing the Fund's Board to amend its LLC Agreement without Member approval (except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the such Fund; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.6, 8.10 and 8.11 of the LLC Agreement and as required under the 1940 Act); and (iv) allowing for the removal of a Director of the Fund from office for cause only, and not without cause, and only by the action of a majority of the remaining Directors followed by a vote of the holders of at least 75% of the Units then entitled to vote for the election of such Director.  These provisions could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board.  Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Repurchase Instrument

The un-certificated Repurchase Instrument (and Compulsory Repurchase Instrument) that Members will become bound by, as applicable, if their Units are repurchased is attached as an exhibit to the Fund's LLC Agreement.  Generally, the Repurchase Instrument and Compulsory Repurchase Instrument provide that initial payment will be made as of the later of (a) any business day that is within 30 days after the Valuation Date in the case of the Repurchase Instrument (in the case of a Compulsory Repurchase Instrument, within 30 days of the Compulsory Repurchase Valuation Date) or (b) if the Fund has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of Units, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn from such Portfolio Funds.  The Repurchase Instrument and Compulsory Repurchase Instrument also generally provide that payments will be made in two or more installments and that the initial payment in respect of the Repurchase Instrument or Compulsory Repurchase Instrument is generally expected to consist of approximately 90% of the amount required to be paid under such Repurchase Instrument or Compulsory Repurchase Instrument, with the balance due generally expected to be paid within 90 days after the Valuation Date in the case of the Repurchase Instrument (in the case of a Compulsory Repurchase Instrument, within 30 days of the Compulsory Repurchase Valuation Date) and subject to adjustment as a result of any corrections to the Fund's NAV as of the Valuation Date or the Compulsory Repurchase Valuation Date, as applicable.  Additionally, the Board has discretion to hold back any amount of the balance due under the Repurchase Instrument or Compulsory Repurchase Instrument for a longer period, but not longer than until after the completion of the annual audit of the Fund's financial statements for the fiscal year in which the applicable repurchase is effected, with such balance being subject to adjustment as a result of the Fund's annual audit or as a result of any other corrections to the Fund's NAV as of the Valuation Date or the Compulsory Repurchase Valuation Date, as applicable, arising other than as a result of the Fund's annual audit.  In the event the Board determines to hold back any such amount of the balance due under the Repurchase Instrument or Compulsory Repurchase Instrument in accordance with the foregoing, such balance, as adjusted in accordance with the foregoing (if applicable), will be paid not later than promptly after the completion of the Fund's annual audit.  In addition, the Repurchase Instrument and Compulsory Repurchase Instrument each provide that upon certain event of default, the entire unpaid amount of the Repurchase Instrument and Compulsory Repurchase Instrument, as applicable, will become immediately due and payable.

Term, Dissolution and Liquidation

The Fund shall be dissolved: (i) upon the affirmative vote to dissolve the Fund by not less than 80% of the Directors (including a majority of the Independent Directors); or (ii) as required by Delaware law or any other applicable law.

Upon the occurrence of any event of dissolution of the Fund, the Board or the Advisor, acting as liquidators under appointment by the Board (or any other liquidator, if the Board does not appoint the Advisors to act as liquidators or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section entitled "Capital Accounts and Allocations."

Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to its Members) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to its Members paid in order of seniority and on a pro rata basis; and (iii) finally to such Members in accordance with the NAV of their Units after deducting the distributions in (i) and (ii).  Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

The Board may in its sole discretion, if determined to be in the best interests of the Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Members of the Fund.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its current and former Members and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share such information with select parties.

The Fund obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Fund receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Fund, its affiliates or others; (iii) information the Fund receives from a consumer reporting agency; and (iv) from visits to the Fund's or its affiliates' Web sites.

The Fund does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former Members, except as permitted by law or as is necessary to respond to regulatory requests or to service member accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Fund may share information with its affiliates or financial intermediaries to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Fund restricts access to non-public personal information about its current and former Members to those BlackRock employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former Members, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.  As of December 31, 2010, Bank of America Corporation ("Bank of America"), through its subsidiary Merrill Lynch & Co. Inc. ("Merrill Lynch"), Barclays Plc ("Barclays"), and The PNC Financial Services Group, Inc. ("PNC") owned 0%, 2.3% and 25.2%, respectively, of the voting shares of BlackRock. In addition, Bank of America, Barclays, and PNC held economic interests in BlackRock of 7.1%, 19.6 % and 20.3%, respectively.

REPORTS TO MEMBERS

The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made or as otherwise required by the 1940 Act.  Members may also be sent additional reports regarding the Fund's operations, at the discretion of the Advisors.

FISCAL YEAR

For accounting purposes, each Fund's fiscal year is the 12-month period ending on March 31.

ACCOUNTANTS AND LEGAL COUNSEL

The Board has selected [             ] as the independent public accountants of the Fund. [      ]'s principal business address is located at [                          ].

Skadden, Arps, Slate, Meagher & Flom, LLP, located at 4 Times Square, New York, New York, 10036, serves as legal counsel to the Fund and also serves as legal counsel to the Advisors and certain of its affiliates.

INQUIRIES

Inquires concerning the Fund and the Units (including procedures for purchasing Units) should be directed to:

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
Attention:
Toll-Free
FINANCIAL STATEMENTS

The Fund's audited financial statements for the period ended [  ], 2011 and the registered public accountant's reports thereon are set forth in the following pages.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To Come By Amendment]

BLACKROCK PREFERRED PARTNERS LLC

[FINANCIAL STATEMENTS AND NOTES]

[To Come By Amendment]

APPENDIX A

Proxy Voting Policies

[To Come by Amendment]

A-1

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of "materiality" that are different from "materiality" under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(1)	Financial Statements

Audited Financial Statements (1)
Report of Independent Registered Public Accounting Firm (1)

(2)	Exhibits

(a)	Limited Liability Company Agreement (1)

(b)	By-Laws (1)

(c)	Inapplicable

(d)	Refer to Exhibits (a) and (b) above

(e)	Inapplicable

(f)	Inapplicable

(g)(1)	Form of Investment Management Agreement (1)

(2)	Form of Sub-Investment Advisory Agreement (1)

(h)(1)	Distribution Agreement between Registrant and [ ](1)

(2)	Form of Broker-Dealer Agreement (1)

(i)	BlackRock Closed-End Funds Amended and Restated Deferred Compensation Plan (1)

(j)(1)	Custody Agreement (1)

(2)	Escrow Agent Agreement (1)

(k)(1)	Administrative, Accounting and Investor Services Agreement (1)

(2)	Name Licensing Agreement (1)

(l)	Opinion and Consent of Counsel to the Registrant (1)

(m)	Inapplicable

(n)	Independent Registered Public Accounting Firm Consent (1)

(o)	Inapplicable

(p)	Subscription Agreement (1)

(q)	Inapplicable

(r)(1)	Code of Ethics of the Registrant (1)

(2)	Code of Ethics of the Advisor and Sub-Advisor (1)

(3)	Code of Ethics of the Distributor (1)

(1)	To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the Form of Distribution Agreement for the Registrant's limited liability company interests to be filed by amendment to this registration statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$[ ]
Printing (other than certificates)	[ ]
Accounting fees and expenses related to the offering	[ ]
Legal fees and expenses related to the offering	[ ]
FINRA fee	[ ]
Miscellaneous (i.e., travel) related to the offering	[ ]
Total	$[ ]

Item 28. Persons Controlled by or under Common Control with the Registrant

None.

Item 29. Number of Holders of Shares

As of [        ], 2011:

Title of Class	Number of Record Holders
Limited Liability Company Units	[ ]

Item 30. Indemnification

[To Come By Amendment]

Item 31. Business and Other Connections of Investment Adviser

BlackRock Advisors, LLC, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BlackRock Advisors, LLC or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of BlackRock Advisors, LLC filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-47710).

BlackRock Financial Management, Inc., a corporation organized under the laws of Delaware, acts as investment sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of BlackRock Financial Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BlackRock Financial Management, Inc. or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of BlackRock Financial Management, Inc. filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-48433).

Item 32. Location of Accounts and Records

The Registrant's accounts, books and other documents are currently located at the offices of (i) the Registrant, (ii) the Advisor, (iii) the Sub-Advisor, (iv) the Custodian and (v) the Administrator.  The address of each is as follows:

1.	BlackRock Preferred Partners LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

2.	BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

3.	BlackRock Financial Management, Inc.
55 East 52nd Street
New York, New York 10022

4.	[ ]

5.	[ ]

Item 33. Management Services

Not Applicable

Item 34. Undertakings

(1)  The Registrant hereby undertakes to suspend the offering of its limited liability company interests until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not Applicable

(3)  Not Applicable

(4)  (a) The Registrant undertakes: to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (3) and to include any material information with respect to any plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:  (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;  (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and  (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)  If applicable:

(a) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)  Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th day of April 2011.

BLACKROCK PREFERRED PARTNERS LLC
By:	/s/ John Perlowski
John Perlowski
President, Chief Executive Officer,
Chief Financial Officer and Sole Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 20th day of April 2011.

Signature	Title
/s/ John Perlowski	President, Chief Executive Officer, Chief Financial Officer and Sole Director (Principal Executive Officer and Principal Financial and Accounting Officer)
John Perlowski